                  SECURITY AGREEMENT RE: INTELLECTUAL PROPERTY

     This Security Agreement Re: Intellectual Property (the "AGREEMENT") is dated as of December 12, 1997, by and among the parties executing this Agreement under the heading "Debtors" (such parties being hereinafter referred to collectively as the "DEBTORS" and individually as a "DEBTOR"), each with its mailing address at 2001 Butterfield Road, Suite 1400, Downers Grove, Illinois 60515, and BANK OF MONTREAL, a Canadian chartered bank acting through its Chicago branch ("BOM"), with its mailing address at 115 South LaSalle Street, Chicago, Illinois 60603, acting as agent hereunder for the Lenders hereinafter identified and defined (BOM acting as such agent and any successor or successors to BOM acting in such capacity being hereinafter referred to as the "AGENT");

                             PRELIMINARY STATEMENTS:

     A. Platinum Entertainment, Inc., a Delaware corporation (the "COMPANY") and Intersound, Inc., a Delaware corporation ("INTERSOUND"), (the Company and Intersound being hereinafter referred to collectively as the "BORROWERS" and individually as a "BORROWER"), Lexicon Music, Inc., a Delaware corporation ("LEXICON"), CGI Records, Inc., a Delaware corporation ("CGI"), River North Records, Inc., a Delaware corporation ("NORTH RECORDS"), Light Records, Inc., a Delaware corporation ("LIGHT"), The Recording Experience, Inc., a Delaware corporation ("EXPERIENCE"), Peg Publishing, Inc. a Delaware corporation ("PEG"), JustMike Music, Inc., a Delaware corporation ("JUSTMIKE"), Royce Publishing, Inc., a Delaware corporation ("ROYCE") (Lexicon, CGI, North Records, Light, Experience, Peg, JustMike and Royce being hereinafter referred to collectively as the "GUARANTORS" and individually as a "GUARANTOR"), BOM, individually and as agent, and certain lenders have entered into a Credit Agreement dated as of even date herewith (such Credit Agreement, as the same may be amended or modified from time to time, including amendments and restatements thereof in its entirety, being hereinafter referred to as the "CREDIT AGREEMENT"), pursuant to which BOM and other lenders from time to time party to the Credit Agreement (BOM and the other lenders which are now or from time to time hereafter become party to the Credit Agreement, together with any affiliates of such lenders to which is owed any Hedging Liability, being hereinafter referred to collectively as the "LENDERS" and individually as a "LENDER") have agreed, subject to certain terms and conditions, to extend credit and make certain other financial accommodations available to the Borrowers.

     B. Pursuant to the Credit Agreement, the Guarantors guarantee all of the indebtedness, obligations, and liabilities of the Borrowers to the Agent and the Lenders under the Credit Agreement.

     C. The Borrowers, or any of them individually, may from time to time enter into one or more interest rate exchange, cap, collar, floor or other agreements with one or more of the Lenders party to the Credit Agreement or their affiliates for the purpose of hedging or otherwise protecting the Borrowers, or any of them individually, against changes in interest rates on the Revolving Loans and the Term Loans (the liability of the Borrowers, or any of them individually, in respect of such agreements with such Lenders or their affiliates being hereinafter referred to as the "HEDGING LIABILITY").

     D. As a condition precedent to extending credit or otherwise making financial accommodations available to the Borrowers under the Credit Agreement, the Lenders have required, among other things, that each Debtor grant to the Agent for the benefit of the Lenders a lien on and security interest in certain personal property of such Debtor pursuant to this Agreement.

     E. The Company owns, directly or indirectly, all or substantially all of the equity interests in each Guarantor and the Company provides each Guarantor with financial, management, administrative, and technical support which enables such Guarantor to conduct its business in an orderly and efficient manner in the ordinary course.

     F. Each Guarantor will benefit, directly or indirectly, from credit and other financial accommodations extended by the Lenders to the Borrowers.

     NOW, THEREFORE, for and in consideration of the execution and delivery by the Lenders of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.     TERMS DEFINED IN CREDIT AGREEMENT.

     All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. The term "Debtor" and "Debtors" as used herein shall mean and include the Debtors collectively and also each individually, with all grants, representations, warranties and covenants of and by the Debtors, or any of them, herein contained to constitute joint and several grants, representations, warranties and covenants of and by the Debtors; PROVIDED, HOWEVER, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Collateral shall be made by each Debtor only with respect to the Collateral owned by it or represented by such Debtor as owned by it.

SECTION 2.     GRANT OF SECURITY INTEREST IN THE COLLATERAL; OBLIGATIONS
               SECURED.

     (a) Subject to Section 2(c) hereof, each Debtor hereby grants, bargains, sells, transfers, conveys, assigns, mortgages and pledges to the Agent for the ratable benefit of the Lenders, and grants to the Agent for the ratable benefit of the Lenders a security interest in, and acknowledges and agrees that the Agent has and shall continue to have for the ratable benefit of the Lenders a continuing security interest in, any and all right, title and interest of each Debtor, whether now existing or hereafter acquired or arising, in and to the following:

          (i) PATENTS. Patents, whether now owned or hereafter acquired, or in which such Debtor now has or hereafter acquires any rights (the term "PATENTS" means and includes (i) all letters patent of the United States of America or any other country or any political subdivision thereof, all registrations and recordings thereof, and all applications for letters patent of the United States of America or any other country or any political subdivision thereof, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any state thereof or any other country or any political subdivision thereof and (ii) all reissues, continuations, continuations-in-part or extensions thereof), including, without limitation, each Patent listed on Schedule A-1 hereto, and all of the inventions now or hereafter described and claimed in such Debtor's
     Patents;

          (ii) PATENT LICENSES. Patent Licenses, whether now owned or hereafter acquired, or in which such Debtor now has or hereafter acquires any rights (the term "PATENT LICENSES" means and includes any written agreement granting to any person any right to exploit, use or practice any invention on which a Patent is owned by another person), including, without limitation, each Patent License listed on Schedule A-2 hereto, and all royalties and other sums due or to become due under or in respect of such Debtor's Patent Licenses, together with the right to sue for and collect all such royalties and other sums;

          (iii) TRADEMARKS. Trademarks and Trademark registrations, whether now owned or hereafter adopted or acquired, or in which such Debtor now has or hereafter acquires any rights (the term "TRADEMARKS" means and includes (i) all trademarks, trade names, trade styles, service marks and logos, all prints and labels on which said trademarks, trade names, trade styles, service marks and logos have appeared or appear and all designs and general intangibles of like nature, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any state thereof or any other country or any political subdivision thereof and (ii) all reissues, extensions or renewals thereof), including, without limitation, each Trademark registration listed on Schedule B-1 hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark and Trademark registration and all customer lists and other records of such Debtor relating to the distribution of products bearing, or rendition of services otherwise relating to, a Trademark;

          (iv) TRADEMARK LICENSES. Trademark Licenses, whether now owned or hereafter acquired, or in which such Debtor now has or hereafter acquires any rights (the term "TRADEMARK LICENSES" means and includes any written agreement granting to any person any right to use or exploit any Trademark or Trademark registration of another person), including, without limitation, the agreements described in Schedule B-2 hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark licensed and all royalties and other sums due or to become due under or in respect of such Debtor's Trademark Licenses, together with the right to sue for and collect all such royalties and other sums;

          (v) COPYRIGHTS. Copyrights and Copyright registrations, whether now owned or hereafter adopted or acquired, or in which such Debtor now has or hereafter acquires any rights (the term "COPYRIGHTS" means and includes (i) all copyrights, whether or not published or registered, and all works of authorship and other intellectual property and the rights therein, including, without limitation, copyrights for computer programs and data bases, copyrightable materials, and all tangible property embodying such copyrights or copyrightable materials, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States of America, any state thereof or any other country or any political subdivision thereof, and (ii) all renewals, derivative works, enhancements, modifications, new releases and other revisions thereof, and (iii) all accounts receivable, income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith, and (iv) all rights corresponding thereto throughout the world), including, without limitation, each Copyright registration listed on Schedule C-1 hereto;

          (vi) COPYRIGHT LICENSES. Copyright Licenses, whether now owned or hereafter acquired, or in which such Debtor now has or hereafter acquires any rights (the term "COPYRIGHT LICENSES" means and includes any written agreement granting to any person the right to use or exploit any Copyright or Copyright registration of another person, including, without limitation, the right to use the foregoing to prepare for sale or distribution and sell or distribute any and all inventory now or hereafter owned by such Debtor and now or hereafter covered by such licenses), including, without limitation, the license and subscription agreements listed on Schedule C-2 hereto, and all royalties and other sums due or to become due under or in respect of such Debtor's Copyright Licenses, together with the right to sue for and collect all such royalties and other sums;

          (vii) KNOW-HOW AND TRADE SECRET COLLATERAL. All know-how, inventions, processes, methods, information, data, plans, blueprints, specifications, designs, drawings, engineering reports, test reports, material standards, processing standards and performance standards, to the extent that the foregoing pertain to manufacturing, production or processing operations of such Debtor and constitute trade secrets of such Debtor, and all licenses or other similar agreements granted to or by such Debtor with respect to any of the foregoing;

          (viii) GENERAL INTANGIBLES AND RECORDS AND CABINETS. General intangibles relating to any of the above-described property and supporting evidence and documents relating to any of the above-described property, including, without limitation, written applications, correspondence, delivery receipts and notes, together with all books of account, ledgers and cabinets in which the same are reflected or maintained, all whether now existing or hereafter arising;

          (ix) ACCESSIONS AND ADDITIONS. All accessions and additions to, and substitutions and replacements of, any and all of the foregoing, whether now existing or hereafter arising; and

          (x) PROCEEDS AND PRODUCTS. All proceeds and products of the foregoing and all insurance of the foregoing and proceeds thereof, whether now existing or hereafter arising, including, without limitation, (i) any claim of such Debtor against third parties for damages by reason of past, present or future infringement of any Patent or any Patent licensed under any Patent License, (ii) any claim by such Debtor against third parties for damages by reason of past, present or future infringement or dilution of any Trademark or Trademark registration or of any Trademark licensed under any Trademark License, or for injury to the goodwill of the business connected with the use of, or symbolized by, any Trademark or Trademark registration or of any Trademark licensed under any Trademark License, (iii) any claim of such Debtor against third parties for damages by reason of past, present or future infringements of any Copyright or Copyright registration or of any Copyright licensed under any Copyright License, and (iv) any claim by such Debtor against third parties for damages by reason of past, present or future misappropriation or wrongful use or disclosure of any trade secret or other property or right described above or of any such trade secret or other property or right licensed under any license agreement described above, and together with the right to sue for and collect the damages described in the immediately preceding clauses (i), (ii),
     (iii) and (iv);

all of the foregoing being herein sometimes referred to as the "COLLATERAL"; provided that the Collateral shall not include any license agreement under which any Debtor is licensee which, by its terms, prohibits the security interest contemplated by this Agreement.

     (b) This Agreement is made and given to secure, and shall secure, the payment and performance of (i) (x) any and all indebtedness, obligations and liabilities of the Borrowers, or any of them individually, to the Agent, the Lenders, or any of them individually, evidenced by or otherwise arising out of or relating to the Credit Agreement or any promissory note of the Borrowers, or any of them individually, issued at any time under the Credit Agreement (including all notes issued in extension or renewal thereof or in substitution or replacement therefor), (y) any and all Hedging Liability of the Borrowers, or any of them individually, to the Lenders, or any of them individually, and (z) any liability of the Guarantors, or any of them individually, arising out of the Credit Agreement, as well as for any and all other indebtedness, obligations and liabilities of the Debtors, or any of them individually, to the Agent, the Lenders, or any of them individually, evidenced by or otherwise arising out of or relating to this Agreement or any other Loan Document, in each case, whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired, and (ii) any and all expenses and charges, legal or otherwise, suffered or incurred by the Agent, the Lenders, or any of them individually, in collecting or enforcing any of such indebtedness, obligations or liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the foregoing being hereinafter referred to as the "SECURED OBLIGATIONS"). Notwithstanding anything in this Agreement to the contrary, the right of recovery against any Debtor (other than the Borrowers to which this limitation shall not apply) under this Agreement shall not exceed $1 less than the amount which would render such Debtor's obligations under this Agreement void or voidable under applicable law, including fraudulent conveyance law.

     (c) Notwithstanding anything herein to the contrary, this Agreement shall not operate as a sale, transfer, conveyance or other assignment to the Agent of any applications by a Debtor for a Trademark based on an intent to use the same if and so long as such application is pending and not matured into a registered Trademark (such pending applications which are based on intent to use being hereinafter referred to collectively as "INTENT-TO-USE APPLICATIONS"), but rather, if and so long as Debtor's Intent-To-Use Application is pending this Agreement shall operate only to create a security interest for collateral purposes in favor of the Agent for the ratable benefit of the Lenders, on such Intent-To-Use Application as collateral security for the Secured Obligations.

     (d) Notwithstanding anything herein to the contrary, the lien of this Agreement on the Collateral shall be released as and to the extent required by
Section 8.18 of the Credit Agreement.

     SECTION 3.     NO RELEASE.

     Nothing set forth in this Agreement shall relieve any Debtor from the performance of any term, covenant, condition or agreement on the part of such Debtor to be performed or observed under or in respect of any of the Collateral or from any liability to any party under or in respect of any of the Collateral or impose any obligation on the Agent or any Lender to perform or observe any such term, covenant, condition or agreement on the part of such Debtor to be so performed or observed or impose any liability on the Agent or any Lender for any act or omission on the part of such Debtor relative thereto or for any breach of any representation or warranty on the part of such Debtor contained in this Agreement or under or in respect of the Collateral or made in connection herewith or therewith.

     SECTION 4.     USE OF COLLATERAL.

     Notwithstanding anything to the contrary contained in this Agreement, until an Event of Default hereunder has occurred and is continuing and thereafter until otherwise notified by the Agent, each Debtor may continue to exploit, license, use, enjoy and protect the Collateral throughout the world in the ordinary course of its business as presently conducted and the Agent shall from time to time execute and deliver, upon written request of the relevant Debtor, any and all instruments, certificates or other documents, in the form so requested, necessary or appropriate in the reasonable judgment of such Debtor to enable such Debtor to continue to exploit, license, use, enjoy and protect the Collateral throughout the world in the ordinary course of its business as presently conducted.

SECTION 5.     REPRESENTATIONS AND WARRANTIES OF THE DEBTORS.

     Each Debtor hereby represents and warrants to the Agent and the Lenders as follows:

          (a) Such Debtor is, and, as to the Collateral acquired by it from time to time after the date hereof, such Debtor will be, the owner or, as applicable, licensee of its Collateral. Each Debtor's rights in its Collateral are and shall remain free and clear of any lien, pledge, security interest, encumbrance, license, assignment, collateral assignment or charge of any kind, including, without limitation, any filing of or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute, except for (i) the lien and security interest created by this Agreement, (ii) the Permitted Licenses (as hereinafter defined) and (iii) the Liens expressly permitted by the Credit Agreement (collectively, the "PERMITTED ENCUMBRANCES"). No Debtor has made any previous assignment, conveyance, transfer or agreement in conflict herewith. Each Debtor further represents and warrants to the Agent and each Lender that Schedules A-1, A-2, B-1, B-2, C-1 and C-2 hereto, respectively, are true and correct lists of all Patents, Patent Licenses, Trademarks, Trademark Licenses, Copyrights and Copyright Licenses owned or used by the Debtors as of the date hereof and that Schedules A-1, A-2, B-1, B-2, C-1 and C-2 are true and correct with respect to the matters set forth therein as of the date hereof.

          (b) Each Debtor has full corporate power to pledge and grant a security interest in all the Collateral pursuant to this Agreement.

          (c) No authorization, consent, approval, license, qualification or exemption from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority, or with any securities exchange or any other party, is required in connection with (i) each Debtor's execution, delivery or performance of this Agreement, (ii) each Debtor's grant of a security interest (including the priority thereof when the appropriate filings have been made and accepted) in the Collateral in the manner and for the purpose contemplated by this Agreement or (iii) the rights of the Agent and Lenders created hereby, except those that have already been obtained or made and those referred to in paragraph (f) of this Section 5.

          (d) Each Debtor has made all necessary filings and recordations to protect its interests in the Collateral.

          (e) Each Debtor owns directly or has rights to use all the Collateral and all rights with respect to any of the foregoing used in, necessary for or of importance to the business of such Debtor in the ordinary course as presently conducted. The use of the Collateral and all rights with respect to the foregoing by such Debtor does not, to the best of such Debtor's knowledge after due inquiry, infringe on the rights of any party, nor has any claim of such infringement been made.

          (f) Upon filings and the acceptance thereof in the appropriate offices under the Uniform Commercial Code and in the United States Patent and Trademark Office and the United States Copyright Office, this Agreement will create a valid and duly perfected first priority lien and security interest in the Collateral located in the United States of America subject to no prior liens or encumbrances.

          (g) To the best of each Debtor's knowledge after due inquiry, no claim has been made and remains outstanding that such Debtor's use of any of the Collateral does or may violate the rights of any third person.

SECTION 6.     COVENANTS AND AGREEMENTS OF THE DEBTORS.

     Each Debtor hereby covenants and agrees with the Agent and the Lenders as follows:

          (a) On a continuing basis, each Debtor will, at its own expense, subject to any prior licenses, encumbrances and restrictions and prospective licenses, encumbrances and restrictions permitted hereunder, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places within the United States of America, all such instruments, including, without limitation, appropriate financing and continuation statements and collateral agreements, and take all such action, as may be deemed necessary or advisable by the Agent (i) to carry out the intent and purposes of this Agreement, (ii) to assure and confirm to the Agent the grant and perfection of a first priority security interest in the Collateral for the benefit of the Lenders or (iii) to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

          (b) Without limiting the generality of the foregoing paragraph (a) of this Section 6, each Debtor (i) will not, except as expressly permitted by the Credit Agreement, enter into any agreement that would impair or conflict with such Debtor's obligations hereunder; (ii) will, except as expressly permitted by the Credit Agreement, promptly following its becoming aware thereof, notify the Agent and the Lenders of (x) any final adverse determination in any proceeding in the United States Patent and Trademark Office or United States Copyright Office with respect to any of the Collateral or (y) the institution of any proceeding or any adverse determination in any federal, state, local or foreign court or administrative bodies regarding such Debtor's claim of ownership in or right to use any of the Collateral, its right to register any such Collateral or its right to keep and maintain such registration; (iii) will, except as expressly permitted by the Credit Agreement, properly maintain and care for the Collateral to the extent necessary for the conduct of the business of such Debtor in the ordinary course as presently conducted and consistent with such Debtor's current practice; (iv) will not grant or permit to exist any lien or encumbrance upon or with respect to the Collateral or any portion thereof except the Permitted Encumbrances and will not execute any security agreement or financing statement covering any of the Collateral except in the name of the Agent; (v) will not, except as expressly permitted by the Credit Agreement, permit to lapse or become abandoned, settle or compromise any pending or future material litigation or material administrative proceeding with respect to any Collateral without the prior written consent of the Agent or contract for sale or otherwise sell, convey, assign or dispose of, or grant any option with respect to, the Collateral or any portion thereof; (vi) upon any responsible officer of the such Debtor obtaining knowledge thereof, will promptly notify the Agent and the Lenders in writing of any event which may reasonably be expected to materially and adversely affect the value of any of the Collateral, the ability of such Debtor or the Agent to dispose of any such Collateral or the rights and remedies of the Agent in relation thereto, including, without limitation, a levy or threat of levy or any legal process against any such Collateral;
     (vii) will diligently keep reasonable records respecting the Collateral;
     (viii) hereby authorizes the Agent, in its sole discretion, to file one or more financing or continuation statements relative to all or any part of the Collateral without the signature of such Debtor where permitted by law;
     (ix) will furnish to the Agent and any Lender no less frequently than once every three (3) months from the date hereof statements and schedules further identifying and describing the Collateral and such other materials evidencing or reports pertaining to the Collateral as the Agent or such Lender may request, all in reasonable detail; (PROVIDED, HOWEVER, that no such information need be furnished relating to any items of Collateral that arise subsequent to the most recent date on which the relevant Collateral Document requires a lien to be granted on Collateral of such type)
     (x) will, except as expressly permitted by the Credit Agreement, pay when due any and all taxes, levies, maintenance fees, charges, assessments, licenses fees and similar taxes or impositions payable in respect of the Collateral except to the extent being contested in good faith by appropriate proceedings which prevent the enforcement of the matter being contested (and such Debtor has established adequate reserves therefor) and preclude interference with the operation of the business of such Debtor in the ordinary course; and (xi) comply in all material respects with all laws, rules and regulations applicable to the Collateral if such non-compliance would result in a Material Adverse Effect or result in the creation or imposition of any liens or encumbrance on any Collateral of such Debtor. Notwithstanding anything in the immediately preceding sentence, the foregoing provisions of this paragraph (b) shall not operate to prohibit any Permitted Licenses entered into prior to the occurrence of an Event of Default hereunder. For purposes of this Section 6, the term "PERMITTED LICENSES" shall mean (i) licenses granted by any Debtor at arm's length to unaffiliated third parties in the ordinary course of such Debtor's business for consideration which such Debtor in good faith deems adequate and (ii) such other licenses as to which the Required Lenders in their discretion may consent in writing.

          (c) If any Debtor shall (i) obtain any rights to any new invention (whether or not patentable), know-how, trade secret, design, process, procedure, formula, diagnostic test, service mark, trademark, trademark registration, trade name, copyright, copyright registration, or license or
     (ii) become entitled to the benefit of any patent, patent application, service mark, trademark, trademark application, trademark registration, copyright, copyright application, copyright registration, license renewal or copyright renewal or extension, or patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent, the provisions of this Agreement shall automatically apply thereto and the same shall automatically constitute Collateral and be and become subject to the assignment, lien and security interest created hereby without further action by any party, all to the same extent and with the same force and effect as if the same had originally been Collateral hereunder. If any Debtor so obtains or becomes entitled to any of the foregoing rights described in clauses (i) and (ii) above, such Debtor shall no less frequently than once every three (3) months from the date hereof
     (x) give written notice thereof to the Agent and (y) amend Schedules A-1, A-2, B-1, B-2, C-1 and C-2 hereto, as applicable, to include such rights; PROVIDED, HOWEVER, the Debtors shall not be required to give such notice and amend such schedules for any items of Collateral that arise subsequent to the most recent date on which the relevant Collateral Document requires a lien to be granted on Collateral of such type. Each Debtor agrees, promptly following written request therefor by the Agent, to confirm the attachment of the lien and security interest created hereby to any such rights described in clauses (i) and (ii) above by execution of an instrument in form and substance acceptable to the Agent.

          (d) Each Debtor will if the Agent so requests and in any event hereby authorizes the Agent to modify this Agreement by amending Schedules A-1, A-2, B-1, B-2, C-1 and C-2 hereto to include any future Collateral.

          (e) The Debtors shall promptly furnish to the Agent a list of Permitted Licenses entered into by the Debtors after the date hereof; PROVIDED HOWEVER, the Debtors need not provide such list for any license agreements aggregating less than $10,000 in value for all Debtors and in any event, such list need not be provided not more than once per calendar month.

          (f) Each Debtor shall prosecute diligently applications for the Patents, Trademarks and Copyrights now or hereafter pending that in such Debtor's reasonable judgment would be materially beneficial to the business of such Debtor in the ordinary course, make application on unpatented but patentable inventions and registrable but unregistered Trademarks and Copyrights that in such Debtor's reasonable judgment would be materially beneficial to the business of such Debtor in the ordinary course, file and prosecute opposition and cancellation proceedings and do all acts necessary to preserve and maintain all its rights in the Collateral, unless as to any Patent, Trademark or Copyright, in the reasonable judgment of such Debtor, such Patent, Trademark or Copyright has become obsolete to the business of such Debtor. Any expenses incurred in connection with such actions shall be borne by the Debtors.

SECTION 7.     GRANT OF LICENSE TO PATENTS, TRADEMARKS, COPYRIGHTS, ETC.

     Without in any way limiting the scope of the lien and security interest created hereby, each Debtor hereby grants to the Agent for the ratable benefit of the Lenders an irrevocable, nonexclusive license and right to use all of such Debtor's Patents, Patent applications, Patent Licenses, Trademarks, Trademark registrations, Trademark Licenses, trade names, trade styles, Copyrights, Copyright registrations, Copyright Licenses and similar intangibles in the processing, production, marketing, distribution or sale by the Agent of all or any part of its collateral for the Secured Obligations in connection with and solely in connection with any foreclosure or other realization on such collateral. The license and rights granted the Agent hereby shall be exercisable without the payment of any royalty, fee, charge or any other compensation to any Debtor or any other party. Such license and rights shall include reasonable access to all records in which any of the licensed items may be recorded or stored. Such license and rights shall be absolute and unconditional to the extent used for the purpose stated above.

SECTION 8.     SUPPLEMENTS; FURTHER ASSURANCES.

     Each Debtor (i) agrees that it will join with the Agent in executing and, at such Debtor's own expense, file and refile, or permit the Agent to file and refile, such financing statements, continuation statements and other instruments and documents (including without limitation this Agreement) in such offices (including, without limitation, the United States Patent and Trademark Office and the United States Copyright Office) as the Agent may deem necessary or appropriate in order to perfect and preserve the rights and interests granted to the Agent hereunder and (ii) hereby authorizes the Agent to file and refile such instruments and documents and any other instruments or documents related thereto without the signature of such Debtor where permitted by law and (iii) agrees to do such further acts and things, and to execute and deliver to the Agent such additional instruments and documents, as the Agent may require to carry into effect the purposes of this Agreement or to better assure and confirm unto the Agent its respective rights, powers and remedies hereunder. All of the foregoing are to be at the sole cost of the Debtors. Any costs of the foregoing incurred by the Agent shall be payable by the Debtors upon demand, together with interest thereon from the date of incurrence at the Default Rate (as hereinafter defined) until so paid, and shall constitute additional Secured Obligations hereunder.

SECTION 9.     THE AGENT MAY PERFORM.

     If any Debtor fails to perform any agreement contained herein after receipt of a written request to do so from the Agent, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent, including the fees and expenses of its counsel, so incurred in connection therewith shall be payable by the Debtors under Section 14 hereof.

SECTION 10.    REMEDIES UPON DEFAULT.

     (a) The occurrence of any event or the existence of any condition which is specified as an Event of Default under the Credit Agreement shall constitute an "EVENT OF DEFAULT" hereunder.

     (b) Upon the occurrence of any Event of Default hereunder, the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of Illinois and any successor statute(s) thereto (regardless of whether such Uniform Commercial Code is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether such Uniform Commercial Code applies to the affected Collateral), and further the Agent may, without demand and without advertisement, notice, hearing or process of law, all of which each Debtor hereby waives to the extent permitted by law, at any time or times, sell and deliver any or all of the Collateral at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. In addition to all other sums due the Agent or any Lender hereunder, the Debtors jointly and severally shall pay the Agent and any Lender all costs and expenses incurred by the Agent or such Lender, including attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of the Collateral or the Secured Obligations or in the prosecution or defense of any action or proceeding by or against the Agent, such Lender or Debtors or any of them concerning any matter arising out of or connected with this Agreement or the Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code, as amended (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Debtors in accordance with Section 18(b) hereof at least ten days before the time of sale or other event giving rise to the requirement of such notice; HOWEVER, no notification need be given to a Debtor if that Debtor has signed, after an Event of Default hereunder has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. The Agent or any Lender may be the purchaser at any such sale. Each Debtor hereby waives all of its rights of redemption from any such sale. Subject to the provisions of applicable law, the Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place.

     (c) Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default hereunder, the Agent may, without demand, and without advertisement, notice, hearing or process of law, all of which each Debtor hereby waives to the extent permitted by law,
(i) exercise any and all rights as beneficial and legal owner of the Collateral, including, without limitation, any and all consensual rights and powers with respect to the Collateral and (ii) sell or assign or grant a license to use, or cause to be sold or assigned or granted a license to use, any or all of the Collateral or any part hereof, in each case free of all rights and claims of any Debtor therein and thereto. In that connection, the Agent shall have the right to cause any or all of the Collateral to be transferred of record into the name of the Agent or its nominee as well as the right to impose (i) such limitations and restrictions on the sale or assignment of the Collateral as the Agent may deem to be necessary or appropriate to comply with any law, rule or regulation, whether federal, state or local, having applicability to the sale or assignment and (ii) requirements for any necessary governmental approvals.

     (d) In the event the Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Agent, then and in every such case the Debtors, the Agent and each Lender shall be restored to their respective former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Agent and the Lenders shall continue as if no such proceeding had been instituted.

     (e) Failure by the Agent to exercise any right, remedy or option under this Agreement or any other agreement between the Debtors or any of them and the Agent or provided by law, or delay by the Agent in exercising the same, shall not operate as a waiver; no waiver shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. For purposes of this Agreement, an Event of Default shall be construed as continuing after its occurrence until the same is waived in writing by the Lenders or the Required Lenders, as the case may be, in accordance with the terms of the Credit Agreement. Neither the Agent, nor any Lender, nor any party acting as attorney for the Agent or any Lender, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The rights and remedies of the Agent under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent or the Lenders may have.

SECTION 11.    THE AGENT APPOINTED ATTORNEY-IN-FACT.

     Each Debtor hereby irrevocably appoints the Agent, its nominee, or any other person whom the Agent may designate as such Debtor's attorney-in-fact, with full authority in the place and stead of such Debtor and in the name of such Debtor, the Agent or otherwise, upon the occurrence and during the continuation of any Event of Default hereunder, or if such Debtor fails to perform any agreement contained herein, then to the extent necessary to enable the Agent to perform such agreement itself, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to prosecute diligently any patent, trademark or copyright or any application for Patents, Trademarks or Copyrights pending as of the date of this Agreement or thereafter until the Secured Obligations have been fully paid and satisfied and any commitment to extend any credit constituting Secured Obligations to the Borrowers, or any of them individually, shall have terminated, to make application on unpatented but patentable inventions and registrable but unregistered Trademarks and Copyrights, to file and prosecute opposition and cancellation proceedings, to do all other acts necessary or desirable to preserve all rights in Collateral and otherwise to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable to enforce the rights of the Agent and the Lenders with respect to any of the Collateral. Each Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither the Agent nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The foregoing power of attorney, being coupled with an interest, is irrevocable until the Secured Obligations have been fully paid and satisfied and any commitment to extend any credit constituting Secured Obligations to the Borrowers, or any of them individually, shall have terminated.

SECTION 12.    APPLICATION OF PROCEEDS.

     The proceeds and avails of the Collateral at any time received by the Agent upon the occurrence and during the continuation of any Event of Default shall, when received by the Agent in cash or its equivalent, be applied by the Agent in reduction of the Secured Obligations in accordance with the terms of the Credit Agreement. The Debtors shall remain liable to the Agent and the Lenders for any deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Debtors or to whomsoever the Agent reasonably determines is lawfully entitled thereto.

SECTION 13.    INDEMNIFICATION; LITIGATION.

     (a) Each Debtor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such applications for protection of the Collateral, suits, proceedings or other actions for infringement, unfair competition, dilution or other damage as are in its reasonable business judgment necessary to protect the Collateral. To the extent required by Section 6(b)(ii), each Debtor shall promptly notify the Agent and the Lenders in writing as to the commencement and prosecution of any such actions, or threat thereof, relating to the Collateral and shall provide to the Agent and the Lenders such information with respect thereto as may be reasonably requested. The Agent and the Lenders shall provide all reasonable and necessary cooperation in connection with any such suit, proceeding or action, including, without limitation, joining as a necessary party. Each Debtor shall indemnify and hold harmless the Agent and the Lenders for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, expenses or disbursements (including attorneys' fees) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent or any Lender in connection with or in any way arising out of such suits, proceedings or other actions; PROVIDED, HOWEVER, that the Debtors shall not be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified hereunder.

     (b) Upon the occurrence and during the continuation of any Event of Default hereunder, the Agent shall have the right, but shall in no way be obligated, to file applications for protection of the Collateral or bring suit in the name of any Debtor, the Agent or the Lenders to enforce the Collateral. In the event of such suit, the relevant Debtor shall, at the request of the Agent, do any and all lawful acts and execute any and all documents required by the Agent in aid of such enforcement and the Debtors shall promptly, upon demand, reimburse and indemnify the Agent, as the case may be, for all costs and expenses incurred by the Agent in the exercise of its rights under this Section. In the event that the Agent shall elect not to bring suit to enforce the Collateral, each Debtor agrees, to the extent required by Section 6, to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Collateral by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any person so infringing necessary to prevent such infringement.

SECTION 14.    EXPENSES.

     The Debtors jointly and severally shall, upon demand, pay to the Agent the amount of any and all costs and expenses, including the fees and expenses of its counsel and the fees and expenses of any experts and agents, which the Agent or any Lender may incur in connection with (i) the enforcement and administration of this Agreement (including, without limitation, the filing or recording of any documents), (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent or any Lender hereunder or
(iv) the failure by any Debtor to perform or observe any of the provisions hereof. All amounts payable by the Debtors under this Section shall be due from the Debtors upon demand and shall bear interest from the date incurred by the Agent or Lender, as appropriate, at the rate per annum (computed on the basis of a 360-day year for the actual number of days elapsed) determined by adding 3% to the Domestic Rate (such rate per annum as so determined being hereinafter referred to as the "DEFAULT RATE"). All amounts so payable, together with such interest thereon, shall be part of the Secured Obligations. The Debtors' obligations under this Section shall survive the termination of this Agreement and the discharge of the Debtors' other obligations hereunder.

SECTION 15.    TERMINATION AND RELEASE.

     This Agreement is made for collateral purposes only. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Secured Obligations, both for principal and interest, have been fully paid and satisfied and any commitment to extend any credit constituting Secured Obligations to the Borrowers, or any of them individually, shall have terminated. Upon such termination of this Agreement, the Agent shall, upon the request and at the expense of the Debtors, forthwith assign, transfer and deliver, against receipt and without recourse to the Agent, such of the Collateral as may then be in the possession of the Agent and as shall not have been sold or otherwise applied or released pursuant to the terms hereof or the terms of the Credit Agreement to or on the order of the relevant Debtor. Said assignment, transfer and delivery shall include an instrument in form recordable in the United States Patent and Trademark Office or the United States Copyright Office, as the case may be, by which the Agent shall terminate, release and, without representation, recourse or warranty, reassign to the relevant Debtor all rights in each Patent, Patent License, Trademark, Trademark License, Copyright and Copyright License, including each registration thereof and application therefor, conveyed and transferred to the Agent pursuant to this Agreement.

SECTION 16.    THE AGENT.

     In acting under or by virtue of this Agreement, the Agent shall be entitled to all the rights, authority, privileges and immunities provided in Section 10 of the Credit Agreement, all of which provisions of said Section 10 are incorporated by reference herein with the same force and effect as if set forth herein in their entirety. The Agent hereby disclaims any representation or warranty to the Lenders concerning the perfection of the security interest granted hereunder or in the value of any of the Collateral.

SECTION 17.    PRIMARY SECURITY; OBLIGATIONS ABSOLUTE.

     The lien and security herein created and provided for stand as direct and primary security for the Secured Obligations. No application of any sums received by the Agent in respect of the Collateral or any disposition thereof to the reduction of the Secured Obligations or any portion thereof shall in any manner entitle any Debtor to any right, title or interest in or to the Secured Obligations or any collateral security therefor, whether by subrogation or otherwise, unless and until all Secured Obligations have been fully paid and satisfied and any commitment to extend credit constituting Secured Obligations to the Borrowers, or any of them individually, shall have terminated. Each Debtor acknowledges and agrees that the lien and security hereby created and provided for are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Agent, any Lender or any other holder of any of the Secured Obligations, and without limiting the generality of the foregoing, the lien and security hereof shall not be impaired by any acceptance by the Agent, any Lender or any holder of any of the Secured Obligations of any other security for or guarantors upon any of the Secured Obligations or by any failure, neglect or omission on the part of the Agent, any Lender or any other holder of any of the Secured Obligations to realize upon or protect any of the Secured Obligations or any collateral security therefor. The lien and security hereof shall not in any manner be impaired or affected by (and the Agent and the Lenders, without notice to anyone, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Secured Obligations, or of any collateral security therefor, or of any guaranty thereof or of any obligor thereon. The Lenders may at their discretion at any time grant credit to the Borrowers, or any of them individually, without notice to any Debtor in such amounts and on such terms as the Lenders may elect (all of such to constitute additional Secured Obligations) without in any manner impairing the lien and security hereby created and provided for. No release, compromise or discharge of any Debtor hereunder or with respect to any of the Secured Obligations or any Collateral provided by such Debtor shall release or discharge, or impair the agreements of, any other Debtor hereunder or in any manner impair the liens and security interests granted by any other Debtor hereunder; and the Agent may proceed against the Collateral provided hereunder by any one or more of the Debtors without proceeding against any or all of the other Debtors, their respective properties or any other security or guaranty whatsoever. Without limiting the generality of the foregoing, the Agent (acting at the direction of the Lenders) may at any time or from time to time release any Debtor from its obligations hereunder or release any Collateral or effect any compromise with any Debtor, and no such release or compromise shall in any manner impair or otherwise effect the liens granted by, or the obligations of, the other Debtors hereunder. In order to foreclose or otherwise realize hereon and to exercise the rights granted the Agent hereunder and under applicable law as against any Debtor or any Collateral in which such Debtor has rights, there shall be no obligation on the part of the Agent, any Lender or any other holder of any of the Secured Obligations at any time to first resort for payment to the Borrowers, or any of them individually, or any other Debtor or any other Person, its property or estate or to any guaranty of the Secured Obligations or any portion thereof or to resort to any other collateral security, property, liens or any other rights or remedies whatsoever, and the Agent shall have the right to enforce this instrument as against any Debtor or any Collateral in which such Debtor has rights, irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

SECTION 18.    MISCELLANEOUS.

     (a) This Agreement cannot be changed or terminated orally. This Agreement shall create a continuing security interest in the Collateral and shall be binding upon the Debtors, their successors and assigns and shall inure, together with the rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent, the Lenders and their successors and assigns; PROVIDED, HOWEVER, that no Debtor may assign its rights or delegate its duties hereunder without the Agent's prior written consent. Without limiting the generality of the foregoing, and subject to the provisions of Sections 13.11 and 13.12 of the Credit Agreement, any Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject, however, to the provisions of the Credit Agreement. Each Debtor hereby releases the Agent from any liability for any act or omission relating to the Collateral or this Agreement, except the Agent's gross negligence or willful misconduct.

     (b) All communications provided for herein shall be in writing, except as otherwise specifically provided for hereinabove, and shall be deemed to have been given or made, if to any Debtor when given to the Borrowers in accordance with Section 13.8 of the Credit Agreement, or if to the Agent or any Lender, when given to such party in accordance with Section 13.8 of the Credit Agreement.

     (c) No Lender shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure against any Collateral subject to this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Lenders shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided and for the ratable benefit of the Lenders.

     (d) In the event that any provision hereof shall be deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity of such provision shall not affect the validity of any remaining provision hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect. Without limiting the generality of the foregoing, in the event that this Agreement shall be deemed to be invalid or otherwise unenforceable with respect to any Debtor, such invalidity or unenforceability shall not affect the validity of this Agreement with respect to the other Debtors.

     (e) This Agreement shall be deemed to have been made in the State of Illinois and shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to principles of conflicts of law, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Illinois. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

     (f) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same instrument. Each Debtor acknowledges that this Agreement is and shall be effective upon its execution and delivery by such Debtor to the Agent, and it shall not be necessary for the Agent to execute this Agreement or any other acceptance hereof or otherwise to signify or express its acceptance hereof.

     (g) THE AGENT AND THE DEBTORS AGREE THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, ILLINOIS, BUT EACH OF THE AGENT AND THE DEBTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF COOK COUNTY, ILLINOIS. EACH OF THE DEBTORS WAIVES IN ALL DISPUTES ANY OBJECTION THAT SUCH DEBTOR MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE OR ANY OBJECTION THAT SUCH DEBTOR MAY HAVE THAT ANY OTHER PARTY HAS NOT BEEN JOINED IN SUCH PROCEEDING. EACH OF THE DEBTORS AGREES THAT THE AGENT SHALL HAVE THE RIGHT TO PROCEED AGAINST EACH AND ANY OF THE DEBTORS OR THEIR COLLATERAL IN A COURT IN ANY LOCATION TO ENABLE THE AGENT TO REALIZE ON THE COLLATERAL, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE AGENT, WHETHER OR NOT PROCEEDING SEPARATELY AGAINST ANY DEBTOR AND ITS PROPERTY OR JOINTLY AGAINST THE BORROWER AND ANY ONE OR MORE OF THE DEBTORS AND THEIR PROPERTY. EACH OF THE DEBTORS WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE AGENT HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH.

                           [SIGNATURE PAGES TO FOLLOW]

     In WITNESS WHEREOF, the Debtors have caused this Agreement to be duly executed as of the date first above written.

                                             DEBTORS:

                                             PLATINUM ENTERTAINMENT, INC.

                                             By: /s/ Steven Devick
                                               --------------------------
                                                  Its:  President

                                             INTERSOUND, INC.

                                             By: /s/ Steven Devick
                                               --------------------------
                                                  Its:  President

                                             LEXICON MUSIC, INC.

                                             By: /s/ Steven Devick
                                               --------------------------
                                                  Its:  President

                                             CGI RECORDS, INC.

                                             By: /s/ Steven Devick
                                               --------------------------
                                                  Its:  President

                                             RIVER NORTH RECORDS, INC.

                                             By: /s/ Steven Devick
                                               --------------------------
                                                  Its:  President

                                             LIGHT RECORDS, INC.

                                             By: /s/ Steven Devick
                                               ----------------------------
                                                  Its:  President

                                             THE RECORDING EXPERIENCE, INC.

                                             By: /s/ Steven Devick
                                               ----------------------------
                                                  Its:  President

                                             PEG PUBLISHING, INC.

                                             By: /s/ Steven Devick
                                               ----------------------------
                                                  Its:  President

                                             JUSTMIKE MUSIC, INC.

                                             By: /s/ Steven Devick
                                               ----------------------------
                                                  Its:  President

                                             ROYCE PUBLISHING, INC.

                                             By: /s/ Steven Devick
                                               ----------------------------
                                                  Its:  President

     Accepted and agreed to in Chicago, Illinois as of the date first above written.

                                   BANK OF MONTREAL, as Agent as aforesaid
                                      for the Lenders

                                   By: Jeffrey Titus
                                     --------------------------------------
                                    Its: Director
                                       ------------------------------------

STATE OF ILLINOIS   )
                    )  SS
COUNTY OF COOK      )

     I, Lisa Brenza, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Steven Devick, President of Platinum Entertainment, Inc., a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such President , appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

     Given under my hand and notarial seal, this 12th day of December, 1997.

                                    /s/ Lisa Brenza
                                    ----------------------------------
                                               Notary Public

(NOTARIAL SEAL)
[SEAL]

                                    /s/ LISA BRENZA
                                    ----------------------------------
                                             (Type or Print Name)
My Commission Expires:

------------------------------------

STATE OF ILLINOIS   )
                    )  SS
COUNTY OF COOK      )

     I, Lisa Brenza, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Steven Devick, President of Intersound, Inc., a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such President, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

     Given under my hand and notarial seal, this 12th day of December, 1997.

                                    /s/ Lisa Brenza
                                    -------------------------------
                                            Notary Public
(NOTARIAL SEAL)
[SEAL]
                                    /s/ LISA BRENZA
                                    --------------------------------
                                          (Type or Print Name)


My Commission Expires:

------------------------------------

STATE OF ILLINOIS   )
                    )  SS
COUNTY OF COOK      )

     I, Lisa Brenza, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Steven Devick, President of Lexicon Music, Inc., a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such President, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

     Given under my hand and notarial seal, this 12th day of December, 1997.


                                     /s/ Lisa Brenza
                                     ------------------------------------
                                                   Notary Public
(NOTARIAL SEAL)
[SEAL]
                                     /s/ LISA BRENZA
                                     ------------------------------------
                                                 (Type or Print Name)
My Commission Expires:


------------------------------------

STATE OF ILLINOIS   )
                    )  SS
COUNTY OF COOK      )

     I, Lisa Brenza, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Steven Devick, President of CGI Records, Inc., a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such President, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

     Given under my hand and notarial seal, this 12th day of December, 1997.


                                    /s/ Lisa Brenza
                                    --------------------------------------
                                                    Notary Public
(NOTARIAL SEAL)
[SEAL]

                                    /s/ LISA BRENZA
                                    --------------------------------------
                                                 (Type or Print Name)
My Commission Expires:

------------------------------------

STATE OF ILLINOIS   )
                    )  SS
COUNTY OF COOK      )

     I, Lisa Brenza, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Steven Devick, President of River North Records, Inc., a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such President, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

     Given under my hand and notarial seal, this 12th day of December, 1997.

                                    /s/ Lisa Brenza
                                    ------------------------------------
                                                 Notary Public
(NOTARIAL SEAL)
[SEAL]

                                    /s/ LISA BRENZA
                                    -------------------------------------
                                              (Type or Print Name)
My Commission Expires:

------------------------------------

STATE OF ILLINOIS   )
                    )  SS
COUNTY OF COOK      )

     I, Lisa Brenza, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Steven Devick, President of Light Records, Inc., a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such President, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

     Given under my hand and notarial seal, this 12th day of December, 1997.


                                    /s/ Lisa Brenza
                                    ----------------------------------
                                                Notary Public
(NOTARIAL SEAL)
[SEAL]

                                    /s/ LISA BRENZA
                                    ---------------------------------
                                              (Type or Print Name)
My Commission Expires:

------------------------------------

STATE OF ILLINOIS   )
                    )  SS
COUNTY OF COOK      )

     I, Lisa Brenza, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Steven Devick, President of The Recording Experience, Inc., a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such President, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

     Given under my hand and notarial seal, this 12th day of December, 1997.

                                    /s/ Lisa Brenza
                                    ---------------------------------------
                                                     Notary Public

(NOTARIAL SEAL)
[SEAL]
                                    /s/ LISA BRENZA
                                    ---------------------------------------
                                                (Type or Print Name)
My Commission Expires:


------------------------------------

STATE OF ILLINOIS   )
                    )  SS
COUNTY OF COOK      )

     I, Lisa Brenza, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Steven Devick, President of Peg Publishing, Inc., a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such President, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

     Given under my hand and notarial seal, this 12th day of December, 1997.


                                    /s/ Lisa Brenza
                                    ---------------------------------
                                             Notary Public
(NOTARIAL SEAL)
[SEAl]

                                    /s/ LISA BRENZA
                                    ---------------------------------
                                          (Type or Print Name)
My Commission Expires:

------------------------------------

STATE OF ILLINOIS   )
                    )  SS
COUNTY OF COOK      )

     I, Lisa Brenza, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Steven Devick, President of JustMike Music, Inc., a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such President, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

     Given under my hand and notarial seal, this 12th day of December, 1997.


                                    /s/ Lisa Brenza
                                    -----------------------------------
                                                 Notary Public
(NOTARIAL SEAL)
[SEAL]


                                    /s/ LISA BRENZA
                                    -----------------------------------
                                               (Type or Print Name)
My Commission Expires:

------------------------------------

STATE OF ILLINOIS   )
                    )  SS
COUNTY OF COOK      )

     I, Lisa Brenza, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Steven Devick, President of Royce Publishing, Inc., a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such President, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

     Given under my hand and notarial seal, this 12th day of December, 1997.

                                     /s/ Lisa Brenza
                                     ---------------------------------
                                              Notary Public
(NOTARIAL SEAL)
[SEAL]

                                     /s/ LISA BRENZA
                                     ---------------------------------
                                          (Type or Print Name)
My Commission Expires:

------------------------------------

STATE OF ILLINOIS   )
                    )  SS
COUNTY OF COOK      )

     I, Lisa Brenza, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Jeffrey Titus, of Bank of Montreal, an Illinois banking corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Director, appeared before me this day in person and acknowledged that she/he signed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act and deed of said Bank for the uses and purposes therein set forth.

     Given under my hand and notarial seal, this 12th day of December, 1997.


                                    /s/ Lisa Brenza
                                    ------------------------------
                                               Notary Public
(NOTARIAL SEAL)
[SEAL]
                                     /s/ LISA BRENZA
                                     -----------------------------
                                            (Type or Print Name)
My Commission Expires:

------------------------------------

                                  SCHEDULE A-1

                              TO SECURITY AGREEMENT
                            RE: INTELLECTUAL PROPERTY

                               U.S. PATENT NUMBERS
                   AND PENDING U.S. PATENT APPLICATION NUMBERS
                   -------------------------------------------
                   -------------------------------------------

                         Title of                      Date      Expiration
 U.S. Patent Number       Patent      Inventor(s)     Issued       Date





Pending U.S. Patent      Title of                    Filing
 Application Nos.       Application     Inventor      Date

                                  SCHEDULE A-2

                              TO SECURITY AGREEMENT
                            RE: INTELLECTUAL PROPERTY

                                 PATENT LICENSES
                                 ---------------
                                 ---------------

U.S. PATENT NUMBER                 DATE ISSUED               LICENSE AGREEMENT

                                  SCHEDULE B-1

                              TO SECURITY AGREEMENT
                            RE: INTELLECTUAL PROPERTY

                           REGISTERED U.S. TRADEMARKS
                           AND TRADEMARK APPLICATIONS
                           --------------------------
                           --------------------------

REGISTERED U.S.TRADEMARKS       REGISTRATION REG. NO.       DATE

After Hours                          1793475                09/21/93
America's `Pops'                     1535955                04/18/89
Audio +                              1552655                08/22/89
Branson Entertainment                1776112                06/08/93
  (Suppl. Register)
CGI Records, Inc.                    1838585
Cinedisc                             1513405                11/22/88
Classical Heritage                   1790951                08/31/93
Classics for Joy (Stylized)          1102560                09/19/78
Counter Culture                      1856632                10/04/94
Design of Clef                       1075865                12/25/77
Direct to Digital                    1548067                07/18/89
First Choice & Design                1811457                12/14/93
Intersound                           1803152                11/09/93
Intersound Entertainment             1888285                04/11/95
Light Records, Inc.                  1932514
Maxiplay                             1457272                09/15/87
Musicmate                            1472957                01/19/88
Nobody's Gonna Knock My Socks Off    1956751                02/13/2006
Orchestra of the Americas            1783707                07/20/93
Pro-Arte                             1198554                06/22/82
Projazz (Stylized)                   1465290                11/17/87
Quintessence & Design                1096575                07/18/78
Reflections                          1858398                10/18/94
River North                          1814760                02/13/2006

    PENDING U.S.
     TRADEMARK
   APPLICATIONS                     FILING NO.              FILING DATE

So-Lo Jam                           74/588567               11/17/94

                           REGISTERED STATE TRADEMARKS
                           AND TRADEMARK APPLICATIONS
                           ===========================

   STATE        REGISTERED STATE                REGISTRATION NO.        DATE
                  TRADEMARKS

Minnesota       America's `Pops'                    13330             02/25/88
Minnesota       Audio + and Design                  14024             10/27/88
Minnesota       Direct to Digital                   13991             10/12/88
Minnesota       Musicmate & Design                  12350             05/27/87


                     PENDING STATE
  STATE                TRADEMARK                FILING NO.        FILING DATE
                      APPLICATIONS



                  FOREIGN TRADEMARKS AND TRADEMARK APPLICATIONS
                  =============================================


  COUNTRY        REGISTERED                     REGISTRATION NO.        DATE
                  TRADEMARK

Canada           Branson Entertainment            422280              01/21/94
Canada           Cinedisc                         351987              02/24/89
Canada           Classics for Joy                 303754              06/14/85
Canada           Intersound                       425431              03/18/94
Canada           Intersound Entertainment         TMA 426,545         04/22/94
Canada           Pro-Art                          268632              04/30/82
Japan            Pro-Arte                         1991188             10/27/87

                 PENDING TRADEMARK
  COUNTRY           APPLICATION               FILING NO.      FILING
                                                               DATE

Canada           So-Lo Jam                     766500         10/18/94


                                      B-1-2

                                  SCHEDULE B-2

                              TO SECURITY AGREEMENT
                            RE: INTELLECTUAL PROPERTY


                               TRADEMARK LICENSES
                               ==================

                                  SCHEDULE C-1

                              TO SECURITY AGREEMENT
                            RE: INTELLECTUAL PROPERTY

                              REGISTERED COPYRIGHTS
                              =====================


                            U.S.          YEAR
     SONG                COPYRIGHT         OF
     TITLE               REGIS. NO.       REGIS.        COMPOSER     ARTIST



                                                         Schedule C-1
                                                     Registered Copyrights

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        REVERSION
SELECTION #     PRJ #               TITLE                            ARTIST                   SR #           SR DATE       DATE
----------------------------------------------------------------------------------------------------------------------------------
       8530       807 Tribute To James Cleveland               Various                        175494         1991          2066
       8536       806 In God's Own Time                        Turrentine - Agee, Evelyn      144534         1992          2067
       8537       774 Designer's Original                      Hall, Danniebelle              144530         1992          2067
      40024       951 Demolition (REX)                         Various                        223852         1992          2067
      40042       900 Dimensions (REX)                         Believer                       225306         1993          2068
      40047       940 Ticklewigglejigglepickle (REX)           Hot Pink Turtle                220156         1993          2068
      41004       924 I Predict A Clone (REX)                  Various                        224674         1994          2069
      41005       947 Exhumed of the Earth (REX)               Paramaecium                    226067         1994          2069
      41008       904 Speckled Bird (REX)                      Choir                          226035         1994          2069
      41009       928 Unveiled (REX)                           Whitecross                     223853         1994          2069
      41011       899 Psalm 1 (REX)                            Ballard, Jack                  201210         1994          2069
      41012       931 Bliss Bliss (REX)                        Bliss Bliss                    224664         1994          2069
      41015       955 Sane (REX)                               Velocipede                     224700         1994          2069
      41017       898 Misguided (REX)                          Argyle Park                    232956         1995          2070
      41022       927 Equilibrium (REX)                        Whitecross                     223835         1995          2070
      41023       911 Language Of Fools (REX)                  Love Coma                      224667         1995          2070
      41030       923 Are We Not Men? (REX)                    Various                        231081         1995          2070
      41031       932 Unearthed (REX)                          Crimson Thorn                  224669         1995          2070
      41032       953 Electro Shock Therapy (REX)              Various                        227327         1995          2070
      45002       937 Center of the Earth (REX)                Gianconia, Nic                 224942         1994          2069
      46002       948 Passafist (REX)                          Passafist                      223834         1994          2069
     410282       919 Tickets For A Prayer Wheel (REX)         Sixpence None The Richer       223851         1995          2070
     511592       770 The Light Years                          Commissioned                   171098         1995          2070
     540038       779 Keep Love Alive                          Heaven Sent                    172312         1992          2067
     540076       776 Herman Harris & The Voices...            Harris, Herman                 170419         1993          2068
     610002       765 The Vision Becomes Clearer               Christianaires                 169640         1993          2068
     610024       783 Love Can Heal The World                  Madgett, John                  189632         1994          2069
     610034       769 Totally Committed                        Committed                      175455         1993          2068
     610254       808 A Salute To The Caravans                 Various                        172306         1992          2067
     610282       759 A Gift To You                            Angelic Voices Of Faith        152712         1993          2068
     610294       809 Tribute To James Cleveland #2            Various                        581577         1993          2068
     610304       784 Everything Will Be Alright               Malloy, Donald                 170423         1993          2068
     610314       789 Victory                                  Miller, Douglas                169629         1993          2068
     610322       800 It's In The Praise                       Rhone, Calvin Bernard          175645         1992          2067
     610334       824 Standard                                 Witness                        169628         1993          2068
     610742       761 Please Don't Leave Me                    Chicago Mass Choir             157821         1993          2068
     610764       804 Born To Worship                          Smith, Esther                  183457         1994          2069

                                                                                                                                 1
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        REVERSION
SELECTION #     PRJ #               TITLE                            ARTIST                   SR #           SR DATE       DATE
----------------------------------------------------------------------------------------------------------------------------------
     610772       755 Allen & Allen                            Allen & Allen                  183461         1994          2069
     610812       793 Let's Magnify The Lord                   N C Mass Choir                 184376         1994          2069
     610822       786 New Life                                 McFarland, Kim                 198096         1994          2069
     610862       821 Power                                    Williams, Beau                 200767         1994          2069
     610892       853 Forever Dance                            Taylor, S. Alan                198070         1994          2069
     610902       810 Gospel's Greatest Hits                   Various                        193991         1994          2069
     610922       801 Live...I'a A Winner                      Rhone, Calvin Bernard          198106         1994          2069
     610932       791 Refreshing                               Moody Jr., Carlis              200738         1994          2069
     610942       772 The Sun Will Shine Again                 Greater Emmanual Mass Choir    198075         1994          2069
     610982       854 Steve Kolander                           Kolander, Steve                198194         1994          2069
     611002       868 Heart Of The City                        Colby/Caruso                   200735         1994          2069
     611012       825 He Can Do The Impossible                 Witness                        191200         1994          2069
     611022       790 Live In Houston                          Miller, Douglas                200996         1995          2070
     611032       862 Spirit Dancer                            Kapono, Henry                  210564         1995          2070
     611042       775 The Best Gets Better                     Hall, Danniebelle              210570         1995          2070
     611052       811 Gentlemen Of Gospel, Vol 3               Various                        200766         1994          2069
     611062       812 Choirs En Masse                          Various                        200768         1994          2069
     611072       785 Hold On.. To The Promise                 Malloy, Donald                 200757         1994          2069
     611092       766 Reaching Out                             Christianaires                 173325         1995          2070
     611102       863 One Clear Voice                          Cetera, Peter                  210180         1995          2070
     611122       768 Miracles                                 Clayton, Merry                 201703         1994          2069
     611132       792 Brothers & Sisters...                    Moore, James                   29530          1981          2056
     611222       762 I'm So Grateful                          Chicago Mass Choir             200684         1994          2069
     611242       756 A-Blazing Grace                          Allen & Allen                  211627         1995          2070
     611252       813 Gospel's Greatest Hits, Vol 2            Various                        209775         1995          2070
     611272       773 Honor His Name                           Greater Emmanual Mass Choir    178794         1995          2070
     611332       760 Getting Ready                            Angelic Voices Of Faith        178810         1995          2070
     611402       855 Life & Love & All The Stages             Dunn, Holly                    191245         1995          2070
     611412       794 He's All That                            N C Mass Choir                 210572         1995          2070
     611422       857 After The Dance                          Reeves, Ronna                  215829         1995          2070
     611432       778 Hawkins Family Collection                Hawkins, Walter                198398         1995          2070
     611462       798 Keep Pressin' On                         Powell, Hubert                 200946         1995          2070
     611472       822 Best Of                                  Williams, Beau                 169506         1995          2070
     611482       802 Yesterday, Today, Forever                Rhone, Calvin Bernard          213732         1995          2070
     611492       817 Essential Blues                          Various                        210088         1995          2070
     611502       757 Christmas Like Never Before              Allen & Allen                  213748         1995          2070
     611512       787 Amazing                                  McFarland, Kim                 220127         1996          2071

                                                                                                                                 2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        REVERSION
SELECTION #     PRJ #               TITLE                            ARTIST                   SR #           SR DATE       DATE
----------------------------------------------------------------------------------------------------------------------------------
     611562       771 The Light Years                          Crouch, Andrae                 213750         1995          2070
     611572       823 Light Years                              Winans                         213730         1995          2070
     611582       777 The Light Years                          Hawkins, Walter                213731         1995          2070
     611602       796 God Is Able                              Nu City Mass Choir             217906         1996          2071
     611612       781 Unconditional Love                       L A Mass Choir                 215218         1995          2070
     611622       858 Starting Now                             Crosby, Rob                    170928         1995          2070
     611652       763 Best Of                                  Chicago Mass Choir             221616         1995          2070
     611722       859 Heartbreak Town                          Azar, Steve                    223687         1996          2071
     611762       764 Hold On, Don't Give Up                   Chicago Mass Choir             219976         1996          2071
     611772       816 Gospel Jubilee, Vol 2                    Various                        225804         1996          2071
     611792       819 Essential Gospel                         Various                        218044         1996          2071
     611832       818 Essential Blues, Vol 2                   Various                        188413         1996          2071
     611852       826 A Song In The Night                      Witness                        219977         1996          2071
     611952       758 Come Sunday                              Allen & Allen                  188628         1996          2071
     612032       820 Growing Up                               Walt Whitman                   220125         1996          2071
     612042       876 Pieces Of A Puzzle                       Kolander, Steve                188595         1996          2071
     612052       860 Stars & Stripes                          Beach Boys                     218063         1996          2071
     612062       788 Choice To Rejoice                        Michael Brooks & Nation        220123         1996          2071
     612072       877 The Girl Next Door                       Bernard, Crystal               227955         1996          2071
     612082       803 Joy Will Come                            Rhone, Calvin Bernard          224720         1996          2071
     612112       782 Best Of                                  L A Mass Choir                 226528         1996          2071
     612122       856 Leave One Bridge Standing                Dunn, Holly                    238652         1997          2072
     612132       767 Saints Hold On                           Christianaires                 205625         1997          2072
     612152       805 A Silver Lining                          Totally Committed              220230         1996          2071
     612402       875 Let's Go To Church                       National Baptist Convention    205611         1997          2072
     612502       864 A Collection                             Cetera, Peter                  238598         1997          2072
     612512       984 Songs Of Janis Joplin, Blues Down Deep   Various                        236166         1997          2072
     612572       968 Essential Women In Blues                 Various                        201356         1997          2072
     612582       915 Road Less Traveled (REX)                 Six Feet Deep                  224719         1996          2071
     612612      1001 You Have My Heart                        Trent, Tammy                   205622         1997          2072
     612642       996 Essential Smokey Blues                   Various                        232906         1997          2072
     612652       995 Essential Roadhouse Blues                Various                        220439         1997          2072
     612672       889 You Love Me                              Chicago Mass Choir             363622         1997          2072
     612732       998 Live At House Of Blues Chicago           Blues Brothers & Friends       240309         1997          2072
     612762      1023 Cover Me                                 Candi Staton                   241019         1997          2072
     612802      1020 Essential Chicago Blues                  Various                        236165         1997          2072
     612862      1029 Essential Texas Blues                    Various                        240310         1997          2072

                                                                                                                                 3
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        REVERSION
SELECTION #     PRJ #               TITLE                            ARTIST                   SR #           SR DATE       DATE
----------------------------------------------------------------------------------------------------------------------------------
     612952       986 Tribute To Jim Croce                     Various                        240341         1997          2072
     613012      1032 Essential Guitar Blues                   Various                        240735         1997          2072
     613032      1042 A New Vision                             Imani Project                  188880         1997          2072
     613112      1037 Holdin' On                               Blind Boys of Alabama          240733         1997          2072
     613132      1031 Essential Piano Blues                    Various                        240111         1997          2072
     650842       841 Debby Lytton Lloyd                       Lloyd, Debby Lytton            207236         1995          2070
     651162       830 Captured In Time                         Glad                           43203          1982          2057
     651182       832 No Less Than All                         Glad                           62609          1983          2058
     651192       833 Live At The Kennedy Center               Glad                           59362          1984          2059
     651262       835 Color Outside The Lines                  Glad                           200935         1995          2070
     651442       840 Ron Larson                               Larson, Ron                    213733         1995          2070
     651522       843 Light Years                              Sweet Comfort Band             213754         1995          2070
     651532       842 Light Years                              Resurrection Band              171106         1995          2070
     651542       827 Light Years                              Allies                         197892         1995          2070
     651552       829 Light Years                              Duncan, Bryan                  213865         1995          2070
     651662       836 A Cappella Gershwin                      Glad                           169516         1995          2070
     651802       837 The A Capella Project 3                  Glad                           188621         1996          2071
     651812       849 Live Gospel Experience, Vol 1            Various                        217650         1996          2071
     651822       850 Live Gospel Experience, Vol 2            Various                        217641         1996          2071
     651842       828 Classic Carmichael                       Carmichael, Ralph              223542         1996          2071
     651862       851 Live Gospel Experience, Vol 3            Various                        232653         1996          2071
     651872       852 Live Gospel Experience, Vol 4            Various                        232652         1996          2071
     651902       844 Hour Of Classic Hymns                    Various                        188416         1996          2071
     651912       845 Hour Of Gospel Hymns                     Various                        222946         1996          2071
     651962       846 Hour Of A Cappella Hymns                 Various                        226448         1996          2071
     651972       847 Hour Of Old Fashioned Hymns              Various                        226449         1996          2071
     652102       848 Hour Of Christmas Hymns                  Various                        224968         1996          2071
     652412       888 Flytrap                                  Whitecross                     230023         1996          2071
     652422       981 Starball Contribution (Flying)           Various                        205612         1997          2072
     652432       974 Lovelife ep (Flying Tart)                Julies                         227204         1996          2071
     652442       973 Pride Kills (Flying Tart)                Left Out                       188660         1996          2071
     652452       982 Christmas In Heaven (Flying)             Various                        230024         1996          2071
     652702       960 More Than You'll Ever Know               Page, Lisa                     188825         1997          2072
     690083       871 Gospel's Greatest Hits (Video)           Various                        PA699349       1994          2069
     690103       873 Live In Florida (Video)                  Allen & Allen                  PA764330       1995          2070
     690113       874 Essential Gospel (Video)                 Various                        PA803925       1996          2071
     870032       987 I Brought Him With Me (HOB)              Blind Boys of Alabama          345171         1996          2071

                                                                                                                                 4
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        REVERSION
SELECTION #     PRJ #               TITLE                            ARTIST                   SR #           SR DATE       DATE
----------------------------------------------------------------------------------------------------------------------------------
     870042       988 Way Past Blue (HOB)                      Ripp, Jimmy                    344943         1996          2071
     870052       989 Left Hand Brand (HOB)                    Gales Brothers                 344956         1996          2071
     870062       990 Against The Wall (HOB)                   Mooney, John                   344954         1996          2071
     870072       991 Face To Face (HOB)                       Houston, Cissy                 344944         1996          2071
     870082       992 Hot Biscuits (HOB)                       Various                        224997         1996          2071
     870092       993 King Dollar (HOB)                        Black, Paul                    344955         1996          2071
     708924       588 Totally Committed                        Smith, Howard                  86617          1985          2060
     708967       597 Little Foxes                             Barnabas                       82219          1986          2061
     708991       706 Grateful for Your Love                   King James Version             86615          1986          2061
     709068       614 This Town                                Fraizer, Rob                   71690          1986          2061
     709122       616 Holy Rollin'                             Duncan, Bryan                  78801          1986          2061
     709157       617 Virtues                                  Allies                         82220          1986          2061
     709440       619 I Must Go On                             Miller, Shirley                82223          1986          2061
     711097       701 Look Up And Live                         NJ Mass Choir                  98682          1986          2061
     711488       709 Go Tell Somebody                         Commissioned                   82221          1986          2061
     730016       704 Be Encouraged                            Winans, Vickie                 83955          1987          2062
     730024       613 Scrimshaw                                DiGesare, Nathan               90201          1987          2062
     730032       708 This Joy                                 New King James Version         91354          1987          2062
     730059       710 On The Winning Side                      Commissioned                   92349          1988          2063
     730067       705 Amazing                                  Kingdom                        90966          1987          2062
     730113       711 Hold Up The Light                        NJ Mass Choir                  91351          1988          2063
     730121       716 All Time Gospel Classic 1                Voices of Light                92873          1988          2063
     730148       724 Back To The Cross                        Williams, Melvin               93698          1988          2063
     730164       716 All Time Gospel Classic 2                Voices of Light                109334         1989          2064
     730172       737 Live! Give Him The Glory                 L A Mass Choir                 100401         1988          2063
     730180       700 I'll Be With You                         Coley, Daryl                   129997         1988          2063
     730199       702 Will You Be Ready                        Commissioned                   122212         1988          2063
     730202       703 Total Victory                            Winans, Vickie                 105823         1989          2064
     730210       707 Wonderful                                Williams, Beau                 103323         1989          2064
     730237       725 Hero's                                   NJ Mass Choir                  110654         1989          2064
     730261       736 Ordinary Just Won't Do                   Commissioned                   116714         1989          2064
     730288       713 Can't Hold Back                          L A Mass Choir                 112224         1989          2064
     730296       715 Worth The Wait                           Futrel                         115442         1989          2064
     730318       726 Higher                                   Williams, Beau                 130036         1990          2065
     730342       717 Heaven Sent                              Heaven Sent                    120177         1990          2065
     730350       718 As One                                   As One                         142939         1991          2066
     730377       745 Parkes                                   Stewart, Parkes                135636         1991          2066

                                                                                                                                 5
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        REVERSION
SELECTION #     PRJ #               TITLE                            ARTIST                   SR #           SR DATE       DATE
----------------------------------------------------------------------------------------------------------------------------------
     730423       723 The Vision                               Howard, Pattie                 135636         1991          2066
     730431       729 Together                                 Kurt Carr Singers              134679         1991          2066
     730458       727 From The Inside Out                      Strickling-Jones, Arvis        126305         1990          2065
     730466       728 The Only Hope                            Viale, Gene                    127190         1991          2066
     730482       730 Right Now "If You Believe"               Chicago Mass Choir             135634         1991          2066
     730555       733 Come As You Are                          L A Mass Choir                 146355         1992          2067
     730652       746 Live! In Atlanta                         Nero-Butler, Wanda             135638         1991          2066
     730687       749 Back Home Where You Belong               Strickling-Jones, Arvis        141206         1991          2066
     730733       748 Call Him Up                              Chicago Mass Choir             141210         1992          2067
     730768       754 He That Believeth                        Chicago Mass Choir             149523         1992          2067
     730776       750 This Is Gospel                           War On Sin                     142936         1992          2067
     730806       753 Love                                     Williams, Beau                 146501         1992          2067
     730830       752 Sing In The Spirit                       N C Mass Choir                 147559         1992          2067
     LS5554       208 All My Life                              Crisswell Jackson, Ann         N438           1971          2046
     LS5581       201 Soulfully                                Crouch, Andrae                 N1594          1972          2047
     LS5598       215 Just Andrae                              Crouch, Andrae                 N2537          1972          2047
     LS5601       221 The Living Sound                         Dalton, Larry                  N474           1972          2047
     LS5602       225 Live At Carnegie Hall                    Crouch, Andrae                 N5852          1973          2048
     LS5613       244 Christmas w/ Richard&Patti               Roberts, Richard & Patti       N3256          1972          2047
     LS5634       281 Sounds Of Peace                          Sounds of Peace                N10215         1973          2048
     LS5673       342 Richard & Patti                          Roberts, Richard & Patti       N25680         1975          2050
     LS5680       350 R C & The Family of Light                Carmichael, Ralph              N32019         1975          2050
     LS5683       359 This Is Another Day                      Crouch, Andrae                 N36899         1976          2051
     LS5690       366 Where The Spirit of the                  Roberts, Richard & Patti       N29319         1975          2050
     LS5691       367 Outer Space/Inner Space                  Irwin/Mann                     N32871         1976          2051
     LS5698       379 Christmas Joys                           Carmichael, Ralph              N37580         1976          2051
     LS5705       383 Jesus Christ Is The Way                  Hawkins, Walter                N40714         1977          2052
     LS5716       395 Christmas                                Children of the Day            C34822         1975          2050
     LS5717       396 Live in London                           Crouch, Andrae                 S377           1978          2053
     LS5731       409 Circles Of Praise                        Good News Circle/Sunshine      N45072         1977          2052
     LS5732       414 Keep Singing That Love So                Chere, Tami                    N47492         1977          2052
     LS5738       419 Bringin' The Message                     Messenger                      2566           1978          2053
     LS5741       422 Brass, String and Ivory                  Dalton, Larry                  2280           1978          2053
     LS5745       427 Grass Roots Music                        Zion Mountain Folk             4009           1978          2053
     LS5749       432 Jesus Makes Me Happy                     Wacker, Jana                   8665           1978          2053
     LS5751       435 Breakin' The Ice                         Sweet Comfort Band             6442           1978          2053
     LS5753       436 I Love You With the Love                 Gilbert, Jim                   5000           1978          2053

                                                                                                                                 6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        REVERSION
SELECTION #     PRJ #               TITLE                            ARTIST                   SR #           SR DATE       DATE
----------------------------------------------------------------------------------------------------------------------------------
     LS5754       438 He's Everything To Me                    Chere, Tami                    7140           1979          2054
     LS5758       443 Portrait Of Love                         Byron, Jon                     12078          1979          2054
     LS5759       444 Butterfly                                Children of the Day            9028           1979          2054
     LS5760       474 Tramaine                                 Hawkins, Tramaine              20924          1979          2054
     LS5762       451 Hold On Tight                            Sweet Comfort Band             14432          1979          2054
     LS5763       459 I'll Be Thinking Of You                  Crouch, Andrae                 14431          1979          2054
     LS5764       452 Look By Faith                            Ugartechea, Becky              15269          1979          2054
     LS5765       453 Kristle Murden                           Murden-Edwards, Kristle        21402          1980          2055
     LS5766       454 White As Snow                            Felix, James                   24215          1980          2055
     LS5770       461 The Hawkins Family                       Hawkins, Walter                25482          1980          2055
     LS5777       468 Confessions                              Rambo, Reba                    23407          1980          2055
     LS5781       473 Daniel                                   Hawkins, Daniel                25526          1980          2055
     LS5782       475 Rebel To The Wrong                       Agajanian, Dennis              28144          1981          2056
     LS5783       476 Colours                                  Resurrection Band              23568          1980          2055
     LS5785       478 Gospel Gold, Vol. 1                      Various                        28664          1980          2055
     LS5789       485 I Feel Like Singing                      Hawkins, Walter                35564          1982          2057
     LS5792       488 Introducing the Winans                   Winans                         28672          1981          2056
     LS5794       490 Hearts of Fire                           Sweet Comfort Band             29175          1981          2056
     LS5795       491 More of the Best                         Crouch, Andrae                 28586          1981          2056
     LS5799       495 Lady Live                                Rambo, Reba                    34492          1982          2057
     LS5800       497 The Number of the Lord                   Jubilant Sykes                 31880          1981          2056
     LS5803       499 Mommy Don't Love Daddy                   Resurrection Band              31340          1981          2056
     LS5807       504 Cutting Edge                             Sweet Comfort Band             42974          1982          2057
     LS5816       515 D.M.Z.                                   Resurrection Band              866            1982          2057
     LS5817       517 Together                                 World Vision                   188            1982          2057
     LS5821       521 Determined                               Hawkins, Tramaine              50383          1983          2058
     LS5825       526 We Sing Praises                          Crouch, Sandra                 46737          1983          2058
     LS5826       527 Long Time Comin'                         Winans                         51748          1983          2058
     LS5829       532 Approaching Light Speed                  Barnabas                       50217          1983          2058
     LS5831       534 Perfect Timing                           Sweet Comfort Band             59954          1984          2059
     LS5843       546 Face To Face                             Smith, Scott                   57348          1984          2059
     LS5853       559 Tomorrow                                 Winans                         62607          1984          2059
     LS5855       560 We're Waiting On You                     Crouch, Sandra                 68773          1985          2060
     LS5858       557 Christmas Spirit                         Carmichael, Ralph              58858          1984          2059
     LS5859       566 Cut It Away                              Fraizer, Rob                   59953          1984          2059
     LS5860       565 Feel The Fire                            Barnabas                       67351          1984          2059
     LS5864       569 The Allies                               Allies                         65778          1985          2060

                                                                                                                                 7
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        REVERSION
SELECTION #     PRJ #               TITLE                            ARTIST                   SR #           SR DATE       DATE
----------------------------------------------------------------------------------------------------------------------------------
     LS5872       580 Another Time                             Jones, Bobby                   67604          1985          2060
     LS5876       584 Unspeakable Joy                          Miller, Douglas                67756          1985          2060
----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                                 8


                                 SCHEDULE C-1
                              REGISTERED COPYRIGHTS


                              PLATINUM ENTERTAINMENT
                                    SONG FILE


                    TITLE                C #         YEAR   COMPOSER           PUBLISHER          ARTIST                       CODE
-----------------------------------------------------------------------------------------------------------------------------------
        JOSTE PUBLISHING (ASCAP)

                Owned

A SONG IN THE NIGHT                      PA788197    1996   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
(AIN'T NO DEVIL IN HELL) GONNA WALK ON   PA572223    1992   DANNIEBELLE HALL   JOSTE PUBLISHING   DANNIEBELLE HALL              GO
AFTER THE STORM IS GONE                  PA748278    1994   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
ANOTHER CHANCE                           PA856569    1997   MICHAEL BROOKS     JOSTE PUBLISHING   LISA PAGE                     GO
ASK OF ME                                PA788206    1996   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
BEGINNING                                PA625280    1993   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
BELIEVE                                  PA625278    1993   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
BLESS HIS NAME                           PA856567    1997   MICHAEL BROOKS     JOSTE PUBLISHING   LISA PAGE                     GO
BORN AGAIN                               PA788315    1996   MICHAEL BROOKS     JOSTE PUBLISHING   MICHAEL BROOKS AND THE        GO
                                                                                                   NATION
BROTHERLY LOVE                           PA788313    1996   MICHAEL BROOKS     JOSTE PUBLISHING   MICHAEL BROOKS AND THE        GO
                                                                                                   NATION
COME HOLY SPIRIT                         PA646476    1993   HERMAN HARRIS      JOSTE PUBLISHING   HERMAN HARRIS                 GO
COME TO THE ALTAR                        PA663314    1995   MICHAEL BROOKS     JOSTE PUBLISHING   GREATER EMMANUEL              GO
DEEPER THE VALLEY, THE                   PA759792    1995   DANNIEBELLE HALL   JOSTE PUBLISHING   DANNIEBELLE HALL              GO
DESIGNER'S ORIGINAL                      PA572225    1992   DANNIEBELLE HALL   JOSTE PUBLISHING   DANNIEBELLE HALL              GO
DESTROY EVERY YOKE                       PA722077    1994   MICHAEL BROOKS     JOSTE PUBLISHING   GREATER EMMANUEL              GO
DO IT AGAIN                              PA856561    1997   MICHAEL BROOKS     JOSTE PUBLISHING   GREATER EMMANUEL              GO
DON'T TAKE IT AWAY                       PA625283    1993   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
EVERYTHING'S GONNA BE ALRIGHT            PA663306    1995   MICHAEL BROOKS     JOSTE PUBLISHING   GREATER EMMANUEL              GO
FIND A WAY                               PA722072    1994   MICHAEL BROOKS     JOSTE PUBLISHING   GREATER EMMANUEL              GO
FREEDOM BELLS (P.D. ARR)                 PA572224    1992   DANNIEBELLE HALL   JOSTE PUBLISHING   DANNIEBELLE HALL              GO
GET IN THE WAY                           PA625282    1993   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
GET THE GLORY                            PA722074    1994   MICHAEL BROOKS     JOSTE PUBLISHING   GREATER EMMANUEL              GO
GIVE IT TO HIM                           PA788199    1996   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
GREATER EMMANUEL                         PA722071    1994   MICHAEL BROOKS     JOSTE PUBLISHING   GREATER EMMANUEL              GO
HE CAN DO THE IMPOSSIBLE (IN YOUR LIFE)  PA748274    1994   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
HE CARES                                 PA663311    1995   MICHAEL BROOKS     JOSTE PUBLISHING   GREATER EMMANUEL              GO
HE KNOWS BEST                            PA628908    1993   DANNIEBELLE HALL   JOSTE PUBLISHING   DANNIEBELLE HALL              GO
HE LOVES ME                              PA788318    1996   MICHAEL BROOKS     JOSTE PUBLISHING   MICHAEL BROOKS AND THE        GO
                                                                                                   NATION
HELP ME TO FIGHT                         PA788310    1996   MICHAEL BROOKS     JOSTE PUBLISHING   MICHAEL BROOKS AND THE        GO
                                                                                                   NATION
HE'S COMING BACK REAL SOON               PA722073    1994   MICHAEL BROOKS     JOSTE PUBLISHING   GREATER EMMANUEL              GO
HE'S MY KING                             PA646481    1993   HERMAN HARRIS      JOSTE PUBLISHING   HERMAN HARRIS                 GO
HE'S REAL                                PA663313    1995   MICHAEL BROOKS     JOSTE PUBLISHING   GREATER EMMANUEL              GO
HIGHEST PRAISE                           PA788314    1996   MICHAEL BROOKS     JOSTE PUBLISHING   MICHAEL BROOKS AND THE        GO
                                                                                                   NATION
HONOR HIS NAME                           PA663309    1995   MICHAEL BROOKS     JOSTE PUBLISHING   GREATER EMMANUEL              GO
I WILL SING HOLY                         PA628909    1993   DANNIEBELLE HALL   JOSTE PUBLISHING   DANNIEBELLE HALL              GO
I'LL GIVE MY ALL TO YOU (50%)            PA767556    1995   TAYLOR/BOWERS      JOSTE PUBLISHING   LOS ANGELES MASS CHOIR        GO
I'M BLESSED                              PA836241    1995   MICHAEL BROOKS     JOSTE PUBLISHING   GREATER EMMANUEL              GO
IN HIS PRESENCE                          PA815461    1996   MICHAEL BROOKS     JOSTE PUBLISHING   TOTALLY COMMITTED             GO
IN THE ROOM                              PA663308    1995   MICHAEL BROOKS     JOSTE PUBLISHING   GREATER EMMANUEL              GO
INTERLUDE                                PA572230    1992   J THOMAS/E TOSSING JOSTE PUBLISHING   DANNIEBELLE HALL              GO
IT WILL BE WORTH  IT ALL                 PA646477    1993   HERMAN HARRIS      JOSTE PUBLISHING   HERMAN HARRIS                 GO
IT'S RAINING IN MY LIFE AGAIN            PA748277    1994   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
IT'S YOUR TIME                           PA748279    1994   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
JESUS KNOWS ME                           PA572229    1992   DANNIEBELLE HALL   JOSTE PUBLISHING   DANNIEBELLE HALL              GO
JESUS WILL ANSWER YOUR PRAYER            PA788203    1996   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
JESUS WILL SEE YOU THROUGH               PA856563    1997   MICHAEL BROOKS     JOSTE PUBLISHING   LISA PAGE                     GO
JUST AS YOU ARE                          PA748276    1994   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
LATTER, THE                              PA625286    1993   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
LEARN HOW TO TRUST HIM                   PA856562    1997   MICHAEL BROOKS     JOSTE PUBLISHING   LISA PAGE                     GO
LET HIM BE EXALTED                       PA722079    1994   MICHAEL BROOKS     JOSTE PUBLISHING   GREATER EMMANUEL              GO
LORD IS BLESSING ME, THE                 PA646480    1993   HERMAN HARRIS      JOSTE PUBLISHING   HERMAN HARRIS                 GO
MAGNIFY                                  PA625284    1993   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
MEDLEY OF CHANGE                         PA572228    1992   DANNIEBELLE HALL   JOSTE PUBLISHING   DANNIEBELLE HALL              GO
MORE THAN A CONQUEROR                    PA788202    1996   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO


                                                      PLATINUM ENTERTAINMENT
                                                             SONG FILE


                    TITLE                C #         YEAR   COMPOSER           PUBLISHER          ARTIST                       CODE
-----------------------------------------------------------------------------------------------------------------------------------
MORE THAN THE WORLD AGAINST YOU          PA748275    1994   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
MORE THAN YOU'LL EVER KNOW               PA856560    1997   MICHAEL BROOKS     JOSTE PUBLISHING   LISA PAGE                     GO
MY SOUL LOVES JESUS                      PA572227    1992   DANNIEBELLE HALL   JOSTE PUBLISHING   DANNIEBELLE HALL              GO
NEVER CHANGE                             PA788201    1996   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
NEVER LEAVE                              PA788311    1996   MICHAEL BROOKS     JOSTE PUBLISHING   MICHAEL BROOKS AND THE        GO
                                                                                                   NATION
NO OTHER GOD                             PA856564    1997   CHARLES OLLIE      JOSTE PUBLISHING   LISA PAGE                     GO
                                                             HARRIS
O SE BABA (NIGERIAN PRAISE)              PA572226    1992   DANNIEBELLE HALL   JOSTE PUBLISHING   DANNIEBELLE HALL              GO
OH WHAT LOVE                             PA788200    1996   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
ONLY JESUS CAN SAVE YOUR SOUL (40%)      PA767559    1995   WILKINS/TAYLOR     JOSTE PUBLISHING   LOS ANGELES MASS CHOIR        GO
PEOPLE                                   PA646478    1993   HERMAN HARRIS      JOSTE PUBLISHING   HERMAN HARRIS                 GO
PRAISE HIS NAME                          PA788317    1996   MICHAEL BROOKS     JOSTE PUBLISHING   MICHAEL BROOKS AND THE        GO
                                                                                                   NATION
PRAISE SONG                              PA663305    1995   MICHAEL BROOKS     JOSTE PUBLISHING   GREATER EMMANUEL              GO
PRELUDE                                  PA788198    1996   MICHAEL BROOKS     JOSTE PUBLISHING                                 GO
PSALMS 34                                PA646473    1993   HERMAN HARRIS      JOSTE PUBLISHING   HERMAN HARRIS                 GO
SAFETY                                   PA625281    1993   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
SAVED (50%)                              PA767561    1995   WILKINS/ERVIN      JOSTE PUBLISHING   LOS ANGELES MASS CHOIR        GO
SAVED AND SANCTIFIED                     PA815459    1996   MICHAEL BROOKS     JOSTE PUBLISHING   TOTALLY COMMITTED             GO
SINCE HE CAME                            PA625279    1993   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
SO MUCH                                  PA788316    1996   MICHAEL BROOKS     JOSTE PUBLISHING   MICHAEL BROOKS AND THE        GO
                                                                                                   NATION
SOONER                                   PA788312    1996   MICHAEL BROOKS     JOSTE PUBLISHING   MICHAEL BROOKS AND THE        GO
                                                                                                   NATION
STANDING ON HIS PROMISE                  PA856566    1997   MICHAEL BROOKS     JOSTE PUBLISHING   MICHAEL BROOKS                GO
STANDARD                                 PA625277    1993   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
SUN WILL SHINE AGAIN, THE                PA722070    1994   MICHAEL BROOKS     JOSTE PUBLISHING   GREATER EMMANUEL              GO
TAKE ALL YOUR PAIN AWAY                  PA663307    1995   MICHAEL BROOKS     JOSTE PUBLISHING   GREATER EMMANUEL              GO
TAKE THE TIME TO WAIT                    PA788205    1996   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
THANK YOU JESUS                          PA856570    1997   MICHAEL BROOKS     JOSTE PUBLISHING   LISA PAGE                     GO
THAT'S WHAT YOU MEAN TO ME               PA788204    1996   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
THE BLOOD                                PA788196    1996   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
THE TRUTH                                PA856565    1997   MICHAEL BROOKS     JOSTE PUBLISHING   LISA PAGE                     GO
UNCONDITIONAL LOVE (40%)                 PA806584    1995   WILKINS/TAYLOR     JOSTE PUBLISHING   LOS ANGELES MASS CHOIR        GO
WALK IN THE FREEDOM                      PA663310    1995   MICHAEL BROOKS     JOSTE PUBLISHING   GREATER EMMANUEL              GO
WE GIVE THANKS                           PA748283    1994   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
WE MUST BE BORN AGAIN (50%)              PA681981    1994   WHITSETT/IVEY      JOSTE PUBLISHING   ESTHER SMITH                  GO
WE WORSHIP CHRIST, OUR LORD              PA646479    1993   HERMAN HARRIS      JOSTE PUBLISHING   HERMAN HARRIS                 GO
WHAT A WONDERFUL CHANGE                  PA722075    1994   MICHAEL BROOKS     JOSTE PUBLISHING   GREATER EMMANUEL              GO
WHEN I PRAY                              PA748281    1994   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
WHERE WOULD I BE                         PA748282    1994   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
WORKING TOGETHER                         PA856568    1997   MICHAEL BROOKS     JOSTE PUBLISHING   LISA PAGE                     GO
YOU DESERVE THE BEST                     PA759793    1995   DANNIEBELLE HALL   JOSTE PUBLISHING   DANNIEBELLE HALL              GO
YOU'LL NEVER WALK ALONE                  PA748280    1994   MICHAEL BROOKS     JOSTE PUBLISHING   WITNESS                       GO
YOUR NAME                                PA815460    1996   MICHAEL BROOKS     JOSTE PUBLISHING   TOTALLY COMMITTED             GO

      Co-Owned

ALWAYS                                   PA762245    1995   RON LARSON         JOSTE PUB/CHAMPION RON LARSON                     CH
                                                                                OF LOVE MUSIC
AVAILABLE TO YOU                         PA736325    1994   CARLIS MOODY, JR.  JOSTE PUB/MOODEASY CARLIS MOODY, JR.              GO
                                                                                MUSIC
BUSTER & RUBY                            PA759772    1995   HENRY KAPONO       JOSTE PUB/ISLAND   HENRY KAPONO                   AC
                                                                                 PEARL MUSIC
COME UNTO HIM                            PA603013    1993   KEITH CHILDRESS    JOSTE PUB/KE-KIM   HEAVEN SENT                    GO
                                                                                MUSIC
COUNT ON ME                              PA736318    1994   CARLIS MOODY, JR.  JOSTE PUB/MOODEASY CARLIS MOODY, JR.              GO
                                                                                MUSIC
CRY                                      NOT REL     1995   REEVES/CRAIG       JOSTE PUB/BRUCE    RONNA REEVES                   CR
                                                                                CRAIG PUB
ETERNITY IN MY HEART                     PA762243    1995   RON LARSON         JOSTE PUB/CHAMPION RON LARSON                     CH
                                                                                OF LOVE MUSIC
FAMOUS LAST WORDS                        PA762248    1995   RON LARSON         JOSTE PUB/CHAMPION RON LARSON                     CH
                                                                                OF LOVE MUSIC
FATHER I STRETCH MY HANDS TO THEE        PAU1728379  1993   HERMAN HARRIS      JOSTE PUB/HERMANDO COMMITTED                      GO
                                                                                PUBLISHING
FIRST LOVE                               PA736326    1994   MOODY/JACKSON/     JOSTE PUB/         CARLIS MOODY, JR.              GO
                                                             CLARK              MOODEASY/SEED
GARMENT OF PRAISE                        PA759791    1995   CHARLES SMITH      JOSTE PUB/CHARLES  DANNIEBELLE HALL               GO
                                                                                SMITH MUSIC
GET YOUR PEOPLE READY                    PA736322    1994   CARLIS MOODY, JR.  JOSTE PUB/         CARLIS MOODY, JR.              GO
                                                                                MOODEASY MUSIC
HEAVEN                                   PA767554    1995   TAYLOR/JONES       JOSTE PUB/2 G'S    LA MASS CHOIR                  GO
                                                                                & a J MUSIC
HE'LL BE THERE                           PAU1728335  1993  HERMAN HARRIS       JOSTE PUB/HERMANDO COMMITTED                      GO
                                                                                PUBLISHING
HOPE FOR THE HURTING HEART               PA762249    1995  RON LARSON          JOSTE PUB/CHAMPION RON LARSON                     CH
                                                                                OF LOVE MUSIC

                                                      PLATINUM ENTERTAINMENT
                                                             SONG FILE


                    TITLE                C #         YEAR   COMPOSER           PUBLISHER          ARTIST                       CODE
-----------------------------------------------------------------------------------------------------------------------------------
HOPEFUL                                  PA762246    1995   RON LARSON         JOSTE PUB/CHAMPION RON LARSON                    CH
                                                                                 OF LOVE MUSIC
HOW GRACIOUS YOU ARE                     PA646474    1993   ORTEGA SMITH       JOSTE PUB/ORTEGA   HERMAN HARRIS                 GO
                                                                                SMITH MUSIC
HOW MUCH IS WHEN?                        PA762244    1995   RON LARSON         JOSTE PUB/CHAMPION RON LARSON                    CH
                                                                                OF LOVE MUSIC
I CANNOT TELL IT ALL                     PA603010    1993   HERMAN HARRIS      JOSTE PUB/HERMANDO HEAVEN SENT                   GO
                                                                                PUBLISHING
I WILL ALWAYS REMEMBER                   PA759773    1995   HENRY KAPONO       JOSTE PUB/ISLAND   HENRY KAPONO                  AC
                                                                                PEARL MUSIC
I WILL BLESS THE LORD                    PA681982    1994   GEOFFREY DAVIS     JOSTE PUB/PSUCHE'  ESTHER SMITH                  GO
                                                                                PUB
IF YOU LOOK                              PA760554    1995   JEFF HAMLIN        JOSTE PUB/CHAMPION GLAD                          CH
                                                                                OF LOVE MUSIC
I'M PERSUADED                            PA603012    1993   HERMAN HARRIS      JOSTE PUB/HERMANDO HEAVEN SENT                   GO
                                                                                PUBLISHING
I'M READY FOR MY CHANGE                  PA736319    1994   CARLIS MOODY, JR.  JOSTE PUB/         CARLIS MOODY, JR.             GO
                                                                                MOODEASY MUSIC
JESUS                                    PA736323    1994   CARLIS MOODY, JR.  JOSTE PUB/         CARLIS MOODY,  JR.            GO
                                                                                MOODEASY MUSIC
JESUS                                    PA646475    1993   RENEE WILLIAMS     JOSTE PUB/RENEE    HERMAN HARRIS                 GO
                                                             SMITH              SMITH MUSIC
JUDGMENT                                 PA736320    1994   CARLIS MOODY, JR.  JOSTE PUB/         CARLIS MOODY,  JR.            GO
                                                                                MOODEASY MUSIC
KEEP ON MOVIN'                           PA603009    1993   PAM DAVIS          JOSTE PUB/THE      HEAVEN SENT                   GO
                                                                                MUSIC IN ME
LAST OF ALL AND THE LEAST OF THESE, THE  PA762251    1995   RON LARSON         JOSTE PUB/CHAMPION RON LARSON                    CH
LORD I KNOW I'VE BEEN CHANGED                                                   OF LOVE MUSIC
 (P.D. ARR.)                             PA767562    1995   GREG JONES         JOSTE PUB/2 G'S &  LOS ANGELES MASS CHOIR        GO
                                                                                a J MUSIC
LOVE SAYS GOODBYE                        PA759770    1995   HENRY KAPONO       JOSTE PUB/ISLAND   HENRY KAPONO                  AC
                                                                                PEARL MUSIC
MATTER OF TIME                           PA759771    1995   HENRY KAPONO       JOSTE PUB/ISLAND   HENRY KAPONO                  AC
                                                                                PEARL MUSIC
MY GOD I LOVE YOU (P.D.)                 PA784270    1996   PAUL LANGFORD      JOSTE PUBLISHING/  GLAD                          CH
                                                                                CHAMPION OF LOVE
                                                                                MUSIC
NATIVE GIRL                              PA759774    1995   HENRY KAPONO       JOSTE PUB/ISLAND   HENRY KAPONO                  AC
                                                                                PEARL MUSIC
ONCE AGAIN                               PA736432    1994   OLIVER SCOTT       JOSTE PUB/OLIGUS   BEAU WILLIAMS                 GO
                                                                                PUBLISHING
ONE WAY TICKET                           PA768042    1995   REEVES/GRUBBS      JOSTE PUB/JIMMY    RONNA REEVES                  CR
                                                                                GRUBBS MUSIC
OVER                                     PA641604    1993   K TRIBITT/         JOSTE PUB/E        DONALD MALLOY                 GO
                                                             P TRIBITT          TRIBITT
                                                                                PUBLISHING
PRAISE YE THE LORD                       PA681985    1994   DANA DAVIS         JOSTE PUB/         ESTHER SMITH                  GO
                                                                                PSUCHE' PUB
REFRESHING                               PA736321    1994   CARLIS MOODY, JR.  JOSTE PUB/         CARLIS MOODY, JR.             GO
                                                                                MOODEASY MUSIC
REMEMBER                                 PA625285    1993   L PAGE/C HARRIS    JOSTE PUB/YOUNG    WITNESS                       GO
                                                                                ARTISTS FOR
                                                                                CHRIST MUSIC
RIVERBOAT, THE                           PA762247    1995   RON LARSON         JOSTE PUB/         RON LARSON                    C
                                                                                CHAMPION OF LOVE
                                                                                MUSIC
------------------------------           --------    ----   ------------------DIAMOND SRUCK       -----------------------       --
                                                                               MUSIC/BREAKER
                                                                               MAKER MUSIC
SO FAR ABOVE                             PA762250    1995   RON LARSON        JOSTE PUB/          RON LARSON                    CH
                                                                               CHAMPION OF LOVE
                                                                               MUSIC
SOLID ROCK, THE (P.D.)                   PA784271    1996   DON HART          JOSTE PUBLISHING/   GLAD                          CH
                                                                               CHAMPION OF LOVE
                                                                               MUSIC
STONE LOVE                               PA767560    1995   BRENT JONES       JOSTE PUB/SANG      LOS ANGELES MASS CHOIR        GO
                                                                               BOY MUSIC
STORMS KEEP COMING                       PA736394    1994   DAVID FRAIZER     JOSTE PUB/LI'L
                                                                               DAVE'S MUSIC/      DONALD MALLOY                 GO
                                                                               GOD'S MUSIC
TAKE UP YOUR CROSS                       PA736395    1994   DAVID FRAIZER     JOSTE PUB/LI'L      DONALD MALLOY                 GO
                                                                               DAVE'S MUSIC/
                                                                               GOD'S MUSIC
TELL IT LIKE IT IS                       PA784266    1996   RON LARSON        JOSTE PUBLISHING/   GLAD                          C
                                                                               CHAMPION OF LOVE
                                                                               MUSIC
THAT'S WHY I SING                        PA736427    1994   JACKSON/GILLMAN   JOSTE PUB/NJMJ      BEAU WILLIAMS                 GO
                                                                               MUSIC/DAVAH/
                                                                               GILLMAN
THERE'S NO FRIEND LIKE HIM               PA640081    1993   DOUGLAS MILLER    JOSTE PUB/MILJO     DOUGLAS MILLER                GO
                                                                               MUSIC
USE ME                                   PA736324    1994   MOODY/JACKSON     JOSTE PUB/          CARLIS MOODY, JR.             GO
                                                                               MOODEASY MUSIC
WE GATHER TOGETHER (P.D.)                PA784264    1996   DON HART          JOSTE PUB/          GLAD                          CH
                                                                               CHAMPION OF LOVE
                                                                               MUSIC
WORTHY IS THE LAMB                       PA730460    1994   ADRIAN B. KING    JOSTE PUB/A NEW     CHICAGO MASS CHOIR            GO
                                                                               REVELATION PUB
YOU MUST LIVE WHAT YOU SING ABOUT        PA767557    1995   TAYLOR/JONES      JOSTE PUB/2 G'S &   LOS ANGELES MASS CHOIR        GO
                                                                               a J MUSIC
    JUSTMIKE MUSIC (BMI)

          Owned

EVERYTHING WILL BE ALRIGHT               PA646491    1993   ROBERT GULETTE    JUSTMIKE MUSIC      DONALD MALLOY                 GO
GOD'S LOVE                               PA603015    1993   BENJAMIN LOVE     JUSTMIKE MUSIC      HEAVEN SENT                   GO
GREAT DAY                                PA617386    1993   BILLY RIVERS      JUSTMIKE MUSIC      ANGELIC VOICES OF FAITH       GO
HE KNOWS (P.D. ARR)                      PA617383    1993   BILLY RIVERS      JUSTMIKE MUSIC      ANGELIC VOICES OF FAITH       GO
HERE COME THE BLACKHAWKS                 PAU1841419  1994   THOMAS/DAHL       JUSTMIKE MUSIC      STEVE DAHL                    AC
I'M ON MY WAY                            PA646492    1993   J LAVALLEY        JUSTMIKE MUSIC      DONALD MALLOY                 GO
KEEP ME                                  PA617387    1993   BILLY RIVERS      JUSTMIKE MUSIC      ANGELIC VOICES OF FAITH       GO
MAKE ME WHOLE                            PA617384    1993   BILLY RIVERS      JUSTMIKE MUSIC      ANGELIC VOICES OF FAITH       GO
WE MUST BE BORN AGAIN (50%)              PA681981    1994   M WHITSETT/ D     JUSTMIKE MUSIC      ESTHER SMITH                  GO
                                                             IVEY
WE SHALL OVERCOME (P.D. ARR)             PA617389    1993   BILLY RIVERS      JUSTMIKE MUSIC      ANGELIC VOICES OF FAITH       GO

        Co-Owned

A-BLAZING GRACE                          PA748007    1995   ALLEN/WIGGINS     JUSTMIKE MUSIC/     ALLEN & ALLEN                 GO
                                                                               BRU-NITE/RUSSAX
ALL HE WANTS IS PRAISE                   PA646634    1995   RALPH LOFTON      JUSTMIKE MUSIC/     CHRISTIANAIRES                GO
                                                                               RAPHTON MUSIC

                                                      PLATINUM ENTERTAINMENT
                                                             SONG FILE


                    TITLE                C #         YEAR   COMPOSER           PUBLISHER          ARTIST                       CODE
-----------------------------------------------------------------------------------------------------------------------------------
ALLELUJAH, PRAISE JEHOVAH                PA722207    1994   CALVIN RHONE       JUSTMIKE MUSIC/    CALVIN RHONE                  GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
ALRIGHT                                  PA759807    1995   CHRIS GRAY         JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                                                CHRIS GRAY MUSIC
AMAZING                                  PA788337    1996   CHRIS ANDERSON     JUSTMIKE MUSIC/    KIM McFARLAND                 GO
                                                                                LILL C.A.K.M.
                                                                                ANDERSONG
ANGELS                                   PA646638    1995   CHARLES PORTER     JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                                                PORTACALL MUSIC
ANYWAY YOU BLESS ME (P.D. ARR)           PA685645    1994   ALLEN/WIGGINS      JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE/RUSSAX
ARISE MY SOUL, ARISE (P.D.)              PA784268    1996   BOB KAUFLIN        JUSTMIKE MUSIC/    GLAD                          CH
                                                                                AUX SEND MUSIC
ASK ANYTHING IN MY NAME                  PA685621    1994   CHRIS GRAY         JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                                                CHRIS GRAY MUSIC
AT THE GATE                              PA759806    1995   CHRIS GRAY         JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                                                CHRIS GRAY MUSIC
AT THE RIVER                             PA646629    1995   PAUL PORTER        JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                                                LUAP RETROP'S
                                                                                MUSIC
AWAY IN A MANGER (P.D. ARR.)             PA774235    1995   ALLEN/WIGGINS      JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE/RUSSAX
BE NOT WEARY                             PA811772    1996   CALVIN B. RHONE    JUSTMIKE MUSIC/    CALVIN BERNARD RHONE          GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
BEHIND EVERY DARK CLOUD                  PA815458    1996   M. COTTRELL/       JUSTMIKE MUSIC/    TOTALLY COMMITTED             GO
                                                              G. COLLIER        COTTRELL/COLLIER
BETTER WAY                               PA663347    1995   MICHAEL DODSON     JUSTMIKE MUSIC/    ANGELIC VOICES OF FAITH       GO
                                                                                OTIS STAR
                                                                                PUBLISHING
BLACK DRESSES                            PA722326    1994   STEVE KOLANDER     JUSTMIKE MUSIC/    STEVE KOLANDER                CR
                                                                                BALOO MUSIC
BLACK & WHITE                            PA722037    1994   ANTELIS/TAYLOR     JUSTMIKE MUSIC/    S. ALAN TAYLOR                CR
                                                                                SILENTA/JOSTE/
                                                                                S-MEISTER
BLESSED BE THE NAME                      PA801052    1996   DAVID A. BROCK     JUSTMIKE MUSIC/    NU CITY MASS CHOIR            GO
                                                                                DAVIDS
                                                                                COLLECTIONS
BLUE O'CLOCK                             PA784160    1996   HOOKER/KOLANDER    JUSTMIKE MUSIC/    STEVE KOLANDER                CR
                                                                                BALOO PUB/GARY
                                                                                MORRIS MUSIC
BROKEN VESSEL                            PA685620    1994   CHRIS GRAY         JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                                                CHRIS GRAY MUSIC
BY MY WORD                               PA722209    1994   CALVIN RHONE       JUSTMIKE MUSIC/    CALVIN RHONE                  GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
CAN'T NOBODY DO ME LIKE JESUS (P.D. ARR) PA685646    1994   ALLEN/WIGGINS      JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE/RUSSAX
CAN'T SAY THANK YOU ENOUGH               PA722210    1994   CALVIN RHONE       JUSTMIKE MUSIC/    CALVIN RHONE                  GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
CAN'T TAME YOUR LOVE                     PA722329    1994   STEVE KOLANDER     JUSTMIKE MUSIC/    STEVE KOLANDER                CR
                                                                                BALOO MUSIC
CAN'T UNDO WHAT'S BEEN DONE (50%)        PA722335    1994   KOLANDER/RICHIE    JUSTMIKE/BALOO     STEVE KOLANDER                CR
                                                                                MUSIC/MIGHTY
                                                                                NICE MUSIC
COME LET US WORSHIP HIM                  PA722076    1994   GREGG PEARSON      JUSTMIKE MUSIC/    GREATER EMMANUEL              GO
                                                                                GREGGIE G'S MUSIC
CROWN HIM                                PA811768    1996   CALVIN B. RHONE    JUSTMIKE MUSIC/    CALVIN BERNARD RHONE          GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
CROWN HIM WITH MANY CROWNS (P.D.)        PA784265    1996   BOB KAUFLIN        JUSTMIKE MUSIC/    GLAD                          CH
                                                                                AUX SEND MUSIC
DEEP IN MY HEART                         PA642705    1993   ERIC SHARPER       JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                                                LIL' ERIC'S MUSIC
DOER OF YOUR WORD                        PA784267    1996   BOB KAUFLIN        JUSTMIKE MUSIC/    GLAD                          CH
                                                                                AUX SEND MUSIC
DON'T BE AFRAID TO DREAM                 PA762746    1995   CALVIN RHONE       JUSTMIKE MUSIC/    CALVIN RHONE                  GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
DON'T LEAVE ME                           PA642702    1993   PAUL PORTER        JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                                                LUAP RETROP'S
                                                                                MUSIC
DROWNING MAN                             PA722331    1994   KOLAND/MURK/       JUSTMIKE MUSIC/    STEVE KOLANDER                CR
                                                             HALL/MCDUFF        MURKOLMAN/
                                                                                GROOVEOLATOR/
                                                                                ROCK COUNTRY
DRUNK ON HER LOVE                        PA722043    1994   ANTELIS/TAYLOR     JUSTMIKE MUSIC/    S. ALAN TAYLOR                CR
                                                                                SILENTA/JOSTE/
                                                                                S-MEISTER
EVERY SINGLE ONE                         PA760556    1995   BOB KAUFLIN        JUSTMIKE MUSIC/    GLAD                          CH
                                                                                ORGANON KEY MUSIC
EVERYTHING'S GONNA BE ALRIGHT            PA836309    1997   P. PORTER/BROWN/   JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                             T. PORTER/CARTER   LUAP RETROP'S
                                                                                MUSIC/RON'S ON
                                                                                PUB./PORTACALL
                                                                                MUSIC/GAC PUBL.
FAITH'S EYES                             PA788338    1996   ANDERSON/BATES     JUSTMIKE MUSIC/    KIM McFARLAND                 GO
                                                                                LILL C.A.K.M.
                                                                                ANDERSONG
FILL ME                                  PA685612    1994   CHRIS GRAY         JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                                                CHRIS GRAY MUSIC
FILL MY CUP                              PA646489    1993   PEPE EPTING        JUSTMIKE MUSIC/    DONALD MALLOY                 GO
                                                                                PEPSKI'S MUSIC
FOREVER DANCE                            PA738898    1993   ANTELIS/TAYLOR     JUSTMIKE MUSIC/    S. ALAN TAYLOR                CR
                                                                                SILENTA/JOSTE/
                                                                                S-MEISTER
FOREVER MY LORD                          PA642085    1994   JOHN MADGETT       JUSTMIKE MUSIC/    JOHN MADGETT                  GO
                                                                                MADGETT MUSIC
FORGIVE ME                               PA646637    1995   ERIC SHARPER       JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                                                LIL ERIC'S
                                                                                PUBLISHING
FULL MOON FEVER                          PA784163    1996   MAX D.BARNES/BUDDY JUSTMIKE/BALOO     STEVE KOLANDER                CR
                                                             CANNON/STEVE       PUB/HARDSCRATCH/
                                                             KOLANDER           WARNER-TAMERLANE
                                                                                PUB/MADISON CREEK
GET ON UP                                PA642704    1993   G CARTER/R KENNY   JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                                                LUAP RETROP'S
                                                                                MUSIC
GETTING READY                            PA663343    1995   PAUL REED          JUSTMIKE MUSIC/    ANGELIC VOICES OF FAITH       GO
                                                                                DSBB MUSIC
GIFT OF YOU, THE                         PA617390    1993   KURT CLAYTON       JUSTMIKE MUSIC/    ANGELIC VOICES OF FAITH       GO
                                                                                IVORY DREAMS
                                                                                MUSIC
GIVE HIM A CHANCE                        PA856511    1997   CHRISTOPHER L.     JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                             GRAY               CHRIS GRAY MUSIC
GIVE IT TO GOD                           PA788331    1996   DARRYL WALKER      JUSTMIKE MUSIC/    WALT WHITMAN                  GO
                                                                                WALKMAN MUSIC
GIVING MY PROBLEMS TO YOU                PA722182    1994   EPTING/            JUSTMIKE MUSIC/    KIM McFARLAND                 GO
                                                             WEATHERSPOON       PEPSKI'S MUSIC
GLORIA (P.D. ARR.)                       PA774237    1995   ALLEN/WIGGINS      JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE/RUSSAX
GLORIA (RAP VERSION)                     PA774231    1995   ALLEN/WIGGINS      JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE/RUSSAX
GOD CAN MAKE IT BETTER                   PA646636    1995   GEORGE CARTER      JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                                                GAC PUBLISHING
GOD CARES                                PA642698    1993   R BROWN/A BROWN    JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                                                RON ON PUBLISHING
GOD IS ABLE                              PA801045    1996   BRYANT L.          JUSTMIKE MUSIC/    NU CITY MASS CHOIR            GO
                                                             JONES, SR.         NESOHC MUZIK
GOD IS ON HIS THRONE                     PA760553    1995   BOB KAUFLIN        JUSTMIKE MUSIC/    GLAD                          CH
                                                                                AUX SEND MUSIC
GOD REST YE MERRY GENTLEMEN (P.D. ARR)   PA774229    1995   HAMPTON/ORTEGA     JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                SONSEARE MUSIC
GOD WILL FIX IT                          PA788191    1996   REV. JOSEPH DAVIS  JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                                                RUN-DOWN MUSIC
GOD'S LOVE                               PA788339    1996   KELVIN LENOX       JUSTMIKE MUSIC/    KIM McFARLAND                 GO
                                                                                OXLEN PUBLISHING
GOD'S SPEED                              PA784287    1996   ALLEN/WIGGINS      JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE MUSIC/
                                                                                RUSSAX MUSIC
GOING HOME TO LIVE WITH GOD              PA730452    1994   BRYANT JONES SR    JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                                                NESOHC MUZIK
GOOD MORNING                             PA748004    1994   ALLEN/WIGGINS      JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE/RUSSAX

                                                      PLATINUM ENTERTAINMENT
                                                             SONG FILE


                    TITLE                C #         YEAR   COMPOSER           PUBLISHER          ARTIST                       CODE
-----------------------------------------------------------------------------------------------------------------------------------
GOODNESS AND MERCY                       PA617385    1993   LEROY HAMPTON      JUSTMIKE MUSIC/    ANGELIC VOICES & D. MALLOY    GO
                                                                                SONSEARE MUSIC
GREAT DAY                                PA788188    1996   PERCY GRAY, JR.    JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                                                SAVED CHILDREN'S
                                                                                MUSIC
GREAT DAY                                PA801049    1996   JACKY JOSEPH       JUSTMIKE MUSIC/    NU CITY MASS CHOIR            GO
                                                                                JUST JACK MUSIC
GREAT THINGS                             PA856515    1997   CHRISTOPHER L.     JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                             GRAY               CHRIS GRAY MUSIC
GROWING UP                               PA788329    1996   CALVIN WATKINS     JUSTMIKE MUSIC/    WALT WHITMAN                  GO
                                                                                J.B. WATKINS
                                                                                MUSIC
HAPPY IN MY SOUL                         PA760581    1995   HUBERT POWELL      JUSTMIKE MUSIC/    HUBERT POWELL                 GO
                                                                                POWELL POWER
                                                                                MUSIC
HAVE A TALK                              PA642080    1994   JOHN MADGETT       JUSTMIKE MUSIC/    JOHN MADGETT                  GO
                                                                                MADGETT MUSIC
HAVE YOU TAKEN THE TIME                  PA801047    1996   KEVIN HARRIS       JUSTMIKE MUSIC/    NU CITY MASS CHOIR            GO
                                                                                NESOHC MUZIK
HE ANSWERS PRAYERS                       PA801051    1996   MICHAEL STOKES     JUSTMIKE MUSIC/    NU CITY MASS CHOIR            GO
                                                                                MICHAEL D. STOKES
                                                                                MUSIC
HE CAN                                   PA685616    1994   CHRIS GRAY         JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                                                CHRIS GRAY MUSIC
HE WILL COME THROUGH                     PA811770    1996   CALVIN B. RHONE    JUSTMIKE MUSIC/    CALVIN BERNARD RHONE          GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
HE WILL MAKE A WAY                       PA856512    1997   CHRISTOPHER L.     JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                             GRAY               CHRIS GRAY MUSIC
HE'LL BE RIGHT THERE                     PA642701    1993   P PORTER/E SHARPER JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                                                LUAP RETROP'S/
                                                                                LIL' ERIC'S
                                                                                MUSIC
HE'LL BE STANDING THERE FOR YOU          PA646494    1993   O ROBINSON/M       JUSTMIKE MUSIC/    DONALD MALLOY                 GO
                                                             CHARLES            DUSTIN ROBB
                                                                                MUSIC
HE'LL BRING YOU OUT                      PA663350    1995   DARREN LUELLEN     JUSTMIKE MUSIC/    ANGELIC VOICES OF FAITH       GO
                                                                                DARREN LUELLEN
                                                                                PUBLISHING
HE'LL MAKE A WAY                         PA642700    1993   PAUL PORTER        JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                                                LUAP RETROP'S
                                                                                MUSIC
HE'S ALL THAT                            PA759799    1995   CHRIS GRAY         JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                                                CHRIS GRAY
                                                                                MUSIC
HE'S ALRIGHT                             PA788195    1996   MICHAEL GODFREY    JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                                                GRAY BOY MUSIC
HE'S BEEN GOOD                           PA685618    1994   CHRIS GRAY         JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                                                CHRIS GRAY
                                                                                MUSIC
HE'S MY EVERYTHING                       PA788193    1996   GRAY, SR./         JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                            GRAY, JR.           SAVED CHILDREN'S
                                                                                MUSIC
HE'S THE SAME                            PA856518    1997   CHISTOPHER L.      JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                             GRAY               CHRIS GRAY MUSIC
HE'S THE WAY                             PA685619    1994   CHRIS GRAY         JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                                                CHRIS GRAY
                                                                                MUSIC
HE'S WAITING                             PA736399    1994   JOE FORBES         JUSTMIKE MUSIC/    DONALD MALLOY                 GO
                                                                                TOTAL PRAISE
                                                                                MUSIC
HIGH PLACES                              PA681983    1994   W DUNCAN/R BROWN   JUSTMIKE MUSIC/    ESTHER SMITH & H. POWELL      GO
                                                                                BRO-DUNCA MUSIC
HIGHER                                   PA784289    1996   HAMPTON/BUCKNER    JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE/RUSSAX/
                                                                                SONSEARE MUSIC
HIS NAME                                 PA722206    1994   CALVIN RHONE       JUSTMIKE MUSIC/    CALVIN RHONE                  GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
HOLD ON                                  PA788335    1996   CHRIS ANDERSON     JUSTMIKE MUSIC/    KIM McFARLAND                 GO
                                                                                LILL C.A.K.M.
                                                                                ANDERSONG
HOLD ON (DON'T GIVE UP)                  PA788187    1996   PERCY GRAY, JR.    JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                                                SAVED CHILDREN'S
                                                                                MUSIC
HOLD ON...TO THE PROMISE                 PA736393    1994   ROBERT GULLETTE    JUSTMIKE MUSIC/    DONALD MALLOY                 GO
                                                                                ROBGU MUSIC
HOLY CITY, THE                           PA730456    1994   ERIC THOMAS        JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                                                ERIC THOMAS
                                                                                PUBLISHING
HOLY GHOST POWER                         PA856513    1997   JONATHAN DUBOSE,   JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                             JR./CHRISTOPHER    JOBO PUBL. CHRIS
                                                             L. GRAY            GRAY MUSIC
HOLY MEDLEY: HOLY, HOLY, HOLY; GREAT IS  PA784290    1996   arr. ALLEN/WIGGINS JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
 THY FAITHFULNESS                                                               BRU-NITE MUSIC/
                                                                                RUSSAX MUSIC
HOME                                     PA856509    1997   CHRISTOPHER L.     JUSTMIKE MUSIC/   NORTH CAROLINA MASS CHOIR      GO
                                                             GRAY               CHRIS GRAY MUSIC
HOOK IN ME                               PA836305    1997   PAHRIS EVANS, JR./ JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                             PAUL PORTER        LUAP RETROP'S
                                                                                MUSIC/PHARO'S
                                                                                MUSIC/PHARIS
                                                                                JR'S PUBL.
HOW EXCELLENT                            PA788332    1996   REV. WENDELL H.    JUSTMIKE MUSIC/    WALT WHITMAN                  GO
                                                             LOWE               LOWEBOYS MUSIC
HOW I GOT OVER                           PA856510    1997   CHRISTOPHER L.     JUSTMIKE MUSIC/   NORTH CAROLINA MASS CHOIR      GO
                                                             GRAY               CHRIS GRAY MUSIC
I CALL ON JESUS                          PA853383    1997   JERAL GRAY/        JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                             PERCY GRAY         SAVED CHILDREN'S
                                                                                MUSIC
I COME TO PRAISE HIS NAME                PA801044    1996   BRYANT L.          JUSTMIKE MUSIC/    NU CITY MASS CHOIR            GO
                                                             JONES, SR.         NESOHC MUZIK
I FOUND JESUS                            PA853384    1997   WILLIAM R.         JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                             HAMILTON           WILHAM MUSIC
I JUST CAN'T GO ON                       PA836308    1997   PHARIS EVANS,      JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                             JR./PAUL PORTER    LUAP RETROP'S
                                                                                MUSIC/PHARO'S
                                                                                MUSIC/PHARIS
                                                                                JR'S PUBL.
I LOVE YOU                               PA759800    1995   CHRIS GRAY         JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                                                CHRIS GRAY MUSIC
I REALLY LOVE YOU                        PA762742    1995   CALVIN RHONE       JUSTMIKE MUSIC/    CALVIN RHONE                  GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
I SAY YES                                PA722212    1994   CALVIN RHONE       JUSTMIKE MUSIC/    CALVIN RHONE                  GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
I SHALL WEAR A CROWN (P.D. ARR)          PA685643    1994   ALLEN/WIGGINS/     JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                             TANKARD            BRU-NITE/RUSSAX/
                                                                                BENOTE
I SURRENDER ALL                          PA663342    1995   KURT CLAYTON       JUSTMIKE MUSIC/    ANGELIC VOICES OF FAITH       GO
                                                                                IVORY DREAMS
                                                                                MUSIC
I WANT TO BE MORE LIKE JESUS             PA641847    1993   HARRIS/GRAY        JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                                                JAMES N. HARRIS
                                                                                MUSIC
I WANT TO BE TOUCHED                     PAU1949616  1995   ALEX GOODWIN       JUSTMIKE MUSIC/    ANGELIC VOICES OF FAITH       GO
                                                                                QUE PSI
                                                                                PUBLISHING
I WANT TO KNOW LOVE                      PA722038    1993   ANTELIS/TAYLOR     JUSTMIKE MUSIC/    S. ALAN TAYLOR                CR
                                                                                SILENTA/JOSTE/
                                                                                S-MEISTER
I WILL TRUST IN THE LORD (P.D. ARR.)     PA762745    1995   CALVIN RHONE       JUSTMIKE MUSIC/    CALVIN RHONE                  GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
I WORSHIP                                PA856514    1997   CHRISTOPHER L.     JUSTMIKE MUSIC/   NORTH CAROLINA MASS CHOIR      GO
                                                             GRAY               CHRIS GRAY MUSIC
IF YOU ONLY KNEW                         PA760583    1995   H DOOBIE POWELL    JUSTMIKE MUSIC/    HUBERT POWELL                 GO
                                                                                POWELL POWER
                                                                                MUSIC
I'LL GO                                  PA736431    1994   WILLIAMS/BALL      JUSTMIKE/BEAU      BEAU WILLIAMS                 GO
                                                                                WILLIAMS PUB/
                                                                                BROBALL PUB
I'LL GO                                  PA836239    1997   RICHARD GIBBS/     JUSTMIKE MUSIC/    NAT'L BAPTIST MASS CHOIR      GO
                                                             KEVIN YANCY        GIBBSONG
I'LL GO (P.D. ARR)                       PA736431    1994   WILLIAMS/BALL      JUSTMIKE MUSIC/    BEAU WILLIAMS                 GO
                                                                                BEAU WILLIAMS
                                                                                PUB
I'M A WINNER                             PA722211    1994   CALVIN RHONE       JUSTMIKE MUSIC/    CALVIN RHONE                  GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
I'M GLAD I'M SAVED                       PA646633    1995   RALPH LOFTON       JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                                                RAPHTON MUSIC
I'M GOING TO PRAISE THE LORD             PA642699    1993   TYRONE PORTER      JUSTMIKE MUSIC/    CHRISTIANAIRES & M. CLAYTON   GO
                                                                                PORTACALL MUSIC
I'M IN LOVE                              PA685647    1994   BRUCE ALLEN        JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE
I'M SO GRATEFUL                          PA730454    1994   BRYANT JONES SR    JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                                                NESOHC MUZIK

                                                      PLATINUM ENTERTAINMENT
                                                             SONG FILE


                    TITLE                C #         YEAR   COMPOSER           PUBLISHER          ARTIST                       CODE
-----------------------------------------------------------------------------------------------------------------------------------
I'M WORKING FOR THE MASTER               PA730455    1994   REV BILLY JONES    JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                                                NESOHC MUZIK
IN HIS HANDS                             PA836311    1997   PHARIS EVANS,      JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                             JR./PAUL PORTER    LUAP RETROP'S
                                                                                MUSIC/PHARO'S
                                                                                MUSIC/PHARIS
                                                                                JR'S PUBL.
IN OUR HEARTS                            PA642082    1994   JOHN MADGETT       JUSTMIKE MUSIC/    JOHN MADGETT                  GO
                                                                                MADGETT MUSIC
IN THIS PLACE                            PA722208    1994   CALVIN RHONE       JUSTMIKE MUSIC/    CALVIN RHONE                  GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
IN YOUR PRESENCE                         PA762743    1995   CALVIN RHONE       JUSTMIKE MUSIC/    CALVIN RHONE                  GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
INSTRUMENT OF PRAISE                     PA788328    1996   EDDIE HOWARD, JR.  JUSTMIKE MUSIC/    WALT WHITMAN                  GO
                                                                                EDDIE HOWARD
                                                                                MUSIC
IT'S GOOD TO GIVE THANKS                 PA762740    1995   CALVIN RHONE       JUSTMIKE MUSIC/    CALVIN RHONE                  GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
IT'S JUST NOT ENOUGH                     PA646490    1993   KELVIN LENNOX      JUSTMIKE MUSIC/    DONALD MALLOY                 GO
                                                                                OXLEN MUSIC
IT'S REAL (P.D. - ARR.)                  PAu2129130  1996   DAVID BROCK        JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                                                DAVID'S
                                                                                COLLECTIONS
IT'S TIME FOR THE ANOINTING              PA685617    1994   CHRIS GRAY         JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                                                CHRIS GRAY MUSIC
I'VE BEEN BORN AGAIN                     PA730457    1994   ERIC THOMAS        JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                                                ERIC THOMAS
                                                                                PUBLISHING
I'VE BEEN CHANGED                        PA853385    1997   JOEY WOOLFALK      JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                                                FALKSTER MUSIC
JESUS IS CALLING                         PA646631    1995   TYRONE PORTER      JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                                                PORTACALL MUSIC
JESUS IS THE ONE                         PA788336    1996   ANDERSON/DRAIN     JUSTMIKE MUSIC/    KIM McFARLAND                 GO
                                                                                LILL C.A.K.M.
                                                                                ANDERSONG
JESUS IS WHY I AIN'T GOT THE BLUES       PA642081    1994   JOHN MADGETT       JUSTMIKE MUSIC/    JOHN MADGETT                  GO
                                                                                MADGETT MUSIC
JESUS LOVES ME (P.D. ARR.)               PA760584    1995   HUBERT POWELL      JUSTMIKE MUSIC/    HUBERT POWELL                 GO
                                                                                POWELL POWER
                                                                                MUSIC
JESUS NEVER FAILS                        PA759803    1995   CHRIS GRAY         JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                                                CHRIS GRAY MUSIC
JESUS THAT'S MY KING (P.D.)              PA788340    1996   KIM MCFARLAND      JUSTMIKE MUSIC/    KIM MCFARLAND                 GO
                                                                                LILL C.A.K.M.
                                                                                ANDERSONG
JESUS WILL FIX IT                        PA685613    1994   CHRIS GRAY         JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                                                CHRIS GRAY MUSIC
JESUS WITH ME                            PA836307    1997   PHARIS EVANS, JR.  JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                                                PHARO'S MUSIC/
                                                                                PHARIS JR.'S
                                                                                PUBL.
JESUS, HE'S MY WAY MAKER                 PA801046    1996   MICHAEL STOKES     JUSTMIKE MUSIC/    NU CITY MASS CHOIR            GO
                                                                                MICHAEL D.
                                                                                STOKES MUSIC
JOY WILL COME                            PA811765    1996   CALVIN B. RHONE    JUSTMIKE MUSIC/    CALVIN BERNARD RHONE          GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
JUST ANOTHER DAY                         PA722205    1994   CALVIN RHONE       JUSTMIKE MUSIC/    CALVIN RHONE                  GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
JUST HOW GOOD HE'S BEEN                  PA730459    1994   BRENDA J MOORE     JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                                                BALUTIKS MUSIC
JUSTICE FOR ALL                          PA760555    1995   LARSON/KAUFLIN     JUSTMIKE MUSIC/    GLAD                          CH
                                                                                AUX SEND MUSIC
                                                                                (SEE JOSTE)
KEEP LOVE ALIVE                          PA603014    1992   R GIBBS/T DYSON    JUSTMIKE MUSIC/    ANGELIC VOICES OF FAITH       GO
                                                                                GIBBSONGS/LITTLE
                                                                                TONY MUSIC
KEEP ON PRESSING                         PA726848    1994   ANDERSON/HUFF      JUSTMIKE MUSIC/    KIM McFARLAND                 GO
                                                                                SCA/LILL CA KM
                                                                                ANDERSONG
KEEP PRESSIN' ON                         PA760585    1995   H DOOBIE POWELL    JUSTMIKE MUSIC/    HUBERT POWELL                 GO
                                                                                POWELL POWER
                                                                                MUSIC
LAY IT TO REST                           PA784286    1996   ALLEN/WIGGINS      JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE MUSIC/
                                                                                RUSSAX MUSIC
LEANING ON YOU                           PA811769    1996   CALVIN B. RHONE    JUSTMIKE MUSIC/    CALVIN BERNARD RHONE          GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
LET GOD DO IT                            PA788192    1996   BRENDA MOORE       JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                                                BALUTIK'S MUSIC
LET IT SHINE                             PA853386    1997   GREGORY BOOTH      JUSTMIKE MUSIC/G   CHICAGO MASS CHOIR            GO
                                                                                SHARP SCALES
LET'S DANCE                              PA784165    1996   WEATHERLY/         JUSTMIKE MUSIC/    STEVE KOLANDER                CR
                                                             KOLANDER           BALOO PUB/BRIGHT
                                                                                LEAF MUSIC/
------------------------------           --------    ----   ------------------ CHARLIE MONK       -----------------------       --
                                                                                MUSIC
LET'S GO TO CHURCH                       PA836238    1997   C.L. FAIRCHILD     JUSTMIKE MUSIC/    NAT'L BAPTIST MASS CHOIR      GO
                                                                                GREATER FAITH
                                                                                MUSIC
LET'S MAGNIFY THE LORD                   PA685614    1994   CHRIS GRAY         JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                                                CHRIS GRAY MUSIC
LIFT THE SAVIOR UP                       PA788190    1996   TIDWELL/GRAY       JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                                                SAVED CHILDREN'S
                                                                                MUSIC
LISTEN TO WHAT I HEAR                    PA748006    1994   ALLEN/WIGGINS      JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE/RUSSAX
LISTEN TO YOUR WOMAN                     PA722334    1994   KOLANDER/TREE      JUSTMIKE/BALOO     STEVE KOLANDER                CR
                                                                                MUSIC/EXTRA
                                                                                MEASURE MUSIC
LORD HAVE MERCY                          PA836310    1997   T. PORTER/BROWN/   JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                             CARTER/EVANS       PORTACALL MUSIC/
                                                                                RON'S ON PUBL./
                                                                                GAC PUBL./PHARO'S
                                                                                MUSIC/PHARIS
                                                                                JR.'S PUBL.
LORD IS MY LIGHT, THE                    PA730453    1994   MICHAEL STOKES     JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                                                MICHAEL D STOKES
                                                                                MUSIC
LORD MOST HIGH                           PA628903    1993   WOOLA LAFLORA      JUSTMIKE MUSIC/    COMMITTED                     GO
                                                                                IMANI PUBLISHING
LORD OF YOUR LIFE                        PA811771    1996   CALVIN B. RHONE    JUSTMIKE MUSIC/    CALVIN BERNARD RHONE          GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
LORD WE PRAISE YOU                       PA681987    1994   TIM BOWMAN         JUSTMIKE MUSIC/    ESTHER SMITH                  GO
                                                                                TIM BOWMAN PUB
LORD, I WANT TO BE HOLY                  PA760714    1995   DERRICK HORNE      JUSTMIKE MUSIC/    DOUGLAS MILLER                GO
                                                                                BN READY MUSIC
LOVE CAN HEAL THE WORLD                  PA642078    1994   JOHN MADGETT       JUSTMIKE MUSIC/    JOHN MADGETT                  GO
                                                                                MADGETT MUSIC
MARIA                                    PA722328    1994   KOLANDER/MURNANE   JUSTMIKE MUSIC/    STEVE KOLANDER                CR
                                                                                MURKOLMAN MUSIC
MAYBE                                    PA722327    1994   STEVE KOLANDER     JUSTMIKE MUSIC/    STEVE KOLANDER                CR
                                                                                BALOO MUSIC
MEDLEY: CHRISTMAS SONGS (P.D. ARR)       PA685649    1994   ALLEN/WIGGINS      JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE/RUSSAX
MEDLEY: CHRISTMAS SONGS (P.D. ARR)       PA774233    1995   ALLEN/WIGGINS      JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE/RUSSAX
MERRY CHRISTMAS JESUS                    PA774230    1995   ALLEN/WIGGINS      JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE/RUSSAX
MORE THAN A CONQUEROR                    PA617388    1993   CLAYTON/RIVERS/    JUSTMIKE MUSIC/    ANGELIC VOICES OF FAITH       GO
                                                             PEEPLES            IVORY DREAMS/
                                                                                RIVER OF PRAISE
MY HEART IS YOURS                        PA760582    1995   HUBERT POWELL      JUSTMIKE MUSIC/    HUBERT POWELL                 GO
                                                                                POWELL POWER
                                                                                MUSIC
MY LOVE                                  PA784162    1996   NEWMAN/KOLANDER    JUSTMIKE MUSIC/    STEVE KOLANDER                CR
                                                                                BALOO PUB/MONK
                                                                                FAMILY PUB.
MY PEACE                                 PA722183    1994   HUFF/BRUNSON       JUSTMIKE MUSIC/    KIM McFARLAND                 GO
                                                                                SCA/DECHE'
MY STRENGTH                              PA760713    1995   ED TUCKER          JUSTMIKE MUSIC/    DOUGLAS MILLER                GO
                                                                                COEE MUSIC
NEAR THE CROSS (P.D. ARR.)               PA748001    1994   ALLEN/WIGGINS      JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE/RUSSAX
NEVER ALONE                              PA801050    1996   JACKY JOSEPH       JUSTMIKE MUSIC/    NU CITY MASS CHOIR            GO
                                                                                JUST JACK MUSIC
NEVER ALONE                              PA836242    1997   CHRIS ANDERSON     JUSTMIKE MUSIC/    NAT'L BAPTIST MASS CHOIR      GO
                                                                                KMCA ANDERSONG

                                                      PLATINUM ENTERTAINMENT
                                                             SONG FILE


                    TITLE                C #         YEAR   COMPOSER           PUBLISHER          ARTIST                       CODE
-----------------------------------------------------------------------------------------------------------------------------------
NEVER SAY GOOD-BYE                       PA815463    1996   M. COTTRELL/       JUSTMIKE MUSIC/    TOTALLY COMMITTED             GO
                                                             G. COLLIER         COTTRELL/COLLIER
NEW NAME                                 PA788186    1996   MARLOWE CRIBBS     JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                                                SAVED CHILDREN'S
                                                                                MUSIC
NEXT STAGE                               PA815462    1996   M. COTTRELL/       JUSTMIKE MUSIC/    TOTALLY COMMITTED             GO
                                                             G. COLLIER         COTTRELL/COLLIER
NIGHT AFTER NIGHT                        PA722325    1994   STEVE KOLANDER     JUSTMIKE MUSIC/    STEVE KOLANDER                CR
                                                                                BALOO MUSIC
NOBODY LIKE JESUS                        PA853387    1997   MARLOWE CRIBBS     JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                                                SAVED CHILDREN'S
                                                                                MUSIC
NOBODY'S GONNA KNOCK MY SOX OFF          PA725217    1994   STEVE DAHL         JUSTMIKE MUSIC/    STEVE DAHL                    AC
                                                                                BLOWHOLE
NO, NOT ONE (P.D. ARR)                   PA685641    1994   ALLEN/WIGGINS/     JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                             TANKARD            BRU-NITE/RUSSAX/
                                                                                BENOTE
NO, NOT ONE (P.D. ARR)                   PA856516    1997   CHRISTOPHER L.     JUSTMIKE MUSIC/   NORTH CAROLINA MASS CHOIR      GO
                                                             GRAY               CHRIS GRAY MUSIC
NOT FOR HIMSELF                          PA836240    1997   CHEYNEE MCCREE     JUSTMIKE MUSIC/    NAT'L BAPTIST MASS CHOIR      GO
                                                                                MCCREE PUBL. CO
O CHRISTMAS TREE (P.D. ARR.)             PA774236    1995   ALLEN/WIGGINS      JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE/RUSSAX
O CHRISTMAS TREE (RAP VERSION)           PA774232    1995   ALLEN/WIGGINS      JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE/RUSSAX
OH HOW I LOVE JESUS                      PA801053    1996   BRYANT L.          JUSTMIKE MUSIC/    NU CITY MASS CHOIR            GO
                                                             JONES, SR.         NESOHC MUZIK
ON MY SIDE                               PAU2109948         CALVIN B. RHONE    JUSTMIKE MUSIC/                                  GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
ONE WAY TICKET                           PA768042    1995   REEVES/GRUBBS      JIMMY GRUBBS MUSIC RONNA REEVES                  CR
ORDINARY PRAYER                          P811767     1996   CALVIN B. RHONE    JUSTMIKE MUSIC/    CALVIN BERNARD RHONE          GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
PATH, THE                                PA815457    1996   M. COTTRELL/       JUSTMIKE MUSIC/    TOTALLY COMMITTED             GO
                                                             G. COLLIER         COTTRELL/COLLIER
PEACE OF MIND                            PA663344    1995   KURT CLAYTON       JUSTMIKE MUSIC/    ANGELIC VOICES OF FAITH       GO
                                                                                IVORY DREAMS
                                                                                MUSIC
PERFECT PEACE                            PA685615    1994   CHRIS GRAY         JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                                                CHRIS GRAY MUSIC
PICKED ME UP                             PA784293    1996   LATTIMORE/         JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                             COLLINS, JR./      BRU-NITE MUSIC/
                                                             ALLEN/WIGGINS      RUSSAX MUSIC/
                                                                                NU-RO PUBL.
PIECES OF A PUZZLE                       PA784159    1996   TORROLL/KOLANDER   JUSTMIKE MUSIC/    STEVE KOLANDER                CR
                                                                                BALOO PUBLISHING/
                                                                                DANNY TORROLL
POWER                                    PA736428    1994   BEAU WILLIAMS      JUSTMIKE MUSIC/    BEAU WILLIAMS                 GO
                                                                                BEAU WILLIAMS
                                                                                PUB
POWER OF THE HOLY GHOST                  PA736400    1994   PHILIP WILLIAMS    JUSTMIKE MUSIC/    DONALD MALLOY                 GO
                                                                                CARCAN MUSIC
PRAISE THE LORD                          PA856519    1997   CHRISTOPHER L.     JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                             GRAY               CHRIS GRAY MUSIC
PRAY ON IT                               PA642703    1993   GERRY STINSON      JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                                                GETEL MUSIC
RADIO ANGELS                             PA642706    1993   PAUL PORTER        JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                                                LUAP RETROP'S
                                                                                MUSIC
RAISE ME, SAVE ME, FILL ME               PA736426    1994   BEAU WILLIAMS      JUSTMIKE MUSIC/    BEAU WILLIAMS                 GO
                                                                                BEAU WILLIAMS
                                                                                PUB
RESTORE                                  PA853388    1997   MARVIN WOOTEN      JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                                                SAVED CHILDREN'S
                                                                                MUSIC
RIGHT HERE                               PA748005    1994   BRUCE ALLEN        JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE/RUSSAX
RIVER ROAD                               PA722039    1993   ANTELIS/TAYLOR     JUSTMIKE MUSIC/    S. ALAN TAYLOR                CR
                                                                                SILENTA/JOSTE/
                                                                                S-MEISTER
ROMEO                                    PA784166    1996   STEVE KOLANDER     JUSTMIKE MUSIC/    STEVE KOLANDER                CR
                                                                                BALOO MUSIC
ROUND 'BOUT MIDNIGHT                     PA784164    1996   CANNON/KOLANDER    JUSTMIKE MUSIC/    STEVE KOLANDER                CR
                                                                                BALOO PUB/WARNER-
                                                                                TAMERLANE/
------------------------------           --------    ----   ------------------ MADISON CREEK      -----------------------       --
                                                                                MUSIC
SATISFIED WITH JESUS                     PA759801    1995   CHRIS GRAY         JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                                                CHRIS GRAY MUSIC
SCOOT OVER, MOVE CLOSER                  PA722330    1994   STEVE KOLANDER     JUSTMIKE MUSIC/    STEVE KOLANDER                CR
                                                                                BALOO MUSIC
SCOOT OVER, MOVE                         SAME????    1996   STEVE KOLANDER     JUSTMIKE MUSIC/    STEVE KOLANDER                CR
 CLOSER?????????????????????                                                    BALOO PUBLISHING
SEE HIS FACE                             PA759804    1995   CHRIS GRAY         JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                                                CHRIS GRAY MUSIC
SEND IT ON DOWN                          PA663349    1995   MICHAEL DODSON     JUSTMIKE MUSIC/    ANGELIC VOICES OF FAITH       GO
                                                                                OTIS STAR
                                                                                PUBLISHING
SEND ME, I'LL GO                         PA736397    1994   ROBERT GULLETTE    JUSTMIKE MUSIC/    DONALD MALLOY                 GO
                                                                                ROBGU MUSIC
SHE'S GOT A WAY                          PA722044    1994   ANTELIS/TAYLOR     JUSTMIKE MUSIC/    S. ALAN TAYLOR                CR
                                                                                SILENTA/JOSTE/
                                                                                S-MEISTER
SHE'S SO BAD                             PA722333    1994   STEVE KOLANDER     JUSTMIKE MUSIC/    STEVE KOLANDER                CR
                                                                                BALOO MUSIC
SILENT NIGHT (P.D. ARR.)                 PA774234    1995   ALLEN/WIGGINS      JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE/RUSSAX
SIMPLY AMAZING                           PA736429    1994   BEAU WILLIAMS      JUSTMIKE MUSIC/    BEAU WILLIAMS                 GO
                                                                                BEAU WILLIAMS PUB
SO MUCH HE'S DONE                        PA663345    1995   BILLY RIVERS       JUSTMIKE MUSIC/    ANGELIC VOICES OF FAITH       GO
                                                                                RIVER OF PRAISE
                                                                                MUSIC
SOMEDAY                                  PA788194    1996   GREGORY BOOTH      JUSTMIKE MUSIC/G   CHICAGO MASS CHOIR            GO
                                                                                SHARP SCALES
SOMETHING WORTH KEEPING                  PA722042    1993   ANTELIS/TAYLOR     JUSTMIKE MUSIC/    S. ALAN TAYLOR                CR
                                                                                SILENTA/JOSTE/
                                                                                S-MEISTER
SOON AND VERY SOON                       PA722078    1994   PEARSON/PEARSON    JUSTMIKE MUSIC/    GREATER EMMANUEL              GO
                                                                                GREGGIE G'S
                                                                                MUSIC
STARS IN THE UNIVERSE                    PA784269    1996   BOB KAUFLIN        JUSTMIKE MUSIC/    GLAD                          CH
                                                                                AUX SEND MUSIC
STILL CRAZY 'BOUT YOU                    PA784158    1996   JIM WEATHERLY/     JUSTMIKE MUSIC/    STEVE KOLANDER                CR
                                                             STEVE KOLANDER     BALOO PUBLISHING/
                                                                                BRIGHT LEAF
------------------------------           --------    ----   ------------------ MUSIC/CHARLIE      -----------------------       CR
                                                                                MONK MUSIC
SWEEPSTAKES                              PA646635    1995   PAUL PORTER        JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                                                LUAP RETROP'S
                                                                                MUSIC
SWEET BY & BY (P.D. ARR.)                PA762749    1995   CALVIN RHONE       JUSTMIKE MUSIC/    CALVIN RHONE                  GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
SWEET HOLY SPIRIT                        PA759802    1995   CHRIS GRAY         JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                                                CHRIS GRAY MUSIC
TAKE ME BACK                             PA681986    1994   TIM BOWMAN         JUSTMIKE MUSIC/    ESTHER SMITH                  GO
                                                                                TIM BOWMAN PUB
TAKE ME TO THE WATER (P.D. ARR.)         PA762744    1995   CALVIN RHONE       JUSTMIKE MUSIC/    CALVIN RHONE                  GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
TAKE OVER LORD                           PA853389    1997   TONY TIDWELL       JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                                                SAVED CHILDREN'S
                                                                                MUSIC
TAKEN FOR GRANTED                        PA722332    1994   STEVE KOLANDER     JUSTMIKE MUSIC/    STEVE KOLANDER                GO
                                                                                BALOO MUSIC
TEARS OF JOY                             PA784288    1996   ALLEN/WIGGINS      JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE MUSIC/
                                                                                RUSSAX MUSIC
TELL IT!                                 PA811773    1996   CALVIN B. RHONE    JUSTMIKE MUSIC/    CALVIN BERNARD RHONE          GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
TELL IT OVER                             PA853390    1997   BRENDA JOYCE MOORE JUSTMIKE MUSIC/    CHICAGO MASS CHOIR             GO
                                                                                BALUTIK'S MUSIC

                                                      PLATINUM ENTERTAINMENT
                                                             SONG FILE


                    TITLE                C #         YEAR   COMPOSER           PUBLISHER          ARTIST                       CODE
-----------------------------------------------------------------------------------------------------------------------------------
THANK GOD FOR SAVING ME                  PA663348    1995   BILLY RIVERS       JUSTMIKE MUSIC/    ANGELIC VOICES OF FAITH       GO
                                                                                RIVER OF PRAISE
                                                                                MUSIC
THEN CAME YOU                            PA663346    1995   KURT CLAYTON       JUSTMIKE MUSIC/    ANGELIC VOICES OF FAITH       GO
                                                                                IVORY DREAMS
                                                                                MUSIC
THERE IS NO ONE LIKE YOU                 PA722203    1994   CALVIN RHONE       JUSTMIKE MUSIC/    CALVIN RHONE                  GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
THERE'S A WORD FOR THAT                  PA722040    1994   ANTELIS/TAYLOR     JUSTMIKE MUSIC/    S. ALAN TAYLOR                CR
                                                                                SILENTA/JOSTE/
                                                                                S-MEISTER
THREE KINGS (WE) (P.D. ARR.)             PA748002    1994   ALLEN/WIGGINS      JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE/RUSSAX
TROUBLE IN MY WAY (P.D. ARR)             PA685642    1994   ALLEN/WIGGINS      JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE/RUSSAX
TURN IT OVER                             PA722204    1994   CALVIN RHONE       JUSTMIKE MUSIC/    CALVIN RHONE                  GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
UNCLOUDED DAY (P.D.)                     PA811766    1996   arr. CALVIN B.     JUSTMIKE MUSIC/    CALVIN BERNARD RHONE          GO
                                                             RHONE              CALVIN RHONE
                                                                                PUBLISHING
UNTIL I FOUND THE LORD                   PA646630    1995   TYRONE PORTER      JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                                                PORTACALL MUSIC
WALK WITH ME LORD                        PA759809    1995   CHRIS GRAY         JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                                                CHRIS GRAY MUSIC
WALK WITH ME LORD (P.D. ARR)             PA685644    1994   ALLEN/WIGGINS/     JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                             STEVENSON          BRU-NITE/RUSSAX/
                                                                                SAME NAME
WE BOW TO WORSHIP THEE                   PA762741    1995   CALVIN RHONE       JUSTMIKE MUSIC/    CALVIN RHONE                  GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
WE COME TO PRAISE                        PA736430    1994   BEAU WILLIAMS      JUSTMIKE MUSIC/    BEAU WILLIAMS                 GO
                                                                                BEAU WILLIAMS
                                                                                PUB
WE NEED A MIRACLE                        PA759805    1995   CHRIS GRAY         JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                                                CHRIS GRAY MUSIC
WE NEED JESUS                            PA646632    1995   BROWN/BROWN        JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                                                RON ON
                                                                                PUBLISHING
WE SHOULD'VE JUST STAYED FRIENDS         PA784161    1996   HANK COCHRAN/      JUSTMIKE MUSIC/    STEVE KOLANDER                CR
                                                             BUDDY CANNON/      BALOO PUB/
                                                             STEVE KOLANDER     CO-HEART MUSIC/
------------------------------           --------    ----                      WARNER-TAMERLANE   -----------------------
                                                                                PUB/MADISON
                                                                                CREEK MUSIC
WE WORSHIP YOU                           PA853391    1997   TIMOTHY BYRON      JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                             MCGHEE             GLORY CLOUD
                                                                                MUSIC
WHAT A FRIEND                            PA856517    1997   CHRISTOPHER L.     JUSTMIKE MUSIC/    NORTH CAROLINA MASS CHOIR     GO
                                                             GRAY               CHRIS GRAY MUSIC
WHAT CAN I GIVE                          PA681984    1994   ADAM WHITE III     JUSTMIKE MUSIC/    ESTHER SMITH                  GO
                                                                                TIM BOWMAN PUB
WHATEVER YOU NEED                        PA788330    1996   EDDIE HOWARD, JR.  JUSTMIKE MUSIC/    WALT WHITMAN                  GO
                                                                                EDDIE HOWARD
                                                                                MUSIC
WHO IS THIS JESUS (P.D. ARR.)            PA836243    1997   ARR: C.L.          JUSTMIKE MUSIC/    NAT'L BAPTIST MASS CHOIR      GO
                                                             FAIRCHILD          GREATER FAITH
                                                                                MUSIC
WINTER LOVE                              PA736306    1994   CARUSO/BRADLEY     JUSTMIKE MUSIC/    COLBY/CARUSO                  AC
                                                                                RADIANCE PUBLING
WOMAN IN BLACK                           PA722041    1993   ANTELIS/TAYLOR     JUSTMIKE MUSIC/    S. ALAN TAYLOR                CR
                                                                                SILENTA/JOSTE/
                                                                                S-MEISTER
WONDERFUL GOD                            PA853392    1997   NELSON B.          JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                             SMITH II           SAVED CHILDREN'S
                                                                                MUSIC
WORK DONE, CAUGHT UP AND FREE            PA815456    1996   M. COTTRELL/       JUSTMIKE MUSIC/    TOTALLY COMMITTED             GO
                                                             G. COLLIER         COTTRELL/COLLIER
WORK IN ME JESUS                         PA788341    1996   CALVIN B. RHONE    JUSTMIKE MUSIC/    KIM McFARLAND                 GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
WORK THAT THANG OUT                      PA836244    1997   TERRY GARMON       JUSTMIKE MUSIC/    NAT'L BAPTIST MASS CHOIR      GO
                                                                                PECULIAR PEOPLES
                                                                                MINISTRIES PUBL.
WORSHIP THE LORD                         PA788189    1996   REV. TIMOTHY B.    JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                             McGHEE             WORSHIP SONG
                                                                                MUSIC
WORTHY OF THE PRAISE                     PA801048    1996   ERIC THOMAS        JUSTMIKE MUSIC/    NU CITY MASS CHOIR            GO
                                                                                ERIC THOMAS
                                                                                PUBLISHING
WOUNDED FOR ME (P.D. ARR)                PA685648    1994   ALLEN/WIGGINS      JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE/RUSSAX
WRAPPED UP                               PA836306    1997   PAUL PORTER        JUSTMIKE MUSIC/    CHRISTIANAIRES                GO
                                                                                LUAP RETROP'S
                                                                                MUSIC
WRITTEN BY TIME                          PAU2109947         CALVIN B. RHONE    JUSTMIKE MUSIC/                                  GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
YESTERDAY, TODAY, FOREVER                PA762748    1995   CALVIN RHONE       JUSTMIKE MUSIC/    CALVIN RHONE                  GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
YIELD YOURSELF                           PA726847    1994   STEPHEN HUFF       JUSTMIKE MUSIC/    KIM McFARLAND                 GO
                                                                                SCA MUSIC
YOU ARE MY SONG                          PA642084    1994   JOHN MADGETT       JUSTMIKE MUSIC/    JOHN MADGETT                  GO
                                                                                MADGETT MUSIC
YOU CAN GO HOME                          PA642077    1994   J MADGETT/B MASON  JUSTMIKE MUSIC/    JOHN MADGETT                  GO
                                                                                MADGETT MUSIC/
                                                                                MAY SUN MUSIC
YOU CAN MAKE IT                          PA642083    1994   J MADGETT/J ROGERS JUSTMIKE MUSIC/    JOHN MADGETT                  GO
                                                                                MADGETT MUSIC/
                                                                                B ROGERS PUB
YOU DON'T KNOW WHAT THE LORD HAS         PA784291    1996   arr. ALLEN/        JUSTMIKE MUSIC/   ALLEN & ALLEN                  GO
 DONE FOR                                                    WIGGINS            BRU-NITE MUSIC/
                                                                                RUSSAX MUSIC
YOU LOVE ME                              PA853393    1997   JERAL GRAY/        JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                             PERCY GRAY         SAVED CHILDREN'S
                                                                                MUSIC
YOU MADE IT RIGHT                        PA784292    1996   ALLEN/WIGGINS/     JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                             HENDERSON          BRU-NITE MUSIC/
                                                                                RUSSAX MUSIC
YOUR AMAZING GRACE                       PA642079    1994   J MADGETT/         JUSTMIKE MUSIC/    JOHN MADGETT                  GO
                                                             J ROGERS           MADGETT MUSIC/B
                                                                                ROGERS PUB
YOUR LOVE                                PA815455    1996   M. COTTRELL/       JUSTMIKE MUSIC/    TOTALLY COMMITTED             GO
                                                             G. COLLIER         COTTRELL/COLLIER
YOUR LOVE COMES SHINING THROUGH          PA811774    1996   CALVIN B. RHONE    JUSTMIKE MUSIC/    CALVIN BERNARD RHONE          GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
YOU'RE MY EVERYTHING                     PA730458    1994   BRENDA MOORE       JUSTMIKE MUSIC/    CHICAGO MASS CHOIR            GO
                                                                                BALUTIK'S MUSIC
YOU'RE WITH ME                           PA762747    1995   CALVIN RHONE       JUSTMIKE MUSIC/    CALVIN RHONE                  GO
                                                                                CALVIN RHONE
                                                                                PUBLISHING
YULETIDE PRELUDE                         PA774238    1995   ALLEN/WIGGINS      JUSTMIKE MUSIC/    ALLEN & ALLEN                 GO
                                                                                BRU-NITE/RUSSAX

       DETHOM PUBLISHING (SESAC)

                Owned

BLUE SKIES                               PA812695    1994   DANN GUNN          DETHOM PUBLISHING  VELOCIPEDE                    CH
DON'T GIVE UP, HOLD ON                   PAU1721315  1993   GLOSTER            DETHOM PUBLISHING  NOT RECORDED                  GO
                                                             WILLIAMS
DON'T YOU LOSE IT                        PA812696    1994   DANN GUNN          DETHOM PUBLISHING  VELOCIPEDE                    CH
HE'S ABLE                                PA767555    1995   EDWARD TATE        DETHOM PUBLISHING  LOS ANGELES MASS CHOIR        GO
HE'S GOT HIS EYES ON YOU (P.D. ARR)      PA604807    1993   GLOSTER            DETHOM PUBLISHING  JESSY DIXON                   GO
                                                             WILLIAMS
HIS EYE IS ON THE SPARROW (P.D. ARR)     PA603011    1993   GLOSTER            DETHOM PUBLISHING  HEAVEN SENT                   GO
                                                             WILLIAMS
I CATCH MYSELF/I LET IT GO               PA812693    1994   DANN GUNN          DETHOM PUBLISHING  VELOCIPEDE                    CH

                                                      PLATINUM ENTERTAINMENT
                                                             SONG FILE


                    TITLE                C #         YEAR   COMPOSER           PUBLISHER          ARTIST                       CODE
-----------------------------------------------------------------------------------------------------------------------------------
I'LL DO YOUR WILL                        PA646493    1993   GLOSTER            DETHOM PUBLISHING  DONALD MALLOY                 GO
                                                             WILLIAMS
JESUS IS JUST ALRIGHT WITH ME (P.D. ARR) PA641458    1993   GLOSTER            DETHOM PUBLISHING  ESTHER SMITH (JC VOL 2)       GO
                                                             WILLIAMS
JUST LIKE YOU                            PA812689    1994   DANN GUNN          DETHOM PUBLISHING  VELOCIPEDE                    CH
KEEP ON BLESSING ME                      PA570170    1992   GLOSTER            DETHOM PUBLISHING  EVELYN TURRENTINE-AGEE        GO
                                                             WILLIAMS
LOST WORLD, THE                          PA812694    1994   DANN GUNN          DETHOM PUBLISHING  VELOCIPEDE                    CH
MAKE YOUR MIND UP                        PA640082    1993   GLOSTER            DETHOM PUBLISHING  DOUGLAS MILLER                GO
                                                             WILLIAMS
NEVER, NEVER, NEVER                      PA812687    1994   DANN GUNN          DETHOM PUBLISHING  VELOCIPEDE                    CH
OLD TIME RELIGION (P.D. ARR)             PA598214    1993   GLOSTER            DETHOM PUBLISHING  COMMITTED (JC VOL 2)          GO
                                                             WILLIAMS
ONE MORE TIME                            PA812690    1994   DANN GUNN          DETHOM PUBLISHING  VELOCIPEDE                    CH
SANE                                     PA812688    1994   DANN GUNN          DETHOM PUBLISHING  VELOCIPEDE                    CH
THIS MATCHLESS LOVE                      PA669956    1993   THEODORE           DETHOM PUBLISHING  EVELYN TURRENTINE-AGEE        GO
                                                             MATLOCK
THIS WAY                                 PA812692    1994   DANN GUNN          DETHOM PUBLISHING  VELOCIPEDE                    CH
WHITER THAN SNOW (P.D. ARR)              PA641457    1993   GLOSTER            DETHOM PUBLISHING  COMMITTED                     GO
                                                             WILLIAMS
WHY NOT NOW                              PA812691    1994   DANN GUNN          DETHOM PUBLISHING  VELOCIPEDE                    CH

             Co-Owned

GOD'S GONNA MAKE IT ALRIGHT              PA736396    1994   DONNIE HARPER      DETHOM/MY          DONALD MALLOY                 GO
 AFTER AWHILE                                                                   DITTY MUSIC
HE'S EVERYTHING I NEED                   PA722181    1994   CARNELL            DETHOM/CARMAC      KIM McFARLAND                 GO
                                                             MURRELL            MUSIC
HIS NAME SHALL ENDURE FOREVER            PA736392    1994   DONNIE HARPER      DETHOM/MY          DONALD MALLOY                 GO
 AFTER AWHILE                                                                   DITTY MUSIC
JOY COMETH IN THE MORNING                PA760716    1995   ROBERT BAXTER      DETHOM/DOMIL       DOUGLAS MILLER                GO
LORD, HAVE YOUR WAY                      PA640080    1993   ROBERT BAXTER      DETHOM/DOMIL       DOUGLAS MILLER                GO
NIGERIAN CHANT (HOLY SPIRIT)             PA736398    1994   DONNIE HARPER      DETHOM/MY          DONALD MALLOY                 GO
 AFTER AWHILE                                                                   DITTY MUSIC
THAT'S JUST LIKE JESUS                   PA760715    1995   DOUGLAS MILLER     DETHOM/DOMIL       DOUGLAS MILLER                GO
USE ME LORD                              PA674812    1993   HENDERSON          DETHOM/SILENT      COMMITTED                     GO
                                                             WILLIAMS           SPRING MUSIC
             LEXICON MUSIC

                Owned

THINK ON THESE THINGS                    PA583745    1992   TONY WILKINS       LEXICON MUSIC      LOS ANGELES MASS CHOIR        GO

               Co-Owned

A LIFE THAT SHOWS (50%)                  PA466810    1990   FRED HAMMOND       LEXICON/PARAGON    COMMISSIONED                  GO
A PRAISE FOR YOU (50%)                   PA445245    1989   HAMMOND/BROOKS     LEXICON/PARAGON    COMMISSIONED                  GO
A PRAYER FOR LOVE                        PA508877    1991   GENE VIALE         LEXICON/B FLAT     GENE VIALE                    GO
                                                                                MUSIC
AT THE CROSS (GC PD ARR)  (50%)          PA375298    1988   LAYTHAN ARMOR      LEXICON/MORAL      VOICES OF LIGHT               GO
BACK IN THE SADDLE (50%)                 PA466806    1990   MICHAEL BROOKS     LEXICON/PARAGON    COMMISSIONED                  GO
BACK TO THE CROSS                        PA466806    1991   WILLIAMS BROTHERS  LEXICON/MELENDO    MELVIN WILLIAMS               GO
BE ENCOURAGED                            PA583751    1992   MONTOUTE/ARMOR/    LEXICON/SHAWN RAI  LOS ANGELES MASS CHOIR        GO
                                                             TAYLOR             ETC
CAN'T HOLD BACK, I (50%)                 PA451683    1989   ARMOR/TAYLOR       LEXICON/MORAL      LOS ANGELES MASS CHOIR        GO
COME AS YOU ARE (33.3%)                  PA583746    1992   ARMOR/BLACK/TAYLOR LEXICON/SHAWN RAI  LOS ANGELES MASS CHOIR        GO
                                                                                ETC
COME TO ME (50%)                         PA462368    1990   ARMOR/FUTREL       LEXICON/MORAL      FUTREL                        GO
CRY NO MORE (25%)                        PA543323    1991   STEWART/JONES      LEXICON/STEWART/   PARKES STEWART                GO
                                                                                PARAGON
DANCE WITH ALL OUR MIGHT                 PA572407    1992   HOWARD/GOSSETT     LEXICON/SONG OF    PATTIE HOWARD                 GO
                                                                                TRIUMPH
DON'T WORRY                              PA445248    1989   STEWART/BRICE      LEXICON/BRICE/     COMMISSIONED                  GO
                                                                                STEWART
EVERY KNEE SHALL BOW                     PA583749    1992   WILKINS/TAYLOR     LEXICON/SHAWN RAI  LOS ANGELES MASS CHOIR        GO
                                                                                ETC
FEAR NO EVIL                             PA518703    1991   WILLIAMS BROTHERS  LEXICON/DALF       MELVIN WILLIAMS               GO
GIVE HIM THE GLORY (50%)                 PA399048    1988   TONY WILKINS       LEXICON/MORAL      LOS ANGELES MASS CHOIR        GO
GLAD I MET YOU                           PA518705    1991   WILLIAMS BROTHERS  LEXICON/LEVARN     MELVIN WILLIAMS               GO
GOD HAS PROMISED                         PA567408    1992   TYRONE DICKERSON   LEXICON/SECRET PUB CHICAGO MASS CHOIR            GO
GOODNESS AND MERCY (50%)                 PA419476    1989   WILKENS/TAYLOR     LEXICON/MORAL      LOS ANGELES MASS CHOIR        GO
                                                                                MUSIC
GRACE (50%)                              PA399049    1988   TONY WILKINS       LEXICON/MORAL      LOS ANGELES MASS CHOIR        GO
                                                                                MUSIC
GREAT HEALER                             PA472409    1992   HOWARD/GOSSETT     LEXICON/SONGS OF   PATTIE HOWARD                 GO
                                                                                TRIUMPH
HE THAT BELIEVETH (P.D. ARR.)            PA598752    1992   JAMES CHAMBERS/    LEXICON/BLACK &    CHICAGO MASS CHOIR            GO
                                                             MARK TAYLOR        WHITE MUSIC
HEART OF MINE (50%)                      PA466809    1990   FRED HAMMOND       LEXICON/PARAGON    COMMISSIONED                  GO
                                                                                MUSIC
HE'LL BE THERE                           PA583743    1992   DONALD TAYLOR      LEXICON/SHAWN RAI  LOS ANGELES MASS CHOIR        GO
                                                                                ETC
HE'LL MAKE A CHANGE (50%)                PA473730    1990   WILKINS/TAYLOR     LEXICON/MORAL      LOS ANGELES MASS CHOIR        GO

                                                      PLATINUM ENTERTAINMENT
                                                             SONG FILE


                    TITLE                C #         YEAR   COMPOSER           PUBLISHER          ARTIST                       CODE
-----------------------------------------------------------------------------------------------------------------------------------


HERE I AM (MORE THAN A CONQUERER)  (50%) PA466814    1990   MICHAEL BROOKS     LEXICON/PARAGON    COMMISSIONED                  GO
HOLD ON UNTIL YOU BLESS ME               PA518650    1990   COLEY/SMITH        LEXICON/COLEY'S    DARYL COLEY                   GO
                                                                                PEN
HOSANNA (33.3%)                          PA583747    1992   MONTOUTE/TAYLOR/   LEXICON/SHAWN RAI  LOS ANGELES MASS CHOIR        GO
                                                             ARMOR              ETC
HOW CAN WE SING (IN A STRANGE LAND) (50%)PA370976    1988   MICHAEL BROOKS     LEXICON/PARAGON    COMMISSIONED                  GO
I CAN'T IMAGINE (25%)                    PA543322    1991   STEWART/JONES      LEXICON/STEWART/   PARKES STEWART                GO
                                                                                PARAGON
I DIED FOR YOU (37.5%)                   PA462370    1990   ARMOR/BATES        LEXICON/MORAL/     FUTREL                        GO
                                                                                PAPER BOY
I FEEL BETTER NOW                        PA518700    1991   WILLIAMS BROTHERS  LEXICON/LEVARN/    MELVIN WILLIAMS               GO
                                                                                PERCY'S TWINS
I MUST TELL JESUS (50%)                  PA419477    1989   WILKENS/TAYLOR     LEXICON/MORAL      LOS ANGELES MASS CHOIR        GO
                                                                                MUSIC
IF MY PEOPLE (50%)                       PA466808    1990   MICHAEL BROOKS     LEXICON/PARAGON    COMMISSIONED                  GO
I'LL REACH, I'LL TELL                    PA572412    1992   REBA RAMBO         LEXICON/NEW        PATTIE HOWARD                 GO
                                                                                KINGDOM MUSIC
I'M GONNA LET MY LOVE FLOW (50%)         PA370977    1988   MICHAEL BROOKS     LEXICON/PARAGON    COMMISSIONED                  GO
IT WAS YOU                               PA466813    1991   KARL REID          LEXICON/KARL REID  COMMISSIONED                  GO
                                                                                MUSIC
I'VE GOT THE VICTORY                     PA462364    1990   DARLENE FUTREL     LEXICON/MORAL      FUTREL                        GO
JESUS CARES (50%)                        PA370988    1988   MICHAEL BROOKS     LEXICON/PARAGON    COMMISSIONED                  GO
JESUS CHRIST SACRIFICED                  PA583744    1992   LANIAR/TAYLOR      LEXICON/SHAWN RAI  LOS ANGELES MASS CHOIR        GO
                                                                                ETC
JESUS IS THE REAL THING                  PA518649    1990   DARYL COLEY        LEXICON/COLEY'S    DARYL COLEY                   GO
                                                                                PEN
JESUS LOVES ME (GC P.D. ARR)  (50%)      PA375300    1988   LAYTHAN ARMOR      LEXICON/MORAL      VOICES OF LIGHT               GO
JESUS NEVER FAILS (50%)                  PA451684    1989   ARMOR/TAYLOR       LEXICON/MORAL      LOS ANGELES MASS CHOIR        GO
JESUS, PRECIOUS KING  (GC PD)  (50%)     PA375287    1988   LAYTHAN ARMOR      LEXICON/MORAL      VOICES OF LIGHT               GO
JUST A CLOSER WALK WITH THEE (PD) (50%)  PA373164    1988   LAYTHAN ARMOR      LEXICON/MORAL      VOICES OF LIGHT               GO
LEANING ON THE EVERLASTING ARMS          PA375295    1988   LAYTHAN ARMOR      LEXICON/MORAL      VOICES OF LIGHT               GO
 (PD) (50%)
LET MY LOVE FLOW (50%)                   PA370977    1988   MICHAEL BROOKS     LEXICON/PARAGON    COMMISSIONED                  GO
LET US BREAK BREAD TOGETHER (PD) (50%)   PA375306    1988   LAYTHAN ARMOR      LEXICON/MORAL      VOICES OF LIGHT               GO
LET'S NOT CRUCIFY HIM AGAIN (50%)        PA445242    1989   MICHAEL BROOKS     LEXICON/PARAGON    COMMISSIONED                  GO
LORD JESUS HELP ME (HELP SOMEBODY)       PA445241    1989   MITCHELL JONES     LEXICON/CARLENE    COMMISSIONED                  GO
                                                                                JONES
LOVE IS JUST WHAT WE NEED                PA508878    1991   RICH LITTLEJOHN    LEXICON/B-FLAT     GENE VIALE                    GO
                                                                                MUSIC
LOVE LIFTED ME (50%)                     PA448938    1989   TONY WILKINS       LEXICON/MORAL      COMMISSIONED                  GO
LOVE ME RIGHT (25%)                      PA543321    1991   STEWART/JONES      LEXICON/STEWART/   PARKES STEWART                GO
                                                                                PARAGON
MAKE A WAY (50%)                         PA451682    1989   JEFF RICHARDSON    LEXICON/MORAL      LOS ANGELES MASS CHOIR        GO
MORE LIKE JESUS                          PA518648    1990   COLEY/ALLEN        LEXICON/COLEY'S    DARYL COLEY                   GO
                                                                                PEN
MORE THAN YOU'LL EVER KNOW (50%)         PA445243    1989   MICHAEL BROOKS     LEXICON/PARAGON    COMMISSIONED                  GO
MOVE RIGHT NOW (50%)                     PA399046    1988   TONY WILKINS       LEXICON/MORAL      LOS ANGELES MASS CHOIR        GO
NEAR THE CROSS (PD) (50%)                PA375296    1988   LAYTHAN ARMOR      LEXICON/MORAL      LOS ANGELES MASS CHOIR        GO
NEVER (25%)                              PA462367    1990   ARMOR/KASHA/HIRSH  LEXICON/MORAL/     FUTREL                        GO
                                                                                SISC/FIRE
NO MORE LONELINESS                       PA466811    1990   JONES/STEWART      LEXICON/JONES/     COMMISSIONED                  GO
                                                                                STEWART
OH GIVE THANKS                           PA598748    1992   LAVELLE LACEY      LEXICON/B-FLAT     CHICAGO MASS CHOIR            GO
                                                                                MUSIC
OH HOW I NEED YOU                        PA518706    1991   WILLIAMS BROTHERS  LEXICON/DALF       MELVIN WILLIAMS               GO
ONLY JESUS WILL (25%)                    PA543325    1991   STEWART/JONES      LEXICON/STEWART/   PARKES STEWART                GO
                                                                                PARAGON
ONLY WHAT YOU DO FOR CHRIST WILL LAST    PA370984    1988   MITCHEL JONES      LEXICON/CARLENE    COMMISSIONED                  GO
                                                                                JONES
ORDINARY JUST WON'T DO                   PA466807    1990   JONES/STEWART      LEXICON/JONES/     COMMISSIONED                  GO
                                                                                STEWART
PASS ME NOT (GC PD ARR)  (50%)           PA373160    1988   LAYTHAN ARMOR      LEXICON/MORAL      VOICES OF LIGHT               GO
                                                                                MUSIC
PEACE BE STILL  (GC PD ARR)  (50%)       PA373161    1988   LAYTHAN ARMOR      LEXICON/MORAL      VOICES OF LIGHT               GO
                                                                                MUSIC
PEACE IN MY HEART                        PA518701    1991   WILLIAMS BROTHERS  LEXICON/LEVARN/    MELVIN WILLIAMS               GO
                                                                                DALF
PERILOUS TIMES (50%)                     PA370987    1988   FRED HAMMOND       LEXICON/PARAGON    COMMISSIONED                  GO
PRAISE THE LORD                          PA583750    1992   ARMOR/TAYLOR/BLACK LEXICON/SHAWN RAI  LOS ANGELES MASS CHOIR        GO
                                                                                ETC
REVIVE US AGAIN  (PD)  (50%)             PA399047    1988   TONY WILKINS       LEXICON/MORAL      LOS ANGELES MASS CHOIR        GO
RISE UP MY CHILD  (50%)                  PA462369    1990   ARMOR/FUTREL       LEXICON/MORAL      FUTREL                        GO
ROMANS 10                                PA518647    1990   COLEY/KEE          LEXICON/COLEY'S    DARYL COLEY                   GO
                                                                                PEN
SAVE ME NOW  (50%)                       PA445249    1989   FRED HAMMOND       LEXICON/PARAGON    COMMISSIONED                  GO
SAY NO                                   PA518704    1991   WILLIAMS BROTHERS  LEXICON/LEVARN/    MELVIN WILLIAMS               GO
                                                                                PERCY'S TWINS
SEE YOU WHEN I GET THERE  (50%)          PA462363    1990   ARMOR/FUTREL       LEXICON/MORAL      FUTREL                        GO
SO GOOD TO KNOW (THE SAVIOR)  (50%)      PA445246    1989   MICHAEL BROOKS     LEXICON/PARAGON    COMMISSIONED                  GO
SPEND SOME TIME  (25%)                   PA543328    1991   STEWART/JONES      LEXICON/STEWART/   STEWART PARKES                GO
                                                                                PARAGON
START ALL OVER  (25%)                    PA543329    1991   STEWART/JONES      LEXICON/STEWART/   STEWART PARKES                GO
                                                                                PARAGON
STRANGE LAND, HOW CAN WE SING  (50%)     PA370976    1988   MICHAEL BROOKS     LEXICON/PARAGON    COMMISSIONED                  GO
SWEET HOUR OF PRAYER  (GC PD)  (50%)     PA375297    1988   LAYTHAN ARMOR      LEXICON/MORAL      VOICES OF LIGHT               GO
TAKE ME HIGHER  (25%)                    PA543326    1991   STEWART/JONES/     LEXICON/STEWART/   PARKES STEWART                GO
                                                             WRIGHT             WRIGHT/PARAGON
TAKE UP YOUR CROSS  (50%)                PA399043    1988   TONY WILKINS       LEXICON/MORAL      LOS ANGELES MASS CHOIR        GO

                                                      PLATINUM ENTERTAINMENT
                                                             SONG FILE


                    TITLE                C #         YEAR   COMPOSER           PUBLISHER          ARTIST                       CODE
-----------------------------------------------------------------------------------------------------------------------------------
TAKE YOUR BURDENS (TO THE LORD)          PA445244    1989   STEWART/WRIGHT     LEXICON/WRIGHT/    COMMISSIONED                  GO
                                                                                STEWART
TEAR YOUR KINGDOM DOWN  (PD)             PA572406    1992   HOWARD/GOSSETT     LEXICON/SONG OF    PATTIE HOWARD                 GO
                                                                                TRIUMPH
THAT'S WHAT YOU'VE DONE FOR ME           PA518646    1990   DARYL COLEY        LEXICON/COLEY'S    DARYL COLEY                   GO
                                                                                PEN
THE GOOD LIFE                            PA572411    1992   HOWARD/GOSSETT     LEXICON/SONG OF    PATTIE HOWARD                 GO
                                                                                TRIUMPH
THE LORD IS HOLY (BLESS YE THE LORD)     PA399044    1989   WILKINS/TAYLOR     LEXICON/MORAL      LOS ANGELES MASS CHOIR        GO
THE LORD'S NAME IS TO BE PRAISED         PA518645    1990   DARYL COLEY        LEXICON/COLEY'S    DARYL COLEY                   GO
                                                                                PEN
THE VISION                               PA572405    1992   PATTIE HOWARD      LEXICON/SONG OF    PATTIE HOWARD                 GO
                                                                                TRIUMPH
THERE IS A FOUNTAIN FILLED  (PD)  (50%)  PA373163    1988   LAYTHAN ARMOR      LEXICON/MORAL      VOICES OF LIGHT               GO
THERE'S NO EXCUSE  (50%)                 PA466812    1990   MICHAEL BROOKS     LEXICON/PARAGON    COMMISSIONED                  GO
TO EACH HIS OWN  (50%)                   PA543324    1991   STEWART/WRIGHT     LEXICON/STEWART/   PARKES STEWART                GO
                                                                                WRIGHT
TRUE LOVE  (25%)                         PA543327    1991   STEWART/JONES      LEXICON/STEWART/   STEWART PARKES                GO
                                                                                PARAGON
TRY LOVE AGAIN                           PA572410    1992   ALAN GLASS         LEXICON MUSIC/BMG  PATTIE HOWARD                 GO
USE ME                                   PA572408    1992   HOWARD/LANIER      LEXICON/SONG OF    PATTIE HOWARD                 GO
                                                                                TRIUMPH
WAITING TO HEAR FROM YOU  (50%)          PA445247    1989   MICHAEL BROOKS     LEXICON/PARAGON    COMMISSIONED                  GO
WATCH THEM DOGS                          PA518702    1991   WILLIAMS BROTHERS  LEXICON/LEVARN     MELVIN WILLIAMS               GO
WE'LL UNDERSTAND IT BETTER  BY & BY      PA373162    1988   LAYTHAN ARMOR      LEXICON/MORAL      VOICES OF LIGHT               GO
(PD)  (50%)WHAT A FELLOWSHIP  (PD)       PA573748    1992   WILKINS/TAYLOR/    LEXICON/SHAWN RAI  LOS ANGELES MASS CHOIR        GO
                                                             ARMOR              ETC
WHAT WILL YOU SAY?                       PA370985    1988   FRED HAMMOND       LEXICON/PARAGON    COMMISSIONED                  GO
WHAT WOULD YOU DO  (50%)                 PA462366    1990   ARMOR/FUTREL       LEXICON/MORAL      FUTREL                        GO
WHEN JESUS SINGS  (50%)                  PA370986    1988   FRED HAMMOND       LEXICON/PARAGON    COMMISSIONED                  GO
WILL YOU BE READY  (50%)                 PA445240    1989   MICHAEL BROOKS     LEXICON/PARAGON    COMMISSIONED                  GO
WORTH THE WAIT  (50%)                    PA462365    1990   ARMOR/FUTREL       LEXICON/MORAL      FUTREL                        GO
YOU BLESSED ME STILL                     PA809463    1991   WILLIAMS BROTHERS  LEXICON/MELENDO    MELVIN WILLIAMS               GO
YOU BROUGHT ME OUT                       PA451680    1989   TAYLOR/LEWIS       LEXICON/MORAL      LOS ANGELES MASS CHOIR        GO
YOU CAN DEPEND ON JESUS                  PA370978    1988   STEWART/BRICE      LEXICON/WENDY      COMMISSIONED                  GO
                                                                                STEWART
YOU KEEP ON BLESSING ME  (50%)           PA370975    1988   MICHAEL BROOKS     LEXICON/PARAGON    COMMISSIONED                  GO

             LIBRIS MUSIC

                Owned

I'VE FOUND GOD                           PA572462    1992   HENRY McKENZIE     LIBRIS MUSIC       WAR ON SIN                    GO
                                                             DAVIS
I'VE GOT THE JOY (PD ARR)                PA584895    1992   WILLIAMS/BALL      LIBRIS MUSIC       BEAU WILLIAMS                 GO
THAT'S THE KIND OF GOD THAT I SERVE      PA584894    1992   WILLIAMS/BALL      LIBRIS MUSIC       BEAU WILLIAMS                 GO
(PD ARR)

               Co-Owned

ALL RIGHT                                PA523742    1991   KURT CARR          LIBRIS/CARTUNES    KURT CARR                     GO
AMAZING                                  PA379151    1988   SONG/HARRIS        LIBRIS/KHARI       KINGDOM                       GO
AS ONE                                   PA379155    1988   SONG/HARRIS        LIBRIS/KHARI       KINGDOM                       GO
BACK WHERE YOU BELONG                    PA567381    1992   ARVIS STRICKLING   LIBRIS/BLACK &     ARVIS STRICKLING-JONES        GO
                                                             -JONES             WHITE IVORY
CAUGHT UP                                PA543337    1991   TIMOTHY McGHEE     LIBRIS/BLACK &     CHICAGO MASS CHOIR            GO
                                                                                WHITE IVORY
COME HOME                                PA539549    1991   KURT CARR          LIBRIS/CARTUNES    KURT CARR                     GO
COME LET US WORSHIP                      PA539550    1991   KURT CARR          LIBRIS/CARTUNES    KURT CARR                     GO
DON'T BE AFRAID                          PA379153    1988   RAHNI SONG         LIBRIS/KHARI       KINGDOM                       GO
DON'T COMPLAIN ABOUT YOUR PROBLEMS       PA506614    1991   ARVIS STRICKLING   LIBRIS/BLACK &     ARVIS STRICKLING-JONES        GO
                                                             -JONES             WHITE IVORY
EVEN ME (PD)                             PA543341    1991   DAVID BROCK        LIBRIS/BLACK &     CHICAGO MASS CHOIR            GO
                                                                                WHITE IVORY
EVERY TIME I FEEL THE SPIRIT (P.D.)      PA520772    1991   WILLIAMS/ARMOR     LIBRIS/WILLIAMS/   BEAU WILLIAMS                 GO
 (50%)                                                                          LEIGHARM
EVERYBODY LET'S PRAISE THE LORD          PA543336    1991   PERCY GRAY         LIBRIS/BLACK &     CHICAGO MASS CHOIR            GO
                                                                                WHITE IVORY
FROM THE INSIDE OUT                      PA506617    1991   ARVIS STRICKLING   LIBRIS/BLACK &     ARVIS STRICKLING-JONES        GO
                                                             -JONES             WHITE IVORY
FULLY COMMITTED                          PA379149    1988   RAHNI SONG         LIBRIS/KHARI       KINGDOM                       GO
GLAD I FOUND YOUR LOVE                   PA584896    1992   GIVENS/TURNER      LIBRIS/BEAU/       BEAU WILLIAMS                 GO
                                                                                GIVENSGOOD/CHOC
GOD HAS BEEN SO GOOD TO ME               PA598751    1992   P. GRAY/J. GRAY    LIBRIS/BLACK &     CHICAGO MASS CHOIR            GO
                                                                                WHITE IVORY
GOD IS REAL TO ME                        PA567404    1992   PERCY GRAY         LIBRIS/BLACK &     CHICAGO MASS CHOIR            GO
                                                                                WHITE IVORY
GOD'S GOT IT                             PA543315    1991   ISAIAH HEYWARD     LIBRIS/BLACK &     WANDA NERO BUTLER             GO
                                                                                WHITE IVORY
GOD'S GOT THE POWER                      PA543339    1991   LAVELLE LACY       LIBRIS/BLACK &     CHICAGO MASS CHOIR            GO
                                                                                WHITE IVORY
GREAT AND MARVELOUS                      PA543312    1991   JEREMIAH NERO      LIBRIS/BLACK &     WANDA NERO BUTLER             GO
                                                                                WHITE IVORY
HAVE THINE OWN WAY                       PA543313    1991   ISAIAH HEYWARD     LIBRIS/BLACK &     PATTIE HOWARD                 GO
                                                                                WHITE IVORY
HE IS MINE                               PA567405    1992   MARK TAYLOR        LIBRIS/BLACK &     CHICAGO MASS CHOIR            GO
                                                                                WHITE IVORY
HE SHALL HEAR MY VOICE                   PA506619    1991   ARVIS STRICKLING   LIBRIS/BLACK &     ARVIS STRICKLING-JONES        GO
                                                             -JONES             WHITE IVORY

                                                      PLATINUM ENTERTAINMENT
                                                             SONG FILE


                    TITLE                C #         YEAR   COMPOSER           PUBLISHER          ARTIST                       CODE
-----------------------------------------------------------------------------------------------------------------------------------
HEART OF MY SOUL                         PA539548    1991   KURT CARR          LIBRIS/CARTUNES    KURT CARR                    GO
HE'S COMING BACK                         PA567410    1992   ROSE HARPER        LIBRIS/BLACK &     CHICAGO MASS CHOIR           GO
                                                                                WHITE IVORY
HE'S THE LOVER OF MY SOUL                PA543340    1991   ABE COOK           LIBRIS/BLACK &     CHICAGO MASS CHOIR           GO
                                                                                WHITE IVORY
HIGHER                                   PA379148    1988   RAHNI SONG         LIBRIS/KHARI       KINGDOM                      GO
HOLY, HOLY, HOLY (PD)                    PA539551    1991   KURT CARR          LIBRIS/CARTUNES    KURT CARR                    GO
I AM PRAYING FOR YOU                     PA567385    1992   ARVIS STRICKLING-  LIBRIS/BLACK &     ARVIS STRICKLING-JONES       GO
                                                             JONES              WHITE IVORY
I AM WITNESS                             PA520776    1988   BEAU WILLAMS       LIBRIS/WILLIAMS    BEAU WILLAMS                 GO
I CAN FEEL HIS SPIRIT                    PA567411    1992   ARVIS STRICKLING-  LIBRIS/BLACK &     ARVIS STRICKLING-JONES       GO
                                                             JONES              WHITE IVORY
I CAN GO TO THE ROCK                     PA567407    1992   PERCY GRAY         LIBRIS/BLACK &     CHICAGO MASS CHOIR           GO
                                                                                WHITE IVORY
I THANK GOD                              PA591354    1992   CHRIS GRAY         LIBRIS/CHRIS       NORTH CAROLINA MASS CHOIR    GO
                                                                                GRAY MUSIC
I WANT TO WALK LIKE JESUS (50%)          PA520773    1990   WILLIAMS/ARMOR     LIBRIS/WILLIAMS/   BEAU WILLIAMS                GO
                                                                                LEIGHARM
I WILL BE ALRIGHT                        PA506622    1991   ARVIS STRICKLING-  LIBRIS/BLACK &     ARVIS STRICKLING-JONES       GO
                                                             JONES              WHITE IVORY
I'M GOING HOME                           PA598755    1992   PERCY GRAY         LIBRIS/BLACK &     COMMISSIONED                 GO
                                                                                WHITE IVORY
I'M NOT ASHAMED                          PA539547    1991   KURT CARR          LIBRIS/CARTUNES    KURT CARR                    GO
I'M SAVED                                PA506620    1991   ARVIS STRICKLING-  LIBRIS/BLACK &     ARVIS STRICKLING-JONES       GO
                                                             JONES              WHITE IVORY
I'M WAITING                              PA567384    1992   ARVIS STRICKLING-  LIBRIS/BLACK &     ARVIS STRICKLING-JONES       GO
                                                             JONES              WHITE IVORY
IN JESUS' NAME                           PA506615    1990   ARVIS STRICKLING-  LIBRIS/BLACK &     ARVIS STRICKLING-JONES       GO
                                                             JONES              WHITE IVORY
IN THE MIDNIGHT HOUR                     PA567387    1991   ARVIS STRICKLING-  LIBRIS/BLACK &     ARVIS STRICKLING-JONES       GO
                                                             JONES              WHITE IVORY
IT IS WELL WITH MY SOUL (PD) (50%)       PA520771    1992   WILLIAMS/ARMOR     LIBRIS/WILLIAMS/   BEAU WILLIAMS                GO
                                                                                LEIGHARM
IT'S A GOOD THING                        PA567386    1990   ARVIS STRICKLING-  LIBRIS/BLACK &     ARVIS STRICKLING-JONES       GO
                                                             JONES              WHITE IVORY
I'VE LEARNED TO TRUST                    PA567383    1992   ARVIS STRICKLING-  LIBRIS/BLACK &     ARVIS STRICKLING-JONES       GO
                                                             JONES              WHITE IVORY
JESUS IS COMING                          PA591356    1992   GRAY/HILL          LIBRIS/CHRIS       NORTH CAROLINA MASS CHOIR    GO
                                                                                GRAY MUSIC
JESUS IS LORD                            PA598749    1992   KENNETH CAMPBELL   LIBRIS/BLACK &     CHICAGO MASS CHOIR           GO
                                                                                WHITE IVORY
JESUS UNDERSTANDS                        PA543314    1991   BUTLER/SEALS       LIBRIS/BLACK &     WANDA NERO BUTLER            GO
                                                                                WHITE IVORY
JESUS, I LOVE YOU                        PA591357    1992   GRAY/GRAY          LIBRIS/CHRIS       NORTH CAROLINA MASS CHOIR    GO
                                                                                GRAY MUSIC
JESUS, I LOVE YOU SO                     PA584893    1992   MONTY JACKSON      LIBRIS/BEAU        BEAU WILLIAMS                GO
                                                                                WILLIAMS/MIGHTY
JUST A MOMENT                            PA584892    1992   BEAU WILLIAMS      LIBRIS/BEAU        BEAU WILLIAMS                GO
                                                                                WILLIAMS MUSIC
JUST AS SOON AS I GET THERE              PA598756    1992   PERCY GRAY         LIBRIS/BLACK &     CHICAGO MASS CHOIR           GO
                                                                                WHITE IVORY
JUST WHEN I NEEDED HIM MOST (PD ARR)     PA543318    1991   VICTOR BEAUCHAMP   LIBRIS/BLACK &     CHICAGO MASS CHOIR           GO
                                                                                WHITE IVORY
KING'S KIDS                              PA379152    1988   RAHNI SONG         LIBRIS/KHARI       KINGDOM                      GO
LET THE PEOPLE PRAISE THEE               PA567380    1992   ARVIS STRICKLING-  LIBRIS/BLACK &     ARVIS STRICKLING-JONES       GO
                                                             JONES              WHITE IVORY
LOOK UP                                  PA567379    1992   ARVIS STRICKLING-  LIBRIS/BLACK &     ARVIS STRICKLING-JONES       GO
                                                             JONES              WHITE IVORY
LORD MAKE ME A VESSEL                    PA598754    1992   MARVIN WOOTEN      LIBRIS/BLACK &     CHICAGO MASS CHOIR           GO
                                                                                WHITE IVORY
LOVER OF MY SOUL                         PA543338    1991   BRENDA MOORE       LIBRIS/BLACK &     CHICAGO MASS CHOIR           GO
                                                                                WHITE IVORY
MY HEART NEEDS TO KNOW                   PA414987    1989   BEAU WILLIAMS      LIBRIS/BEAU        BEAU WILLIAMS                GO
                                                                                WILLIAMS
NEVERTHELESS                             PA379154    1988   SONG/WHITE         LIBRIS/KHARI       KINGDOM                      GO
NOT ALONE                                PA379150    1988   RAHNI SONG         LIBRIS/KHARI       KINGDOM                      GO
PEACE IN THE MIDST OF YOUR STORM         PA539546    1991   KURT CARR          LIBRIS/CARTUNES    KURT CARR                    GO
PEACE, JOY & HAPPINESS                   PA414988    1989   BEAU WILLIAMS      LIBRIS/BEAU        BEAU WILLIAMS                GO
                                                                                WILLIAMS
RIGHT NOW                                PA543343    1991   BISHOP J C WHITE   LIBRIS/BLACK &     CHICAGO MASS CHOIR           GO
                                                                                WHITE IVORY
SEND THE HOLY GHOST                      PA539545    1991   KURT CARR          LIBRIS/CARTUNES    KURT CARR                    GO
SHOW ME THE WAY  (80%)                   PA520775    1991   WILLIAMS/ARMOR/    LIBRIS/WILLIAMS    BEAU WILLIAMS                GO
                                                             GOUCHE
TELL JESUS                               PA543342    1991   BRENDA MOORE       LIBRIS/BLACK &     CHICAGO MASS CHOIR           GO
                                                                                WHITE IVORY
TELL JESUS                               PA591355    1992   CHRIS GRAY         LIBRIS/CHRIS       NORTH CAROLINA MASS CHOIR    GO
                                                                                GRAY MUSIC
TESTIMONY                                PA598757    1992   WILLIE ROGERS      LIBRIS/BLACK &     CHICAGO MASS CHOIR           GO
                                                                                WHITE IVORY
THANK YOU JESUS  (50%)                   PA471948    1990   ARMOR/WILLIAMS     LIBRIS/WILLIAMS/   BEAU WILLIAMS                GO
                                                                                MORAL
TOO CLOSE                                PA543316    1991   ALEX BRADFORD      LIBRIS/BLACK &     CHICAGO MASS CHOIR           GO
                                                                                WHITE IVORY
UP ABOVE THE CLOUDS                      PA543317    1991   RICK WATSON        LIBRIS/BLACK &     CHICAGO MASS CHOIR           GO
                                                                                WHITE IVORY
VICTORY IN PRAISING GOD                  PA598750    1992   BRENDA MOORE       LIBRIS/BLACK &     CHICAGO MASS CHOIR           GO
                                                                                WHITE IVORY
WAITING ON GOD                           PA567406    1992   WILLIE ROGER       LIBRIS/BLACK &     CHICAGO MASS CHOIR           GO
                                                                                WHITE IVORY
WAY OF A CHRISTIAN, THE                  PA506621    1991   ARVIS STRICKLING-  LIBRIS/BLACK &     ARVIS STRICKLING-JONES       GO
                                                             JONES              WHITE IVORY
WE GOTTA TELL                            PA520774    1991   BEAU WILLIAMS      LIBRIS/WILLIAMS    BEAU WILLIAMS                GO
WE'RE GONNA HAVE A GOOD TIME             PA506618    1991   ARVIS STRICKLING-  LIBRIS/BLACK &     ARVIS STRICKLING-JONES       GO
                                                             JONES              WHITE IVORY
WHAT WILL YOU DO                         PA506616    1991   ARVIS STRICKLING-  LIBRIS/BLACK &     ARVIS STRICKLING-JONES       GO
                                                             JONES              WHITE IVORY
WHEN THE PRAISES GO UP                   PA598753    1992   BRYANT JONES       LIBRIS/BLACK &     CHICAGO MASS CHOIR           GO
                                                                                WHITE IVORY
WONDERFUL, MARVELOUS                     PA567409    1992   BRENDA MOORE       LIBRIS/BLACK &     CHICAGO MASS CHOIR           GO
                                                                                WHITE IVORY
YOU'VE BEEN BLESSING ME                  PA567382    1992   ARVIS STRICKLING-  LIBRIS/BLACK &     ARVIS STRICKLING-JONES       GO
                                                             JONES              WHITE IVORY
YOU'VE GOT TO STAND                      PA543319    1991   ARVIS STRICKLING-  LIBRIS/BLACK &     ARVIS STRICKLING-JONES       GO
                                                             JONES              WHITE IVORY

                                                      PLATINUM ENTERTAINMENT
                                                             SONG FILE


                    TITLE                C #         YEAR   COMPOSER           PUBLISHER          ARTIST                       CODE
-----------------------------------------------------------------------------------------------------------------------------------

                LUMINAR MUSIC

                   Owned

AFRICAN PRAISE (HOLY, HOLY)              PA445319    1989   DONNIE HARPER      LUMINAR MUSIC      NEW JERSEY MASS CHOIR        GO
DELIVERANCE                              PA455314    1989   DONNIE HARPER      LUMINAR MUSIC      NEW JERSEY MASS CHOIR        GO
HEROS                                    PA445317    1989   DONNIE HARPER      LUMINAR MUSIC      NEW JERSEY MASS CHOIR        GO
HE'S WORTHY                              PA367093    1988   DONNIE HARPER      LUMINAR MUSIC      NEW JERSEY MASS CHOIR        GO
HIS EYE IS ON THE SPARROW (PD)           PA478082    1990   GLOSTER WILLIAMS   LUMINAR MUSIC      HEAVEN SENT                  GO
HOLD UP THE LIGHT                        PA367097    1988   DONNIE HARPER      LUMINAR MUSIC      NEW JERSEY MASS CHOIR        GO
HOLY SPIRIT                              PA367095    1988   DONNIE HARPER      LUMINAR MUSIC      NEW JERSEY MASS CHOIR        GO
I WILL SING HALLELUJAH                   PA445313    1989   DONNIE HARPER      LUMINAR MUSIC      NEW JERSEY MASS CHOIR        GO
LET JESUS LEAD YOU                       PA367098    1988   DONNIE HARPER      LUMINAR MUSIC      NEW JERSEY MASS CHOIR        GO
NO WAY                                   PA367107    1988   GLOSTER WILLIAMS   LUMINAR MUSIC      THE NEW KING JAMES VERSION   GO
O THE BLOOD                              PA367092    1988   DONNIE HARPER      LUMINAR MUSIC      NEW JERSEY MASS CHOIR        GO
OH BLESS THE NAME                        PA445315    1989   DONNIE HARPER      LUMINAR MUSIC      NEW JERSEY MASS CHOIR        GO
REDEEMED                                 PA367099    1988   DONNIE HARPER      LUMINAR MUSIC      NEW JERSEY MASS CHOIR        GO
THERE IS NO FAILURE IN GOD               PA445318    1989   DONNIE HARPER      LUMINAR MUSIC      NEW JERSEY MASS CHOIR        GO
THESE ARE THE PROMISES                   PA445320    1989   DONNIE HARPER      LUMINAR MUSIC      NEW JERSEY MASS CHOIR        GO
THIS JOY                                 PA367108    1988   WILLIAMS/BADY      LUMINAR MUSIC      THE NEW KING JAMES VERSION   GO
WHAT WOULD I DO (WITHOUT THE LORD)       PA367094    1988   DONNIE HARPER      LUMINAR MUSIC      NEW JERSEY MASS CHOIR        GO
YES THERE IS AN ANSWER                   PA445316    1989   DONNIE HARPER      LUMINAR MUSIC      NEW JERSEY MASS CHOIR        GO
YOU CAN CALL GOD                         PA445312    1989   DONNIE HARPER      LUMINAR MUSIC      NEW JERSEY MASS CHOIR        GO
YOUR CHANGE WILL COME                    PA367100    1988   DONNIE HARPER      LUMINAR MUSIC      NEW JERSEY MASS CHOIR        GO

                  Co-Owned

AT THE CROSS (PD ARR)                    PA572471    1991   GLOSTER WILLIAMS   LUMINAR/GLOSSIAM   AS ONE                       GO
CALL HIM UP                              PA567403    1992   LAVELLE LACY       LUMINAR/B-FLAT     CHICAGO MASS CHOIR           GO
                                                                                MUSIC
GIVE IT TO ME                            PA572470    1991   GLOSTER WILLIAMS   LUMINAR/GLOSSIAM   AS ONE                       GO
GOD CAN DO ANYTHING (50%)                PA3670996   1988   DONNIE HARPER      LUMINAR/LEIGHARM   NEW JERSEY MASS CHOIR        GO
GOD WILL TAKE CARE OF YOU (P.D. ARR)     PA574474    1991   BATTLE/WILLIAMS    LUMINAR/GLOSSIAM/  AS ONE                       GO
                                                                                PEACE-O-MIND MUSIC
IN HIS HANDS                             PA572460    1992   GLOSTER WILLIAMS   LUMINAR/GLOSSIUM   WAR ON SIN                   GO
NEVER ALONE (PD ARR)                     PA572473    1991   GLOSTER WILLIAMS   LUMINAR/GLOSSIAM/  AS ONE                       GO
                                                                                HERMANDO
NOTHING BUT THE BLOOD (PD ARR)           PA572472    1991   GLOSTER WILLIAMS   LUMINAR/GLOSSIAM   AS ONE                       GO
WALK IN THE LIGHT  (PD)                  PA572461    1992   GLOSTER WILLIAMS   LUMINAR/GLOSSIUM   WAR ON SIN                   GO

              JOHN JUAN MUSIC

                   Owned

CUSTOM-MADE                              PA812006    1997   MICHAEL/HARRIS     JOHN JUAN MUSIC                                 CR
I BELIEVE                                PA814401    1997   DONAHUE/BARTLEY    JOHN JUAN MUSIC                                 CR
                  Co-Owned

FINISHING TOUCH (50)                     PA860077    1997   JODY HARRIS/KEN    JOHN JUAN MUSIC/                                CR
                                                             MCGOVERN           SACK FULL OF SONGS
HERE'S THE DEAL (50)                     863862      1997   JODY HARRIS/BOBBY  JOHN JUAN MUSIC                                 CR
                                                             TAYLOR
IT'S ALL THE SAME TO ME  (50)            PA853411    1997   JERRY LASETER/KARI JOHN JUAN MUSIC/                                CR
                                                             K. PHILIPS         DON'T TELL MAMA MUSIC/
                                                                                API MUSIC
SHE'S PLAYIN' HARD TO FORGET(66.6)       PA812011    1997   MICHAEL/DONAHUE/   JOHN JUAN MUSIC                                 CR
                                                             WILLIAMS
             VICTORIA KAY MUSIC

                   Owned

EVERY TIME I FEEL MY HEART BREAK         PA812390    1997   CLARK/HUFFMAN/KEES VICTORIA KAY MUSIC                              CR

                                                      PLATINUM ENTERTAINMENT
                                                             SONG FILE


                    TITLE                C #         YEAR   COMPOSER           PUBLISHER          ARTIST                       CODE
-----------------------------------------------------------------------------------------------------------------------------------


                  Co-Owned

LAST LOVE IN THIS TOWN (33.3)            PA863107    1997   DON ELLIS/BILLY    VICTORIA KAY MUSIC                              CR
                                                             MONTANA/STEVE
                                                             DEAN
NATURAL BORN LOSER                       PA811958    1997   STEVE LEWIS CLARK  VICTORIA KAY MUSIC                              CR

          JAMBOX MUSIC PUBLISHING

                   Owned

BEST FRIEND                              PA861278    1997   LEFT OUT           JAMBOX             LEFT OUT                     CH
CHEWING ON HATE                          PA836251    1997   SITUATION TABOO    JAMBOX             SITUATION TABOO              CH
CLIQUE ROCK                              PA861283    1997   BRIAN GRAY/JAKE    JAMBOX             LEFT OUT                     CH
                                                             LANDRAU
DEAD HORSE GRIN                          PA836245    1997   CHRIS COLBERT/     JAMBOX             DURALUXE                     CH
                                                             NATHAN PELLEGRIN
DURA-LUX                                 PA836250    1997   CHRIS COLBERT      JAMBOX             DURALUXE                     CH
FEED US                                  PA861285    1997   BRIAN GRAY/JAKE    JAMBOX             LEFT OUT                     CH
                                                             LANDRAU
HANDICAP SONG                            PA861277    1997   BRIAN GRAY/JAKE    JAMBOX             LEFT OUT                     CH
                                                             LANDRAU
I REALLY DON'T LIKE IT                   PA836246    1997   MIKE HOLT/THE      JAMBOX             THE HUNTINGTONS              CH
                                                             HUNTINGTONS
J.I.S.                                   PA836247    1997   ONE 21             JAMBOX             ONE 21                       CH
MAKE IT HAPPEN                           PA861287    1997   BRYAN GRAY/JAKE    JAMBOX             LEFT OUT                     CH
                                                             LANDRAU
PRIDE KILLS                              PA861279    1997   BRYAN GRAY/JAKE    JAMBOX             LEFT OUT                     CH
                                                             LANDRAU
SUBSTANCE                                PA861282    1997   BRIAN GRAY/JAKE    JAMBOX             LEFT OUT                     CH
                                                             LANDRAU
TWO GIRLS AND A GUY                      PA836248    1997   BRIAN GREY         JAMBOX             LEFT OUT                     CH
VERBAL HOMICIDE                          PA861280    1997   BRIAN GRAY/JAKE    JAMBOX             LEFT OUT                     CH
                                                             LANDRAU
WHAT I WOULDN'T DO FOR YOU IF I WERE YOU PA861284    1997   BRIAN GRAY/JAKE    JAMBOX             LEFT OUT                     CH
                                                             LANDRAU
WHEN WE ARE TOGETHER                     PA861281    1997   BRIAN GRAY/JAKE    JAMBOX             LEFT OUT                     CH
                                                             LANDRAU
WHEN YOU ASSUME                          PA861286    1997   BRIAN GRAY/JAKE    JAMBOX             LEFT OUT                     CH
                                                             LANDRAU
YOU'RE SPECIAL TO ME                     PA836249    1997   GRESHAM/HOLBROOK/  JAMBOX             JOE CHRISTMAS                CH
                                                             WEAVER
                  Co-Owned

YOU HAVE MY HEART(15%)                   PA836302    1997   HAMMOND/           JAMBEAUX/TAMMY B   TAMMY TRENT                  CH
                                                             RUTHERFORD/        MUSIC/PARAGON
                                                             TRENT              MUSIC CORP./
                                                                                SCA MUSIC

                SONIC CHAOS

                   Owned

AGONY                                    PA849074    1995   ALBERT/MARTELLO    SONIC CHAOS        ARGYLE PARK                  CH
ANGRY SON                                PA812788    1996   SHAFFER/WOHLFIELD/ SONIC CHAOS        SIX FEET DEEP                CH
                                                             SIMMONS/PORTER
APATHETIC                                PA856318    1997   SIX FEET DEEP      SONIC CHAOS        SIX FEET DEEP                CH
ASTRONAUT                                PA812749    1995   TAYLOR/DODDS/      SONIC CHAOS        LOVE COMA                    CH
                                                             DUNCAN/MATTINGLY
BANANA                                   PA788414    1993   MORA/RATHBUN/      SONIC CHAOS        HOT PINK TURTLE              CH
                                                             TYLER/CLEEM
BETWEEN HE AND SHE                       PA812755    1995   TAYLOR/DODDS/      SONIC CHAOS        LOVE COMA                    CH
                                                             DUNCAN/MATTINGLY
BOY AND HIS BOAT, A                      PA788413    1993   MORA/RATHBUN/      SONIC CHAOS        HOT PINK TURTLE              CH
                                                             TYLER/CLEEM
BROKEN TREE                              PA856313    1997   SIX FEET DEEP      SONIC CHAOS        SIX FEET DEEP                CH
BURDEN'S FOLLY, A                        PA849077    1995   ALBERT/MARTELLO    SONIC CHAOS        ARGYLE PARK                  CH
CIRCLE                                   PA849078    1995   SCOTT ALBERT       SONIC CHAOS        ARGYLE PARK                  CH
CONDEMNATION                             PA812784    1994   SHAFFER/WOHLFIELD/ SONIC CHAOS        SIX FEET DEEP                CH
                                                             SIMMONS/PORTER
CONGRUENT                                PA856321    1997   SIX FEET DEEP      SONIC CHAOS        SIX FEET DEEP                CH
DIE TO THE FLESH                         PA812798    1995   RANDY ROSE         SONIC CHAOS        ROSE                         CH
DIESEL                                   PA849081    1995   SCOTT ALBERT       SONIC CHAOS        ARGYLE PARK                  CH
DIMENTIA                                 PA833051    1993   BACHMAN/DAUB/      SONIC CHAOS        BELIEVER                     CH
                                                             WINTERS/MANN
DO YOU KNOW MY NAME?                     PA812797    1995   RANDY ROSE         SONIC CHAOS        ROSE                         CH
ENTERTAINMENT TONIGHT                    PA812746    1995   TAYLOR/DODDS/      SONIC CHAOS        LOVE COMA                    CH
                                                             DUNCAN/MATTINGLY
FADE AWAY                                PA812796    1995   RANDY ROSE         SONIC CHAOS        ROSE                         CH
FLOURESCENT FUNK                         PA788410    1993   MORA/RATHBUN/      SONIC CHAOS        HOT PINK TURTLE              CH
                                                             TYLER/CLEEM
FRONT                                    PA812787    1994   SHAFFER/WOHLFIELD/ SONIC CHAOS        SIX FEET DEEP                CH
                                                             SIMMONS/PORTER
FUTILE                                   PA849075    1995   SCOTT ALBERT       SONIC CHAOS        CIRCLE OF DUST               CH
FUTURE MIND                              PA833050    1993   BACHMAN/DAUB/      SONIC CHAOS        BELIEVER                     CH
                                                             WINTERS

                                                      PLATINUM ENTERTAINMENT
                                                             SONG FILE


                    TITLE                C #         YEAR   COMPOSER           PUBLISHER          ARTIST                       CODE
-----------------------------------------------------------------------------------------------------------------------------------
GONE                                     PA833053    1993   BACHMAN/DAUB       SONIC CHAOS        BELIEVER                       CH
                                                             /WINTERS
GRASS                                    PA812795    1995   RANDY ROSE         SONIC CHAOS        ROSE                           CH
GUNTISTHA GARDEN                         PA788416    1993   MORA/RATHBUN/      SONIC CHAOS        HOT PINK TURTLE                CH
                                                             TYLER/CLEEM
GUTTERBOY                                PA849082    1995   MARTELLO/ALBERT    SONIC CHAOS        ARGYLE PARK                    CH
HAEMORRHAGE OF HATRED                    PA812770    1994   SHERLOCK/DE RON/   SONIC CHAOS        PARAMAECIUM                    CH
                                                             THOMPKINS
HEADSCREW                                PA849073    1995   MARTELLO/ALBERT    SONIC CHAOS        ARGYLE PARK                    CH
HIDEOUS                                  PA788409    1993   MORA/RATHBUN/      SONIC CHAOS        HOT PINK TURTLE                CH
                                                             TYLER/CLEEM
HOMELESS                                 PA812781    1994   SHAFFER/WOHLFIELD/ SONIC CHAOS        SIX FEET DEEP                  CH
                                                             SIMMONS/PORTER
IN HAIR BRAIN                            PA788415    1993   MORA/RATHBUN/TYLER SONIC CHAOS        HOT PINK TURTLE                CH
                                                             /CLEEM
INJUDICIAL                               PA812771    1994   SHERLOCK/DE RON/   SONIC CHAOS        PARAMAECIUM                    CH
                                                             TOMPKINS
INTO THE UNKNOWN                         PA812794    1995   RANDY ROSE         SONIC CHAOS        ROSE                           CH
JIGSAW MAN                               PA812750    1995   TAYLOR/DODDS/      SONIC CHAOS        LOVE COMA                      CH
                                                             DUNCAN/MATTINGLY
KILL MY INSPIRATION                      PA812753    1995   TAYLOR/DODDS/      SONIC CHAOS        LOVE COMA                      CH
                                                             DUNCAN/MATTINGLY
KILLING, THE                             PA812772    1994   SHERLOCK/DE RON/   SONIC CHAOS        PARAMAECIUM                    CH
                                                             TOMPKINS
LAND OF THE BLIND                        PA812780    1994   SHAFFER/WOHLFIELD/ SONIC CHAOS        SIX FEET DEEP                  CH
                                                             SIMMONS/PORTER
LIL' GROOVE, A                           PA788412    1993   MORA/RATHBUN/      SONIC CHAOS        HOT PINK TURTLE                CH
                                                             TYLER/CLEEM
MEANINGLESS                              PA856314    1997   SIX FEET DEEP      SONIC CHAOS        SIX FEET DEEP                  CH
MISANTHROPE                              PA849083    1995   MARTELLO/ALBERT    SONIC CHAOS        ARGYLE PARK                    CH
MORE IN SORROW                           PA856316    1997   SIX FEET DEEP      SONIC CHAOS        SIX FEET DEEP                  CH
MYISCI                                   PA788411    1993   MORA/RATHBUN/      SONIC CHAOS        HOT PINK TURTLE                CH
                                                             TYLER/CLEEM
NARROW                                   PA856317    1997   SIX FEET DEEP      SONIC CHAOS        SIX FEET DEEP                  CH
NEMESIS                                  PA812783    1994   SHAFFER/WOHLFIELD/ SONIC CHAOS        SIX FEET DEEP                  CH
                                                             SIMMONS/PORTER
NO APOLOGY                               PA833048    1993   BACHMAN/DAUB/      SONIC CHAOS        BELIEVER                       CH
                                                             BADDORF/WINTERS/
                                                             MANN
PAST                                     PA812793    1995   RANDY ROSE         SONIC CHAOS        ROSE                           CH
PAST GONE                                PA812792    1995   RANDY ROSE         SONIC CHAOS        ROSE                           CH
PICKIN' BERRIES                          PA788417    1993   MORA/RATHBUN/      SONIC CHAOS        HOT PINK TURTLE                CH
                                                             TYLER/CLEEM
PSALM 1                                  PA801122    1994   JACK BALLARD       SONIC CHAOS        JACK BALLARD                   CH
PSALM 100                                PA801125    1994   JACK BALLARD       SONIC CHAOS        JACK BALLARD                   CH
PSALM 117                                PA801117    1994   JACK BALLARD       SONIC CHAOS        JACK BALLARD                   CH
PSALM 148                                PA801123    1994   JACK BALLARD       SONIC CHAOS        JACK BALLARD                   CH
PSALM 150                                PA801127    1994   JACK BALLARD       SONIC CHAOS        JACK BALLARD                   CH
PSALM 2                                  PA801118    1994   JACK BALLARD       SONIC CHAOS        JACK BALLARD                   CH
PSALM 22                                 PA801119    1994   JACK BALLARD       SONIC CHAOS        JACK BALLARD                   CH
PSALM 23                                 PA801120    1994   JACK BALLARD       SONIC CHAOS        JACK BALLARD                   CH
PSALM 61                                 PA801124    1994   JACK BALLARD       SONIC CHAOS        JACK BALLARD                   CH
PSALM 67                                 PA801121    1994   JACK BALLARD       SONIC CHAOS        JACK BALLARD                   CH
PURIFY                                   PA856320    1997   SIX FEET DEEP      SONIC CHAOS        SIX FEET DEEP                  CH
QUICK TIME                               PA856312    1997   SIX FEET DEEP      SONIC CHAOS        SIX FEET DEEP                  CH
REFUGE                                   PA849072    1995   ALBERT/MARTELLO    SONIC CHAOS        ARGYLE PARK                    CH
REGRET                                   PA812785    1994   SHAFFER/WOHLFIELD/ SONIC CHAOS        SIX FEET DEEP                  CH
                                                             SIMMONS/PORTER
RELEASE                                  PA812779    1994   SHAFFER/WOHLFIELD/ SONIC CHAOS        SIX FEET DEEP                  CH
                                                             SIMMONS/PORTER
REMOVED OF THE GRAVE                     PA812766    1994   SHERLOCK/DE RON/   SONIC CHAOS        PARAMAECIUM                    CH
                                                             TOMPKINS
SATAN'S CALLING                          PA812791    1995   RANDY ROSE         SONIC CHAOS        ROSE                           CH
SCARRED FOR LIFE                         PA849076    1995   SCOTT ALBERT       SONIC CHAOS        ARGYLE PARK                    CH
SEASON OF PAIN                           PA812790    1995   RANDY ROSE         SONIC CHAOS        ROSE                           CH
SELFLESS                                 PA812748    1995   TAYLOR/DODDS/      SONIC CHAOS        LOVE COMA                      CH
                                                             DUNCAN/MATTINGLY
SHE WAS                                  PA812751    1995   TAYLOR/DODDS/      SONIC CHAOS        LOVE COMA                      CH
                                                             DUNCAN/MATTINGLY
SINGULARITY                              PA833049    1993   BACHMAN/DAUB/      SONIC CHAOS        BELIEVER                       CH
                                                             WINTERS/MANN
SLIP                                     PA856319    1997   SIX FEET DEEP      SONIC CHAOS        SIX FEET DEEP                  CH
SPEAK OF THE DEVIL                       PA812754    1995   TAYLOR/DODDS/      SONIC CHAOS        LOVE COMA                      CH
                                                             DUNCAN/MATTINGLY
STEADFAST                                PA856315    1997   SIX FEET DEEP      SONIC CHAOS        SIX FEET DEEP                  CH
STRUGGLE                                 PA812786    1994   SHAFFER/WOHLFIELD/ SONIC CHAOS        SIX FEET DEEP                  CH
                                                             SIMMONS/PORTER
SUMMER WIND                              PA812752    1995   TAYLOR/DODDS/      SONIC CHAOS        LOVE COMA                      CH
                                                             DUNCAN/MATTINGLY
TOMORROW TAKES TOO LONG                  PA812757    1995   TAYLOR/DODDS/      SONIC CHAOS        LOVE COMA                      CH
                                                             DUNCAN/MATTINGLY
TRILOGY OF KNOWLEDGE                     PA833052    1993   BACHMAN/DAUB/      SONIC CHAOS        BELIEVER                       CH
                                                             BADDORF/LAIRD
UFFREN                                   PA849085    1995   SCOTT ALBERT       SONIC CHAOS        CIRCLE OF DUST                 CH
UNNATURAL CONCEPTION, THE                PA812767    1994   SHERLOCK/DE RON/   SONIC CHAOS        PARAMAECIUM                    CH
                                                             TOMPKINS
UNTOMBED                                 PA812768    1994   SHERLOCK/DE RON/   SONIC CHAOS        PARAMAECIUM                    CH
                                                             TOMPKINS
VALLEY OF SALT                           PA812782    1994   SHAFFER/WOHLFIELD/ SONIC CHAOS        SIX FEET DEEP                  CH
                                                             SIMMONS/PORTER

                                                      PLATINUM ENTERTAINMENT
                                                             SONG FILE


                    TITLE                C #         YEAR   COMPOSER           PUBLISHER          ARTIST                       CODE
-----------------------------------------------------------------------------------------------------------------------------------
VIOLENT                                  PA849080    1995   MARTELLO/ALBERT    SONIC CHAOS        ARGYLE PARK                    CH
VOYAGE OF THE SEVERED, THE               PA812769    1994   SHERLOCK/DE RON/   SONIC CHAOS        PARAMAECIUM                    CH
                                                             TOMPKINS
WALK IN THE RAIN                         PA812747    1995   TAYLOR/DODDS/      SONIC CHAOS        LOVE COMA                      CH
                                                             DUNCAN/MATTINGLY
WALKING FOR MILES                        PA812789    1995   RANDY ROSE         SONIC CHAOS        ROSE                           CH
WEDNESDAY                                PA812756    1995   TAYLOR/DODDS/      SONIC CHAOS        LOVE COMA                      CH
                                                             DUNCAN/MATTINGLY
WHAT IS BUT CANNOT BE                    PA833047    1993   BACHMAN/DAUB/      SONIC CHAOS        BELIEVER                       CH
                                                             BADDORF/ROBERTSON

                   Co-Owned

DOOMSAYER(40)                            PA849086    1995   ALBERT/SALOMON/    SONIC CHAOS        ARGYLE PARK                    CH
                                                             VICTOR
LEAVE ME ALONE(85)                       PA849079    1995   ALBERT/BOQUETTE    SONIC CHAOS        ARGYLE PARK                    CH
SKIN SHED(75)                            PA849084    1995   SCOTT ALBERT/      SONIC CHAOS        ARGYLE PARK                    CH
                                                             TOMMY VICTOR


                   RAPPEL MUSIC
                      Owned
CONSTANT CRAVING                         PA840243    1997   ALBERT CABRERA/    RAPPEL MUSIC                                      UB
                                                             C. AYALA
ONE AND ONLY                             PA840244    1997   ALBERT CABRERA/    RAPPEL MUSIC                                      UB
                                                             JOEY KIDD
ONLY LOVE                                PA840242    1997   ALBERT CABRERA/    RAPPEL MUSIC                                      UB
                                                             BRENDA STARR

                   Co - Owned
CHANGED                                  PA856741    1997   BRIAN K. COOK      RAPPEL MUSIC/RIGHT IMANI                          GO
                                                                                STATE OF MIND
                                                                                PUBLISHING
DON'T GIVE UP (50)                       PA856734    1997   BRIAN K. COOK/     RAPPEL MUSIC/RIGHT IMANI                          GO
                                                             ERIC SMITH         STATE OF MIND
                                                                                PUBLISHING

FALLING IN LOVE (50)                     PA856740    1997   BRIAN K. COOK/     RAPPEL MUSIC/RIGHT IMANI                          GO
                                                             ERIC SMITH         STATE OF MIND
                                                                                PUBLISHING

HE IS ALIVE (50)                         PA856737    1997   CRAIG JOHNSON/     RAPPEL MUSIC/RIGHT IMANI                          GO
                                                             MARK MABSON        STATE OF MIND
                                                                                PUBLISHING

I AM PERSUADED (50)                      PA856735    1997   KERWIN MANNING     RAPPEL MUSIC/RIGHT IMANI                          GO
                                                                                STATE OF MIND
                                                                                PUBLISHING
I SURRENDER ALL (50)                     PA856733    1997   KERWIN MANNING     RAPPEL MUSIC/RIGHT IMANI                          GO
                                                                                STATE OF MIND
                                                                                PUBLISHING
I'M BLESSED (50)                         PA856738    1997   TERRANCE COOK      RAPPEL MUSIC/RIGHT IMANI                          GO
                                                                                STATE OF MIND
                                                                                PUBLISHING
I'VE GOT TO PRAISE HIM (50)              PA856732    1997   MARK WILLIAMS      RAPPEL MUSIC/RIGHT IMANI                          GO
                                                                                STATE OF MIND
                                                                                PUBLISHING
PSALM 107:31 (50)                        PA856736    1997   KERWIN MANNING     RAPPEL MUSIC/RIGHT IMANI                          GO
                                                                                STATE OF MIND
                                                                                PUBLISHING
SOLID ROCK (50)                          PA856739    1997   CRAIG JOHNSON/     RAPPEL MUSIC/RIGHT IMANI                          GO
                                                             DWIGHT STEELE      STATE OF MIND
                                                                                PUBLISHING


                   RED REWMAR MUSIC
                       Owned

ANOINT ME LORD                           PA812584    1995   BRIAN CHASE        RED REWMAR MUSIC                                  GO
                                                             WILLIAMS/TYRONE
                                                             GREGG
BE ENCOURAGED                            PA812599    1995   WILLIAM BECTON     RED REWMAR MUSIC                                  GO
BURDEN BEARER                            PA813142    1995   DERRICK HANNA      RED REWMAR MUSIC                                  GO
CLOSER TO YOU                            PA811807    1995   WILLIAM BECTON/    RED REWMAR MUSIC   WILLIAM BECTON                 GO
                                                             SAM KENDRICK, JR.
COURAGE TO JOURNEY ON                    PA812593    1995   WILLIAM BECTON     RED REWMAR MUSIC   WILLIAM BECTON                 GO
DON'T GIVE UP, HOLD ON                   PA813582    1995   GLOSTER WILLIAMS   RED REWMAR MUSIC                                  GO
FALL AFRESH                              PA811808    1995   WILLIAM BECTON     RED REWMAR MUSIC   WILLIAM BECTON                 GO
GOD WILL MAKE A WAY                      PA812939    1995   VERONICA FULTON    RED REWMAR MUSIC                                  GO
HEAVEN                                   PA812591    1995   MICHAEL SCOTT      RED REWMAR MUSIC                                  GO
HOLD ON                                  PA812592    1995   KEVIN WILKINS      RED REWMAR MUSIC                                  GO
HOLY GHOST ABIDE                         PA813140    1995   KEVIN WILKINS      RED REWMAR MUSIC                                  GO
IN THE ARMS OF LOVE                      PA812596    1995   WILLIAM BECTON     RED REWMAR MUSIC   WILLIAM BECTON                 GO
JUST BECAUSE                             PA813141    1995   M. YOUNG/LILLIAN   RED REWMAR MUSIC                                  GO
                                                             E. SMITH/
                                                             G. JACKSON
LET THE HEALING BEGIN                    PA813573    1995   WILLIAM BECTON/    RED REWMAR MUSIC   WILLIAM BECTON                 GO
                                                             CHERYL PHILLIPS
NO TURNING BACK                          PA812598    1995   WILLIAM BECTON     RED REWMAR MUSIC   WILLIAM BECTON                 GO
PICK IT UP                               PA813139    1995   GARLAND WALLER     RED REWMAR MUSIC                                  GO
SINCE THE LORD CHANGED MY LIFE           PA811787    1995   WILLIAM BECTON     RED REWMAR MUSIC   WILLIAM BECTON                 GO
STILL IN LOVE WITH YOU                   PA812597    1995   WILLIAM BECTON     RED REWMAR MUSIC   WILLIAM BECTON                 GO
SURE WON'T FORGET                        PA812594    1995   WILLIAM BECTON     RED REWMAR MUSIC   WILLIAM BECTON                 GO
TAKE A TRIP                              PA812583    1995   BRIAN CHASE        RED REWMAR MUSIC                                  GO
                                                             WILLIAMS/
                                                             TYRONE GREGG
TILL THE END                             PA813572    1995   WILLIAM BECTON     RED REWMAR MUSIC   WILLIAM BECTON                 GO
TIL THE END (JAZZ VERSION)               PA813574    1995   WILLIAM BECTON     RED REWMAR MUSIC   WILLIAM BECTON                 GO
TIL YOU TAKE THE PAIN AWAY               PA812595    1995   WILLIAM BECTON     RED REWMAR MUSIC   WILLIAM BECTON                 GO
TRUST IN JESUS                           PA813143    1995   MICHAEL SCOTT      RED REWMAR MUSIC                                  GO

                                                      PLATINUM ENTERTAINMENT
                                                             SONG FILE


                    TITLE                C #         YEAR   COMPOSER           PUBLISHER          ARTIST                       CODE
-----------------------------------------------------------------------------------------------------------------------------------
UNFAILING GOD                            PA812588    1995   ANTHONY D. HILL    RED REWMAR MUSIC                                  GO
WE WORSHIP CHRIST                        PA811786    1995   BRYANT PHILLIPS    RED REWMAR MUSIC                                  GO

                   Co - Owned

CAUSE MY JESUS DID (50)                  PA813545    1994   THEODORE MATLOCK   RED REWMAR MUSIC/                                 GO
                                                                                GLOSSIAM  MUSIC
I NEED THEE (50)                         PA811810    1994   GLOSTER WILLIAMS/  RED REWMAR/                                       GO
                                                             MARCUS DEVINE      GLOSSIAM MUSIC

JESUS PRECIOUS KING (50)                 PA812590    1996   ANTHONY D. HILL    RED REWMAR/                                       GO
                                                                                JANTINA MUSIC
                                                                                PUBLISHING
MESSAGE TO JESUS (50)                    PA812960    1996   ANTHONY HILL       RED REWMAR/                                       GO
                                                                                JANTINA MUSIC
                                                                                PUBLISHING
MESSAGE TO JESUS - REPRISE (50)          PA812589    1996   ANTHONY HILL       RED REWMAR/                                       GO
                                                                                JANTINA MUSIC
                                                                                PUBLISHING
NO TURNING BACK (50)                     PA812598    1995   GLOSTER WILLIAMS   RED REWMAR/                                       GO
                                                                                GLOSSIAM MUSIC
OH! (50)                                 PA813581    1994   GLOSTER WILLIAMS/  RED REWMAR/                                       GO
                                                             M. DEVINE/KEIR     GLOSSIAM MUSIC
                                                             WARD

REJOICE (50)                             PA812585    1995   B. CHASE WILLIAMS/ RED REWMAR/SUGAR   B. CHASE WILLIAMS & SHABACH    GO
                                                             GREGG TYRONE       BEAR PRODOS

WHAT HE'S DONE FOR ME (50)               PA813580    1994   GLOSTER WILLIAMS   RED REWMAR/                                       GO
                                                                                GLOSSIAM MUSIC


                   SPEC TWELVE MUSIC

                         Owned

A MOTHER IN ZION                         PA810454    1995   HOWARD HUNT, JR.   SPEC TWELVE MUSIC                                 GO
FILL MY CUP                              PA810452    1995   HOWARD HUNT, JR.   SPEC TWELVE MUSIC                                 GO
I'VE COME ALL THE WAY                    PA810473    1995   HOWARD HUNT, JR.   SPEC TWELVE MUSIC                                 GO
LORD IS BLESSING ME, THE                 PA826838    1995   HOWARD HUNT, JR.   SPEC TWELVE MUSIC                                 GO
PEOPLE DON'T DO                          PA810469    1995   HOWARD HUNT, JR.   SPEC TWELVE MUSIC                                 GO
SAINTS IN PRAISE                         PA810453    1995   HOWARD HUNT, JR.   SPEC TWELVE MUSIC                                 GO
STAY UNDER THE BLOOD                     PA810432    1995   HOWARD HUNT, JR.   SPEC TWELVE MUSIC                                 GO

                                 Schedule C-1
                            Unregistered Copyrights



-----------------------------------------------------------------------------------------------------------------------
                                                                                                            REVERSION
SELECTION # PRJ #     TITLE                                ARTIST                  SR #          SR DATE       DATE
-----------------------------------------------------------------------------------------------------------------------
     710023   621 Treasury                            Hawkins, Tramaine            COMPILATION   1986           2061
     710740   742 Autograph                           Crouch, Andrae               COMPILATION   1986           2061
     712379   741 Love Alive Reunion                  Hawkins, Walter              COMPILATION   1987           2062
     730083   740 Ladies of Gospel                    Various                      COMPILATION   1987           2062
     730091   739 Now and Then                        Duncan, Bryan                COMPILATION   1987           2062
     730326   714 Gentlemen of Gospel                 Various                      COMPILATION   1990           2065
     730407   722 Best of New Jersey Mass             NJ Mass Choir                COMPILATION   1991           2066
     730563   735 A Collection                        Commissioned                 COMPILATION   1991           2066
     730571   738 Best Of Vickie Winans               Winans, Vickie               COMPILATION   1991           2066
     730598   744 Gentlemen Of Gospel, Vol 2          Various                      COMPILATION   1991           2066
     730601   743 The Classics                        Crouch, Andrae               COMPILATION   1991           2066
     730628   743 We Sing Praises                     Crouch, Andrae               COMPILATION   1991           2066
     730636   743 The Contemporary Man                Crouch, Andrae               COMPILATION   1991           2066
     LS5500     7 The Searching Generation            Nachtagall, Rosemary         N/A           1967           2042
     LS5501 754G  I Know Who Holds Tomorrow           Ehret, Bob                   N/A           1968           2043
     LS5502 754H  ORU Choir-The Collegians            ORU Choir                    N/A           1968           2043
     LS5503       ORU Choir-The Collegians            ORU Choir                    N/A           1968           2043
     LS5504     0 Take The Message Everywhere         Crouch, Andrae               N/A           1968           2043
     LS5507    21 My Father's Favorite Songs          Roberts, Richard             N/A           1968           2043
     LS5510    20 I Looked For Love                   Carmichael, R/Young People   N/A           1968           2043
     LS5511   123 Songs My Father Taught Me           Carmichael, Carol            N/A           1970           2045
     LS5513       A Quiet Place                       Shepherd, Bob&Blue Meadow    N/A           1968           2043
     LS5514    28 Sunday w/ the King Family           King Family                  N/A           1970           2045
     LS5518       Songs To Live By                    World Action Singers         N/A           1969           2044
     LS5520       Oral Roberts Presents/              World Action Singers         N/A           1969           2044
     LS5522   129 Something Good Is Going             Roberts, Richard & Patti     N/A           1969           2044
     LS5524   114 Piano 1 Remember, Vol. 2            Carmichael, Ralph            N/A           1970           2045
     LS5525   118 Walkin' In God's Country            Swordesmen                   N/A           1969           2044
     LS5529   120 Ravenscroft                         Ravenscroft, Thurl           N/A           1969           2044
     LS5532   100 His Land                            Richard, Cliff               N/A           1969           2044
     LS5535   257 On A Rugged Hill                    Owens, Jimmy                 *             1973           2048
     LS5538   124 A New Way Of Living                 Dalton, Larry                N/A           1969           2044
     LS5540   122 Searching Questions                 Roberts, Richard             N/A           1969           2044
     LS5541   130 Electric Symphony                   Gassman, Clark               N/A           1970           2045
     LS5542   116 Sometimes I Just Feel It This Way   Carmichael, Ralph            N/A           1970           2045
     LS5544       Love Is Surrender                   Fischer, Clare               N/A           1970           2045
     LS5545    25 Right Now                           Cole, Bill                   N/A           1970           2045
-----------------------------------------------------------------------------------------------------------------------


                                PLATINUM MASTERS

-----------------------------------------------------------------------------------------------------------------------
                                                                                                            REVERSION
SELECTION # PRJ #     TITLE                                ARTIST                  SR #          SR DATE       DATE
-----------------------------------------------------------------------------------------------------------------------
     LS5546   138 Keep On Singin'/Misc. Masters       Crouch, Andrae               N/A           1971           2046
     LS5549       Old Gems-New Settings               World Action Singers         N/A           1969           2044
     LS5550   143 The Cross & Switchblade             Carmichael, Ralph            N/A           1970           2045
     LS5551   146 A New Day                           Certain Sound                N/A           1970           2045
     LS5555   157 My Little World                     Carmichael, Ralph            N/A           1970           2045
     LS5559   147 Edge of Drifting                    Spradlin/Stanley             N/A           1970           2045
     LS5563   167 Love Is...                          World Action Singers         N/A           1970           2045
     LS5564   172 Family                              Valley, Jim                  N/A           1971           2046
     LS5567   170 Ralph Carmichael Brass Choir        Carmichael, Ralph            N/A           1971           2046
     LS5568   176 Let's Build a Bridge                Dalton, Larry                N/A           1971           2046
     LS5569   180 Amazing Grace                       Roberts, Richard & Patti     N/A           1971           2046
     LS5570   197 Jimmy Owens Conducts                Owens, Jimmy                 N/A           1971           2046
     LS5573   182 The Sure Foundation                 Johnson, Paul                N/A           1971           2046
     LS5575   193 ORU Hawaii                          Roberts, Oral                N/A           1971           2046
     LS5578   214 A Quiet Place                       Roberts, Richard & Patti     N/A           1972           2047
     LS5579   213 Oh Great God                        Roberts, Richard             N/A           1972           2047
     LS5580   198 Carol Carmichael Songbook           Carmichael, Carol            N/A           1971           2046
     LS5587   205 Sue Raney's People Tree             Raney, Sue                   N/A           1972           2047
     LS5591   211 Reaching Out                        James, Homes                 N/A           1971           2046
     LS5593   210 Back Home                           Price, Flo                   N/A           1971           2046
     LS5594   212 Hymns at Sunset                     Carmichael, Ralph            N/A           1971           2046
     LS5595   258 Treasures in Heaven                 Blanchard, Richard           *             1973           2048
     LS5596   137 Tell It Like It Is                  Fischer, Clare               N/A           1970           2045
     LS5599       Sunday A.M.                         Carmichael, Ralph            N/A           1972           2047
     LS5603   223 OR Country Roads                    World Action Singers         COMPILATION   1972           2047
     LS5605   228 Sunshine Day                        Mc Creary                    N/A           1972           2047
     LS5607   234 Moving With The Brooks              The Brooks                   N/A           1972           2047
     LS5609   242 Patti                               Roberts, Patti               N/A           1972           2047
     LS5610   213 It's Our World                      Roberts, Richard             N/A           1972           2047
     LS5611   241 Mini Musicals                       World Action Singers         N/A           1972           2047
     LS5612   245 Sonlight                            Sonlight                     N/A           1972           2047
     LS5622   260 Tell The World                      Owens, Jimmy                 *             1973           2048
     LS5623   262 Vision                              Vision                       *             1973           2048
     LS5628   266 The Church is Singing Again         World Action Singers         *             1974           2049
     LS5637   286 Take Me Back                        Crouch, Andrae               *             1975           2050
     LS5641   290 The Sixth Day                       Sixth Day                    *             1974           2049
     LS5642   291 It's About Time                     Johnson, Paul                N/A           1972           2047
-----------------------------------------------------------------------------------------------------------------------


                                PLATINUM MASTERS

-----------------------------------------------------------------------------------------------------------------------
                                                                                                            REVERSION
SELECTION # PRJ #     TITLE                                ARTIST                  SR #          SR DATE       DATE
-----------------------------------------------------------------------------------------------------------------------
     LS5646   300 Growing Together                    Good News Circle             *             1974           2049
     LS5650   362 R C Nashville Style                 Spurr, Thurlow               *             1976           2051
     LS5652   309 Sing Around The World               Dalton, Larry                *             1974           2049
     LS5656   318 The Church's 1 Foundation           Mann, Johnnie                *             1974           2049
     LS5660   324 We're His Church                    Master Design                *             1974           2049
     LS5662   326 Thank You Lord                      Burgess, Dan                 *             1974           2049
     LS5663   329 New Song in the Morning             Monk, Doug                   *             1974           2049
     LS5665   330 Think About Livin'                  Sixth Day                    *             1975           2050
     LS5670   337 A Simple Song of Love               Sonshine Circle              *             1975           2050
     LS5671   339 Doug Lawrence                       Lawrence, Doug               *             1975           2050
     LS5672   340 Double Vision                       Roberts, Richard             *             1975           2050
     LS5674   343 The Savior Is Waiting               Carmichael, Ralph            *             D
     LS5677   352 Old RC Quartet                      Ty Brothers                  *             1976           2051
     LS5678   346 Best of Andrae Crouch               Crouch, Andrae               *             1975           2050
     LS5682   374 The Greyhound 4 Freedoms            Mann, Johnnie                *             1975           2050
     LS5686   364 Love Alive                          Hawkins, Walter              *             1975           2050
     LS5687   363 Thank Heaven For Love               Archer, Gary & Sharon        *             1975           2050
     LS5689   365 Kolenda Family                      Kolenda Family               *             1976           2051
     LS5692   368 God's Quiet Love                    Mann, Lynn                   *             1976           2051
     LS5695   373 Jana                                Wacker, Jana                 *             1976           2051
     LS5697   371 Great Praise Meeting                Dalton, Larry                *             1976           2051
     LS5699   375 Majesty & Glory                     Continentals                 *             1976           2051
     LS5701   361 We Are His People                   Good News Circle             *             1976           2051
     LS5703   381 The New Has Come                    Messenger                    *             1976           2051
     LS5706   384 Bowl Souvenir Album                 Various                      COMPILATION   1976           2051
     LS5712   391 Never Felt So Free                  Children of the Day          *             1977           2052
     LS5713   392 Come To The Waters                  Children of the Day          *             1974           2049
     LS5714   393 With All Our Love                   Children of the Day          *             1973           2048
     LS5715   394 Where Else Would I Go               Children of the Day          *             1975           2050
     LS5726   405 Portrait                            Carmichael, Ralph            *             1977           2052
     LS5730   410 Songs You'll Want To Sing           Burgess, Dan                 *             1977           2052
     LS5735   428 Love Alive 11                       Hawkins, Walter              *             1978           2053
     LS5744   426 Revive Us Again                     Revivaltime Choir            *             1978           2053
     LS5748   429 Johnny Mann arr. Andrae             Mann, Johnnie                *             1978           2053
     LS5750   434 Celebrate His Love                  Burgess, Dan                 *             1978           2053
     LS5774   465 Fill My Life                        Burgess, Dan                 *             1980           2055
     LS5784   477 Finally                             Crouch, Andrae               *             1982           2057
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                                                                            REVERSION
SELECTION # PRJ #     TITLE                                ARTIST                  SR #          SR DATE       DATE
-----------------------------------------------------------------------------------------------------------------------
     LS5791   487 Beyond Words                        Allreds                      *             1981           2056
     LS5798   494 The Best/Ralph Carmichael           Carmichael, Ralph            COMPILATION   1981           2056
     LS5814   513 It's Christmas                      De Azevedo, Lex              *             1982           2057
     LS5818   518 Son/Thunder,Daughter/Lite           Rambo, Buck & Dottie         *             1983           2058
     LS5834   537 Best Of Walter Hawkins              Hawkins, Walter              COMPILATION   1984           2059
     LS5838   541 Best Of                             Resurrection Band            COMPILATION   1984           2059
     LS5856   574 Prime Time                          Sweet Comfort Band           COMPILATION   1985           2060
     LS5857   567 Love Alive 111                      Hawkins, Walter              *             1984           2059
     LS5867   573 Dreams, Tales & Lullabyes           Edwards, Dave                *             1985           2060
     LS5871   579 Have Yourself Committed             Duncan, Bryan                *             1985           2060
     LS5875   583 Serenity                            Various                      COMPILATION   1985           2060
     LS5881   589 Hot Fudge Sunday                    Various                      COMPILATION   1985           2060
     LS5894   602 Yesterday, Today/Tomorrow           Winans                       COMPILATION   1985           2060
     LS5902   611 A Gift For All Seasons              Various                      COMPILATION   1985           2060
     LS7501 754A  Infinity                            Infinity                     *             1981           2056
     LS7502 754B  The Gift Of God                     New Bethel Mass Choir        *             1981           2056
-----------------------------------------------------------------------------------------------------------------------

            N/A - Prior to 1973 the Copyright Office did not accept Form SR

            * - File is in Nashville and unable to recover (copies will be obtained from Copyright Office)

                                 Schedule C-1
                            Unregistered Copyrights Cont.


                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 101091  BERNSTEIN,ANNIV;TOCCO,PIANO       7/15/84            Owned           2065       World
 101211  TCHAIKOVSKY-NUTCRACKER SUITE    DELETE               Owned           2065       World
 101401  APPALACHIAN SPRING SHORT SYM    DELETE               Owned           2065       World
 101531  BACH:OBOE CONC;RIFKIN             4/15/86            Owned           2065       World
 101761  BEETHOVEN-PIANO CONCERTO NO.2   DELETE               Owned           2065       World
 101851  BACH,MAGNIFICAT IN D;BACH ENSB    1/15/85            Owned           2065       World
 101951  MOZART:BASSOON CON:MILLER/MAR     5/15/86            Owned           2065       World
 102111  'BACH MEETS BEATLES';BAYLESS      9/15/84            Owned           2060       World
 102201  'XMAS AT THE POPS';ROCHESTER/K    8/15/85            Owned           2065       World
 102241  'VIENESSE SOMMERFEST';MINN ORC    9/15/85            Owned           2065       World
 102281  BEETHOVEN-VIOLIN CONCERTO-SILV  DELETE               Owned           2065       World
 102331  MOZART-SYMPHONY NO.40           DELETE               Owned           2065       World
 102351  3 GUITARS 3                     DELETE               Owned           2065       World
 102381  DOHNANYI-SERENADE               DELETE               Owned           2065       World
 102391  DOHNANYI-SONATAS                DELETE               Owned           2065       World
 102411  BARBER-VIOLIN CONCERTO          DELETE               Owned           2065       World
 102431  GRIEG-SCHUMANN/RUSSELL SHERMAN  DELETE               Owned           2065       World
 102461  CHOPIN,MAZURKAS,WALTZES/SERKIN    7/15/86            Owned           2065       World
 102471  MOXART SONATAS-SERKIN           DELETE               Owned           2065       World
 102481  C.P.E. BACH-SONATAS-LEONHARDT   DELETE               Owned           2065       World
 102501  'SABRE DANCE':HOUSTON/COMMIS      4/15/86            Owned           2065       World
 102511  TCHAIKOVSKY WALTES HOUSTON S.O  DELETE               Owned           2065       World
 102591  BEETHOVEN PIANO CONTEROS 1&4    DELETE               Owned           2065       World
 102601  BEETHOVEN PIANO CONCERTOS 2&3   DELETE               Owned           2065       World
 102611  BEETHOVEN PIANO CONCERTO NO.5   DELETE               Owned           2065       World
 102621  DUKES OF DIXIELAND               10/15/85            Owned           2060       World
 102631  'CELEBRATE AMERICA!';HOUSTON/C    2/15/86            Owned           2065       World
 102641  'SYNCOPATED CLOCK':ROCHESTER/K    5/15/86            Owned           2065       World
 102661  BRAHMS,PIANO CONCERTO#1/SERKIN    7/15/86            Owned           2065       World
 102671  POMP ON PARADE-COMISSIONA       DELETE               Owned           2065       World
 102681  VIOLIN ENCORES-SILVERSTEIN      DELETE               Owned           2065       World
 102711  BRAHMS:VIOLIN CONCERTO;UTAH/SL    9/15/86            Owned           2065       World
 102731  VIVALDI;BASSOON CONCERTO;MILLR    8/15/86            Owned           2065       World
 102761  'TIES AND TAILS';ELLING/GERSH;   10/15/86            Owned           2065       World
 102771  MOZART-SERKIN-SILVERSTEIN       DELETE               Owned           2065       World
 102781  EPISODES-SUMMIT BRASS           DELETE               Owned           2065       World
 102791  FESTIVAL OF BAROQUE             DELETE               Owned           2065       World
 102801  'FILM TRACKS', PARA THEATRE OR    7/15/86            Owned           2065       World
 102811  'UP AND AWAY';PARAMONT THEATRE    9/15/86            Owned           2060       World
 102821  'PIPES OF CHRISTMAS';PARAMOUNT    5/15/86            Owned           2060       World
 102831  HANDEL:MESSIAH HIGH;MARYLAND      5/15/86            Owned           2065       World
 103111  CHOPIN:24 PRELUDES OP.28;SHERM   11/15/86            Owned           2065       World
 103121  BRAZILIAN DANCES-LIMA           DELETE               Owned           2065       World
 103151  DUELING ORGANS; LARSEN/CURLEY     8/15/87            Owned           2060       World
 103161  TCHAIKOVSKY:VIOLIN CONCERTO/SL    8/15/87            Owned           2065       World
 103181  ALL AMERICAN BRASS-SUMMIT BRAS  DELETE               Owned           2065       World
 103191  HOLST-THE PLANETS-MATA          DELETE               Owned           2065       World
 103201  SIBELIUS-SYMPHONY NO.2 DALLAS   DELETE               Owned           2065       World
 103221  'UPTOWN-DOWNTOWN',KUNZEL:ROCHS    7/15/87            Owned           2065       World
 103251  ROMAN FESTIVAL-PACIFIC S.O.     DELETE               Owned           2065       World
 103311  BACH:GOLBERG VARIATIONS         DELETE               Owned           2065       World
 103331  ARTISTRY OF ANDREW DAVIS          5/15/88            Owned           2065       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 101091  BERNSTEIN,ANNIV;TOCCO,PIANO       7/15/84            Owned           2065       World
 103361  BRAHMS:PINO CON#2;SERK/ALANTA     3/15/87            Owned           2065       World
 103381  SWITCHED ON CLASSICS            DELETE               Owned           2065       World
 103391  'GIVE MY REGARDS';PARAMOUNT/LA    2/15/87            Owned           2060       World
 103401  CARNIVAL FOR BRASS-ST.LOUIS BS  DELETE               Owned           2065       World
 103411  BAROQUE BRASS-ST. LOUIS BRASS   DELETE               Owned           2065       World
 103421  GREAT MELODIES FROM THE CLASSI  DELETE               Owned           2065       World
 103441  HERE COMES THE BRIDE-LYN LARSN  DELETE               Owned           2065       World
 103451  DVORAK-SLOVIC DANCES            DELETE               Owned           2065       World
 103461  'BACH ON ABBEY ROAD'-BAYLESS      8/15/87            Owned           2060       World
 103471  AN ENGLISH CHRISTMAS            DELETE               Owned           2065       World
 103481  'A CLASSIC CHRISTMAS',VARIOUS     6/15/87            Owned           2065       World
 103501  'POP GO THE BEATLES';WAYLAND     10/15/87            Owned           2065       World
 103511  'AMERICA SWINGS'HOUSTON/WAYLA     8/15/87            Owned           2065       World
 103521  GERSHWIN:RHAPSODY IN BLUE;DENV   11/15/87            Owned           2065       World
 103531  THE FINEST HOUR-CURLEY          DELETE               Owned           2065       World
 103541  CARLO CURLEY AT ROYAL FESTIVAL  DELETE               Owned           2065       World
 103581  SCHUBERT DANCES:SERKIN            6/15/87            Owned           2065       World
 103591  'A NIGHT AT THE POPS';KUNZEL     10/15/87            Owned           2065       World
 103601  'JOY OF CHRISTMAS',VARIOUS        6/15/87            Owned           2065       World
 103611  BOLERO;DENVER SYMPHONY            9/15/87            Owned           2065       World
 103621  BEETHOVEN PIANO SONATAS-SERKIN  DELETE               Owned           2065       World
 103641  DANCE TO YOUR DADDY             DELETE               Owned           2065       World
 103891  DVORAK:SILVERSTEIN              DELETE               Owned           2065       World
 103911  MISTY:JOHN DANKWORTH            DELETE               Owned           2065       World
 103931  SCHUMANN:SYM1#4/HOUSTON,COMISS    5/15/88            Owned           2065       World
 103941  SCHUMANN:SYM2&3/HOUSTON,COMISS    5/15/88            Owned           2065       World
 104031  THE THREE HEROES                DELETE               Owned           2065       World
 104071  FROM LONDON WITH LOVE                                Owned           2065       World
 104081  ERICH KUNZEL'S GERSHWIN         DELETE               Owned           2065       World
 104091  TCHAIKOVSKY:1812 AUDIO+/DALLAS    7/15/88            Owned           2065       World
 104101  VIVE LA FRANCE                  DELETE               Owned           2065       World
 104131  BACH,BAYLESS & BEATLES:BAYLESS    1/15/89            Owned           2060       World
 104141  CLASSICAL JUKEBOX               DELETE               Owned           2065       World
 104171  AMAZING GRACE;CARLO CURLEY       10/15/88            Owned           2060       World
 104191  SWITCHED ON BEATLES;CHASE/RUKR   10/15/88            Owned           2065       World
 104201  STOMPIN AT THE SAVOY            DELETE               Owned           2065       World
 104211  SOPHISTICATED LADIES            DELETE               Owned           2065       World
 104281  SWITCHED ON XMAS;CHASE/RUKER      9/15/88            Owned           2065       World
 104341  NO BUSINESS LIKE SHOW BUSINESS   10/15/88            Owned           2060       World
 104351  PIPES OF HOLLYWOOD:HAZELTON       1/15/89            Owned           2060       World
 104421  RACHMANINOFF:CON #2, VIARDO/DL    2/15/89            Owned           2065       World
 104431  STRAVINSKY: FIREBIRD/DALLAS/MA    2/15/89            Owned           2065       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 101091  BERNSTEIN,ANNIV;TOCCO,PIANO       7/15/84            Owned           2065       World
 104441  SERENADE - UTAH SYMPHONY AUDIO    2/15/89            Owned           2065       World
 104451  RAGTIMES GREATEST HITS-HAZELTO    8/15/89            Owned           2060       World
 104471  BEETHOVEN: VARIATIONS SERKIN    DELETE               Owned           2065       World
 104491  GREATEST HITS OF THE BIG BANDS    5/15/89            Owned           2065       World
 104521  A TOUCH OF FIEDLER              DELETE               Owned           2065       World
 104531  MUSSORGSKY:PICTURES ENTREMONT     5/15/89            Owned           2065       World
 104541  LEROY ANDERSON G HITS;KUNZEL      5/15/89            Owned           2065       World
 104611  'BEST OF THE MILLS BROTHERS'      6/15/89            Owned           2065       World
 104621  PRIME TIME - TV THEMES            6/15/89            Owned           2060       World
 104701  SCHUBERT:TROUT-ENTREMONT          1/15/90            Owned           2065       World
 104751  'PHANTOM' FLORIDA POPS/CACAVAS    9/15/89            Owned           2060       World
 104771  GREIG/RACHMANINOFF:SYM DANCES    10/15/89            Owned           2065       World
 104781  'TODAYS BRIDE'FLORIDA POPS        4/15/90            Owned           2060       World
 104791  MAHLER:2ND SYMP;MATA/DALLAS      10/15/89            Owned           2065       World
 104881  ANTHEM-DESOLATION ANGELS          9/15/89            Owned           2065       World
 104921  'ANTHEMS OF THE WORLD'/ROYAL G   10/15/89            Owned           2060       World
 104951  KUNZEL'S GREATEST HITS            2/15/90            Owned           2065       World
 104981  MOZART: PIANO SONATAS ENTREMON    5/15/90            Owned           2065       World
 104991  MOZART: PIANO SONATAS 2 ENTREM    5/15/90            Owned           2065       World
 105001  CELLO                             2/15/94            Owned           2065       World
 105041  HOLLYWOOD MARCHES-SCHIFFRIN       6/15/90            Owned           2060       World
 105101  THEMES OF OUR LIVES               7/15/90            Owned           2065       World
 105111  TOUCHDOWN USA:FLORIDA MARCHING    8/15/90            Owned           2060       World
 105121  BRAZILIAN NIGHTS:ARTHUR LIMA      8/15/90            Owned           2065       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 101091  BERNSTEIN,ANNIV;TOCCO,PIANO       7/15/84            Owned           2065       World
 105221  ON MY OWN - PETER NERO            9/15/90            Owned           2060       World
 105241  MUSIC FOR MURDER (SURROUND)      10/15/90            Owned           2060       World
 105271  FIREWORKS FOR ORCHESTRA          10/15/90            Owned           2060       World
 105281  BROADWAY (SURROUND)              10/15/90            Owned           2060       World
 105391  TCHAIK: 1812, CASSOCK MATA        8/15/91            Owned           2060       World
 105411  VIVE LA LIBERTE:DENVER/ENTREMO    8/15/91            Owned           2060       World
 105421  HOLST: THE PLANETS                3/15/91            Owned           2060       World
 105431  ROMAN CARNIVAL                    4/15/91            Owned           2060       World
 105441  MUSSORSKY:PICTURE AT AN EXHIBI    8/15/91            Owned           2060       World
 105451  AMERICAN'S WE - HENRY FILMORE     1/15/91            Owned           2060       World    Extendable at Intersound's Option
 105461  SHALOM-MUSIC OF THE JEWISH PEO    1/15/91            Owned           2060       World
 105471  LEGENDS - JUDY GARLAND            2/15/91            Owned           2060       World
 105561  THE NAME IS BOND...JAMES BOND     4/15/91            Owned           2060       World
 105601  GRAND OLD FLAG                    4/15/91            Owned           2060       World
 105631  CAROL FOR THE PLANET              8/15/91            Owned           2065       World
 105641  BRIDES BOOK - SURROUND            2/15/92            Owned           2060       World
 105691  WEDDING DAY                       5/15/91            Owned           2060       World
 105701  SNAPSHOTS OF AMERICA              5/15/91            Owned           2060       World
 105731  AFTER HOURS                       8/15/91            Owned           2060       World
 105741  GERSHWIN:RHAPSODY IN BLUE:DENV    2/15/92            Owned           2060       World
 105761  CLASSIC CONNECTIONS;NERO          9/15/91            Owned           2060       World
 105771  OSCAR! - LALO SCHIFRIN            2/15/92            Owned           2060       World
 105781  MOZART:SYMPHONY 40 & 41           8/15/91            Owned           2060       World
 105791  MOZART:EINE KLIENE NACHT MUSIC    9/15/91            Owned           2060       World
 105801  THE TEMPEST:MUSIC OF THE STORM    8/15/91            Owned           2060       World
 105811  DE FALLA:THREE CORNERED HAT       8/15/91            Owned           2060       World
 105821  THE NUTCRACKER                    8/15/91            Owned           2065       World
 105841  TCHAIKOVSKY WALTZES:HOUSTON       2/24/92            Owned           2060       World
 105861  GRAND SALON ARPIN                 2/15/92            Owned           2060       World
 105871  STRAVINSKY:THE FIREBIRD:DSO       2/24/92            Owned           2060       World
 105881  BEETHOVEN:VIOLIN CONCERTO         3/23/92            Owned           2060       World
 105891  GLIERE SYMPHONY #3:SAN DIEGO      9/15/91            Owned           2065       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 101091  BERNSTEIN,ANNIV;TOCCO,PIANO       7/15/84            Owned           2065       World
 105941  NEW YORK, NEW YORK:NYCGMC         2/15/92            Owned           2060       World    Extendable at Intersound's Option
 105961  STRAVINSKY:PETROUSHKA-DALLAS      9/15/91            Owned           2060       World
 106181  WOLVERINES:SHANGHAI SHUFFLE     DELETE               Owned           2065       World
 106201  TIGER RAG;DUKES OF DIXIELAND      9/15/86            Owned           2060       World
 106211  LIVE FROM SATURDAY NIGHT LIVE   DELETE               Owned           2065       World
 106221  RIO NIDO:VOICINGS               DELETE               Owned           2065       World
 106281  LOVE YOU MADLY:ESTREM/HOLMQUIS  DELETE               Owned           2065       World
 106351  MYSTERY WALK:JOE TAYLOR         DELETE               Owned           2065       World
 106441  BEST OF THE DUKES OF DIXIELAND    9/15/87            Owned           2060       World
 106451  SAMOA:NO BAND IS AN ISLAND      DELETE               Owned           2065       World
 106581  JOE TAYLOR:DARKEN GARDEN        DELETE               Owned           2065       World
 106591  AL HIRT: THAT A PLENTY                               Owned           2060       World
 106661  A CLOSER WALK-ALLIANCE HALL       2/15/94            Owned           2060       World
 106671  JUMP START:RICK STRAUSS         DELETE               Owned           2065       World
 106701  COTTON CANDY; AL HIRT             2/15/89            Owned           2060       World
 106781  BOSSA:ESTREM/HOLMQUIST          DELETE               Owned           2065       World
 106791  ECHOES OF HARLEM;DANKWORTH/ROC   10/15/88            Owned           2065       World
 106821  NEW ORLEANS - ALLIANCE HALL       2/15/89            Owned           2060       World
 106861  MOZART FOR A NEW AGE/CHASE        4/15/89            Owned           2065       World
 106871  JAZZIN' THE POPS'-AL HIRT         8/15/89            Owned           2060       World
 106901  BODYLINES:RICK STRAUSS            6/15/89            Owned           2065       World
 106931  'AIN'T MISBEHAVIN'-ALLIANCE HA    9/15/89            Owned           2060       World    Extendable at Intersound's Option
 106941  BEST OF BOURBON STREET:VARIOUS    6/15/89            Owned           2060       World
 106971  'RIDIN THE TIDE'-OCEANS           6/15/89            Owned           2065       World
 106981  'SYMPHONY SESSIONS' GILLESPIE     9/15/89            Owned           2065       World
 107021  KINGSTON TRIO;BEST OF THE BEST    7/15/86            Owned           2060       World
 107031  SYMPHONIC DREAMS-MULLIGAN         9/15/87            Owned           2065       World
 107271  AL HIRT'S GREATEST HITS           7/15/90            Owned           2060       World    Extendable at Intersound's Option
 107291  BACH FOR A NEW AGE:EARNEST        8/15/90            Owned           2065       World
 107301  LULLABIES FOR A NEW AGE           8/15/90            Owned           2065       World    Extendable at Intersound's Option
 107321  BASIN STREET BLUES;OLYMPIA        8/15/90            Owned           2060       World
 107341  ON BOURBON STREET:OLYMPIA BRAS    4/15/91            Owned           2060       World
 107351  LIVE AT PRESERVATION HALL-OLY     7/15/91            Owned           2060       World
 107361  FUNERAL PARADE                    1/15/92            Owned           2065       World
 107371  SANTA FE SUNSET                   2/24/92            Owned           2065       World
 107391  SAINTS:NEW ORLEANS ALL STARS      1/15/94            Owned           2060       World
 107401  PARTNERS IN TIME                   9/6/94            Owned           2070       World
 108051  FIREWORKS BRASS;CHI BRAS/MAXI     1/15/86            Owned           2060       World
 108401  MESSIAH HIGHLIGHTS                6/15/89            Owned           2065       World
 108411  CHRISTMAS AT THE POPS             6/15/89            Owned           2065       World
 108421  WORLDS GREATEST CAROLS            6/15/89            Owned           2065       World
 108431  NEW AGE NOEL                      6/15/89            Owned           2065       World
 108461  'COPLANDS GREATEST HITS'          6/15/89            Owned           2055       World
 109921  O HOLY NIGHT (2DISC SET)          7/15/92            Owned           2055       World
 109931  CHRISTMAS TREASURES 2 DISC        7/15/92            Owned           2055       World
 110211  AL HIRT'S GREATEST HITS           7/15/92            Owned           2060       World
 110301  ROMANCE & ROSES: 4 DISC SET      12/15/96            Owned           2060       World
 110311  CLASSIC INTERLUDES                6/16/96            Owned           2055       World
 110551  BROADWAY - 4 DISC                12/15/92            Owned           2070       World
 110651  INTERLUDES;VAN KRAVEN 4DISC      12/15/96            Owned           2065       World
 110701  IMPRESSIONS - 4 DISC SLEEVE       9/15/93            Owned           2065       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 101091  BERNSTEIN,ANNIV;TOCCO,PIANO       7/15/84            Owned           2065       World
 110801  MUSIC OF THE BEATLES: 4 CD        2/15/94            Owned           2065       World
 110851  DIXIELANDS GREATEST;4DISC        12/15/93            Owned           2065       World
 110961  BEATLES,BAYLESS,BACH: 2 DISC      1/15/93            Owned           2065       World
 111001  PASSION:4 DISC SET               12/15/96            Owned           2065       World
 111151  BEST OF BRANSON:4 DISC SET        8/15/94            Owned           2055       World
 111201  BEST OF BROADWAY:4 DISC SET       8/15/94            Owned           2065       World
 111251  BEST OF HOLLYWOOD:4 DISC SET      8/15/94            Owned           2065       World
 111301  CHRISTMAS TREASURES:4 DISC SET    9/15/94            Owned           2055       World
 111351  A HOLIDAY SONGBOOK:4 DISC SET     9/15/94            Owned           2055       World
 111401  SEASONS GREETINGS:4 DISC SET      9/15/94            Owned           2055       World
 111651  JOY TO THE WORLD: 4 DISC SET      8/15/95            Owned           2055       World
 111701  SOUNDS OF THE SEASON:4 DISC       8/15/95            Owned           2055       World
 111751  VAN CRAVEN:LA AMOUR 4 DISC       12/15/96            Owned           2065       World
 111801  PARTY SET:4 DISC                  6/15/96            Owned           2055       World
 111851  CLASSIC COUNTRY HITS:4 DISC       6/15/96            Owned           2055       World
 111901  ALL TIME FAVORITES:4 DISC         8/15/96            Owned           2055       World
 111951  CLASSIC COUNTRY HYMNS:4 DISC      8/15/96            Owned           2055       World
 115011  A COUNTRY CHRISTMAS               7/15/91            Owned           2055       World
 115021  HOME FOR THE HOLIDAYS             7/15/91            Owned           2055       World
 115031  SILENT NIGHT                      7/15/91            Owned           2055       World
 115041  THE FIRST NOEL                    7/15/91            Owned           2055       World
 115051  SOUNDS OF CHRISTMAS               7/15/91            Owned           2055       World
 115061  DECK THE HALLS                    7/15/91            Owned           2055       World
 115071  WHITE CHRISTMAS                   7/15/91            Owned           2055       World
 115081  A CHRISTMAS ALBUM                 7/15/91            Owned           2055       World
 115091  JOY TO THE WORLD                  7/15/91            Owned           2055       World
 115101  CHRISTMAS MAGIC                   7/15/91            Owned           2055       World
 115111  HOLLY AND THE IVY                 7/15/91            Owned           2055       World
 115121  THE NUTCRACKER                    7/15/91            Owned           2055       World
 115131  CHRISTMAS IN AMERICA              7/15/91            Owned           2055       World
 115141  HOLIDAY CLASSICS                  7/15/91            Owned           2055       World
 115151  CAROLS FOR CHRISTMAS              7/15/91            Owned           2055       World
 115161  THE FIRST NOEL                    7/15/91            Owned           2055       World
 115171  SLEIGH RIDE                       7/15/91            Owned           2055       World
 115181  A CLASSIC CHRISTMAS               7/15/91            Owned           2055       World
 115191  MESSIAH HIGHLIGHTS                7/15/91            Owned           2055       World
 115201  O HOLY NIGHT                      7/15/91            Owned           2055       World
 115211  NUTCRACKER                        7/15/92            Owned           2055       World
 115215  REDEEM THE TIME                  11/15/92            Owned           2055       World
 115221  O HOLY NIGHT                      7/15/92            Owned           2055       World
 115231  A FAMILY CHRISTMAS                8/15/92            Owned           2055       World
 115241  THE FIRST NOEL                    8/15/92            Owned           2055       World
 115251  CHRISTMAS MELODIES                8/15/92            Owned           2055       World
 115261  JOYFUL TIDINGS                    8/15/92            Owned           2055       World
 115271  STEVEN DE GROOTE IN RECITAL       4/15/93            Owned           2055       World
 115295  GSE 1529                                             Owned           2055       World
 115305  FRANCOIS DU TOIT                  2/15/94            Owned           2055       World
 115311  CHRISTMAS AT THE POPS             6/15/94            Owned           2055       World
 115321  A NUTCRACKER CHRISTMAS            6/15/94            Owned           2055       World
 115331  CAROLS OF CHRISTMAS               6/15/94            Owned           2055       World
 115341  CHRISTMAS IN AMERICA              6/15/94            Owned           2055       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 101091  BERNSTEIN,ANNIV;TOCCO,PIANO       7/15/84            Owned           2065       World
 115351  SILENT NIGHT                      6/15/94            Owned           2055       World
 115361  A CLASSIC CHRISTMAS               6/15/94            Owned           2055       World
 115371  JOY TO THE WORLD                  6/15/94            Owned           2055       World
 115381  HOME FOR THE HOLIDAYS             6/15/94            Owned           2055       World
 115391  SONGS FOR THE SEASON              6/15/94            Owned           2055       World
 115401  TWELVE DAYS IN DECEMBER           6/15/94            Owned           2055       World
 115421  CHRISTMAS POPS                    6/25/96            Owned           2055       World
 115431  HOLIDAY CLASSICS                  6/25/96            Owned           2055       World
 115441  CHRISTMAS CHORUS                  6/25/96            Owned           2055       World
 115451  SILENT NIGHT                      6/25/96            Owned           2055       World
 115461  THE NUTCRACKER                    6/25/96            Owned           2055       World
 115471  CHRISTMAS COUNTRY                 6/25/96            Owned           2055       World
 115481  CHRISTMAS BRASS                   6/25/96            Owned           2055       World
 115491  NOEL                              6/25/96            Owned           2055       World
 115501  HANDEL'S MESSIAH                  6/25/96            Owned           2055       World
 115511  CAROLS                            6/25/96            Owned           2055       World
 115701  WINTER WONDERLAND:4 DISC SET      9/16/96            Owned           2055       World
 115751  CHRISTMAS TREASURES:4 DISC SET    9/16/96            Owned           2055       World
 115801  CHRISTMAS CLASSICS                9/16/96            Owned           2055       World
 115851  SEASONS GREETINGS:4 DISC SET      9/16/96            Owned           2055       World
 115901  JOY TO THE WORLD:4 DISC SET       7/16/97            Owned           2055       World
 116011  SEASON'S GREETINGS                7/15/93            Owned           2055       World
 116021  YULETIDE CLASSICS                 7/15/93            Owned           2055       World
 116031  CHRISTMAS AT THE POPS             7/15/93            Owned           2055       World
 116041  CHRISTMAS JOURNEY                 7/15/93            Owned           2055       World
 116051  A SWINGIN' CHRISTMAS              7/15/93            Owned           2055       World
 116061  A HOLIDAY SONGBOOK                7/15/93            Owned           2055       World
 116211  NUTCRACKER                        9/15/94            Owned           2055       World
 116221  XMAS AT THE POPS                  9/15/94            Owned           2055       World
 116231  12 DAYS IN DECEMBER               9/15/94            Owned           2055       World
 116241  CAROLS OF XMAS                    9/15/94            Owned           2055       World
 116251  WINTER WONDERLAND                 9/15/94            Owned           2055       World
 116261  XMAS CLASSICS                     9/15/94            Owned           2055       World
 116271  SLEIGH BELLS                      9/15/94            Owned           2055       World
 116281  O HOLY NIGHT                      9/15/94            Owned           2055       World
 116311  A NUTCRACKER CHRISTMAS            6/25/96            Owned           2055       World
 116321  CHRISTMAS AT THE POPS             6/25/96            Owned           2055       World
 116331  CHRISTMAS IN AMERICA              6/25/96            Owned           2055       World
 116341  A HOLIDAY SONGBOOK                6/25/96            Owned           2055       World
 116351  CHRISTMAS CLASSICS                6/25/96            Owned           2055       World
 116361  SILENT NIGHT                      6/25/96            Owned           2055       World
 116371  SOUNDS OF THE SEASON              6/25/96            Owned           2055       World
 116381  SLEIGH RIDE                       6/25/96            Owned           2055       World
 116391  CAROLS OF CHRISTMAS               6/25/96            Owned           2055       World
 116401  CHRISMTAS JOURNEY                 6/25/96            Owned           2055       World
 116511  SLEIGHRIDE                        8/16/97            Owned           2055       World
 116521  JINGLE BELLS                      8/16/97            Owned           2055       World
 116531  AWAY IN A MANAGER                 8/16/97            Owned           2055       World
 116541  DECK THE HALLS                    8/16/97            Owned           2055       World
 116551  LET IT SNOW                       8/16/97            Owned           2055       World
 116561  GREENSLEEVES                      8/16/97            Owned           2055       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 101091  BERNSTEIN,ANNIV;TOCCO,PIANO       7/15/84            Owned           2065       World
 116571  JOY TO THE WORLD                  8/16/97            Owned           2055       World
 116581  THE FIRST NOEL                    8/16/97            Owned           2055       World
 116591  CAROL OF THE BELLS                8/16/97            Owned           2055       World
 116601  SILENT NIGHT                      8/16/97            Owned           2055       World
 116611  A NUTCRACKER CHRISTMAS            8/16/97            Owned           2055       World
 116621  CHRISTMAS CLASSICS                8/16/97            Owned           2055       World
 116631  THE FIRST NOEL                    8/16/97            Owned           2055       World
 116641  JOY TO THE WORLD                  8/16/97            Owned           2055       World
 116651  A CHRISTMAS SONGBOOK              8/16/97            Owned           2055       World
 116661  DECK THE HALLS                    8/16/97            Owned           2055       World
 116671  THIS CHRISTMAS                    8/16/97            Owned           2055       World
 116681  CAROL OF THE BELLS                8/16/97            Owned           2055       World
 116691  GREENSLEEVES                      8/16/97            Owned           2055       World
 116701  JINGLE BELLS                      8/16/97            Owned           2055       World
 116751  SILENT NIGHT:4 DISC SET                              Owned           2055       World
 116801  A HOLIDAY SONGBOOK:4 DISC SET                        Owned           2055       World
 116851  CHRISTMAS CLASSICS:4 DISC SET                        Owned           2055       World
 116901  SOUNDS OF THE SEASON:4 DISC SE                       Owned           2055       World
 117001  MOVIES:4 DISC SET                10/15/96            Owned           2055       World
 117101  ROMANCE & ROSES:VOL 2 4DISC      12/15/96            Owned           2055       World
 117151  SCOTT JOPLIN: 4 DISC SET          1/15/97            Owned           2055       World
 117201  MARTINI'S & MEMORIES:4 DISC SE    1/15/97            Owned           2055       World
 117291  *PIANO INTERLUDES:4 DISC SET      8/15/97            Owned           2055       World
 134101  MOZART:SONATA VOL3-ENTREMONT      7/15/90            Owned           2055       World
 134111  MOZART:SONATAS VOL4,ENTREMONT     4/15/92            Owned           2055       World
 134351  MAGICAL, MYSTICAL, MOUSE         10/15/92            Owned           2065       World
 134361  COPLAND PORTRAIT -STRAKS         10/15/92            Owned           2065       World
 134371  CARPE DIEM                        1/15/93            Owned           2065       World
 134401  LOOK OF LOVE - WEDDING MUSIC      3/15/93            Owned           2065       World
 134501  RACHMANINOFF'S ISLE OF THE DEA    8/15/93            Owned           2065       World
 134551  NERO: MY WAY                      9/15/93            Owned           2065       World
 134571  DALLAS:THREE HEROES,RACHMANINO    8/15/93            Owned           2065       World
 134581  BOLERO:DENVER SYMPHONY ORCH       8/15/93            Owned           2065       World
 134591  BRAHMS PIANO CONCERTOS:ATLANTA    8/15/93            Owned           2065       World    Extendable at Intersound's Option
 134771  O PERFECT LOVE-WEDDING HARP       2/15/94            Owned           2065       World
 134781  JEWISH WEDDING ALBUM              2/15/94            Owned           2065       World    Extendable at Intersound's Option
 134901  FIRE  & ICE: FRANK PELLICO        4/15/94            Owned           2065       World
 134951  PHANTOM OF THE ORGAN              4/15/94            Owned           2065       World    Extendable at Intersound's Option
 135001  CELEBRATE AMERICA:HOUSTON,SAN     5/15/94            Owned           2065       World    Extendable at Intersound's Option
 135021  AMERICAN FESTIVAL:MILWAUKEE       5/15/94            Owned           2065       World    Extendable at Intersound's Option
 135051  PETER NERO AND FRIENDS           10/15/94            Owned           2065       World
 135161  POMP ON PARADE:HOUSTON           10/15/94            Owned           2065       World
 135191  *PELLICO:BEGIN THE BEQUINE       12/15/94            Owned           2055       World    Extendable at Intersound's Option
 135231  CHRISTMAS PIANO ROLL              4/15/95            Owned           2055       World    Extendable at Intersound's Option
 135241  PIANO ROLL:AMERICAN PATROL        4/15/95            Owned           2065       World
 135251  PIANO ROLL:AMERICAN SALUTE        4/15/95            Owned           2055       World
 135261  PIANO ROLL:SENTIMENTAL YOU        4/15/95            Owned           2055       World
 135271  PIANO ROLL:WALTZ YOU SAVED FOR    4/15/95            Owned           2055       World
 135281  XMAS SWING:LEAGUE OF DECENCY      6/25/96            Owned           2055       World
 135421  LOVE IS:ENHANCED                 10/15/95            Owned           2065       World
 135441  WEDDING DAY:A BRIDES BOOK         2/15/96            Owned           2065       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 101091  BERNSTEIN,ANNIV;TOCCO,PIANO       7/15/84            Owned           2065       World
 135451  BEETHOVEN:SYM #9 ATLANTA:2 DIS    1/15/95            Owned           2055       World    Extendable at Intersound's Option
 135461  MESSIAH: 2 DISC                   6/25/96            Owned           2055       World    Extendable at Intersound's Option
 135471  VAN CRAVEN: OUR LOVE              1/15/96            Owned           2055       World
 135571  CELEBRATE AMERICA                 3/15/96            Owned           2055       World    Extendable at Intersound's Option
 135591  AMERICAN PARADE                   3/15/96            Owned           2055       World
 135611  SPACE AND BEYOND                  3/15/96            Owned           2055       World
 135621  XMAS WITH JOHN ARPIN              6/25/96            Owned           2055       World
 135631  CHRISTMAS UNPLUGGED:ED SWEENEY    9/16/96            Owned           2055       World
 135641  OLDE FASHIONED CHRISTMAS          9/16/96            Owned           2055       World
 135661  ORINOCO FLOW:TALIESIN ORCHEST      972015            Owned           2071       World
 135671  PETER NERO:LOVE SONGS RAINY DA   11/15/96            Owned           2055       World
 135721  ARPIN AT THE OPERA                9/15/96            Owned           2055       World
 135731  TANGO                             9/15/96            Owned           2055       World
 135741  BROADWAY FOR LOVERS              11/15/96            Owned           2055       World
 135751  FORBIDDEN FOREST                  5/15/97            Owned           2055       World    Extendable at Intersound's Option
 135831  PETER NERO:MORE IN LOVE                              Owned           2055       World
 135841  ECHOES OF ELLINGTON               8/15/97            Owned           2055       World    Extendable at Intersound's Option
 135851  ECHOES OF ELLA                                       Owned           2055       World    Extendable at Intersound's Option
 135871  BROADWAY GREATEST HITS:2 DISC     8/15/97            Owned           2055       World    Extendable at Intersound's Option
 135881  HOLLYWOOD'S GREATEST HITS:2 DI    8/15/97            Owned           2055       World    Extendable at Intersound's Option
 135901  PETER NERO:MORE IN LOVE           9/15/97            Owned           2055       World    Extendable at Intersound's Option
 135911  M GINRAS:KLEZMER CINCY            9/23/97            Owned           2055       World    Extendable at Intersound's Option
 135931  JOHN ARPIN:MY FAVORITE REQUEST    9/15/97            Owned           2055       World
 135941  ANTHEM: TALESIN                  10/15/97            Owned           2065       World
 136151  AT THE MOVIES:REFERENCE GOLD     11/15/95            Owned           2060       World
 136161  LOVERS ONLY:REFERENCE GOLD       11/15/95            Owned           2060       World
 136511  HOLLYWOOD: THE GREATEST HITS      4/15/94            Owned           2060       World
 136521  THE BEST OF BROADWAY              4/15/94            Owned           2060       World
 136531  ENCORES! THE BEST OF THE POPS     4/15/94            Owned           2060       World
 136541  BEATLES: CLASSIC HITS             4/15/94            Owned           2060       World
 136551  DIXIELAND:THE GREATEST HITS       2/15/94            Owned           2060       World
 136561  ROMANCE:MUSIC OF LOVE             4/15/94            Owned           2060       World
 136571  MOVIES:HOLLYWOOD                 10/15/96            Owned           2055       World
 136581  PARTY SET                         8/15/96            Owned           2055       World
 136701  BIZET:CARMEN,FAUST,SAMSUNET DI    1/15/95            Owned           2065       World
 136711  PUCCINI:M.BUTTERFLY,LA BOHEME     1/15/95            Owned           2065       World
 136721  VERDI:RIGALETTO,LA TRAVIATA       1/15/95            Owned           2065       World
 136731  WAGNER:TRISTAN & ISOLDE,DIE ME    1/15/95            Owned           2065       World
 140001  HAWAIIAN HOLIDAY                 10/15/90            Owned           2065       World
 140011  HOLIDAY IN FRANCE                10/15/90            Owned           2065       World
 140021  HOLIDAY IN ITALY                 10/15/90            Owned           2065       World
 140031  OKTOBERFEST                      10/15/90            Owned           2065       World
 140041  HOLIDAY IN SPAIN                 10/15/90            Owned           2065       World
 140051  HOLIDAY IN MEXICO                 1/15/91            Owned           2065       World
 140061  CARRIBEAN HOLIDAY                 1/15/91            Owned           2065       World
 140071  HOLIDAY IN RIO                    1/15/91            Owned           2065       World
 140081  BELLY DANCE UNTITLED              1/15/91            Owned           2065       World
 140091  HOLIDAY IN IRELAND                4/15/91            Owned           2065       World
 140101  HOLIDAY GYPSY                     4/15/91            Owned           2065       World
 140111  HOLIDAY IN GREECE                 4/15/91            Owned           2065       World
 140121  POLKA HOLIDAY                     4/15/91            Owned           2065       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 101091  BERNSTEIN,ANNIV;TOCCO,PIANO       7/15/84            Owned           2065       World
 140131  SOUTH AMERICAN HOLIDAY            9/15/91            Owned           2065       World
 140141  BAVARIAN HOLIDAY                  9/15/91            Owned           2065       World
 140151  HOLIDAY IN ISRAEL                 9/15/91            Owned           2065       World
 140161  HOLIDAY IN SCOTLAND               9/15/91            Owned           2065       World
 140171  JAMACIAN HOLIDAY                  1/13/92            Owned           2065       World
 140181  SWISS HOLIDAY                     1/13/92            Owned           2065       World
 140191  SCANDAVIAN HOLIDAY                1/13/92            Owned           2065       World
 140201  JAPANESSE HOLIDAY                 1/13/92            Owned           2065       World
 140211  CALYPSO HOLIDAY                   4/15/92            Owned           2065       World
 140221  MAMBO HOLIDAY                     4/15/92            Owned           2065       World
 140231  RUSSIAN HOLIDAY                   4/15/92            Owned           2065       World
 140241  DELETE                                               Owned           2065       World
 140251  HOLIDAY IN INDIA                  2/15/93            Owned           2065       World
 140261  MARIACHI HOLIDAY                  2/15/93            Owned           2065       World
 141011  TASTE OF FRANCE                   8/15/92            Owned           2065       World
 141021  TASTE OF GERMANY                  8/15/92            Owned           2065       World
 141031  TASTE OF ITALY                    8/15/92            Owned           2065       World
 141041  TASTE OF GREECE                   8/15/92            Owned           2065       World
 141051  TASTE OF SPAIN                    8/15/92            Owned           2065       World
 141061  TASTE OF THE CARIBBEAN            8/15/92            Owned           2065       World    Extendable at Intersound's Option
 141071  TASTE OF MEXICO                   2/15/94            Owned           2065       World
 141081  TASTE OF ISREAL                   2/15/94            Owned           2065       World
 141601  PETER NERO DIGITAL CLASSICS       1/15/92            Owned           2055       World
 142111  BACH MEETS THE BEATLES            2/15/89            Owned           2055       World
 142521  BEST OF BROADWAY                  2/15/89            Owned           2055       World
 142761  TIES AND TAILS                    2/15/89            Owned           2055       World
 142811  UP AND AWAY                       2/15/89            Owned           2055       World
 143221  UPTOWN DOWNTOWN                   2/15/89            Owned           2055       World
 143511  AMERICA SWINGS HOUSTON            2/15/89            Owned           2055       World
 143591  A NIGHT AT THE POPS               2/15/89            Owned           2055       World
 143711  GRAND NIGHT FOR SINGING           2/15/89            Owned           2055       World
 143821  MY FAIR LADY                      2/15/89            Owned           2055       World
 144011  STRIKE UP THE BAND                2/15/89            Owned           2055       World
 145011  GERRY MULLIGAN-SAXOPHONE DREAM   12/15/91            Owned           2055       World
 145021  DIZZY GILLESPIE-NIGHT IN TUNES   12/15/91            Owned           2065       World
 145031  AL HIRT - BOURBON STREET         12/15/91            Owned           2065       World
 145041  BROADWAY'S GREATEST HITS         12/15/91            Owned           2065       World
 145051  GOLDFINGER - JOHN CACAVAS        12/15/91            Owned           2065       World
 145061  A NIGHT AT THE POPS - KUNZEL     12/15/91            Owned           2065       World
 145071  TOM DOOLEY - KINGSTON TRIO       12/15/91            Owned           2065       World
 145081  SPENCER DAVIS - GREATEST HITS    12/15/91            Owned           2055       World
 145091  STRING OF PEARLS - WOLVERINES    12/15/91            Owned           2065       World
 145101  IN THE MOOD - WOLVERINES         12/15/91            Owned           2065       World
 145111  BEST OF SATURDAY NIGHT LIVE      12/15/91            Owned           2055       World
 145121  DIXIELAND'S GREATEST HITS        12/15/91            Owned           2065       World
 145131  COTTON EYED JOE                  12/15/91            Owned           2055       World
 145141  *COUNTRY BANJOS                  12/15/91            Owned           2055       World
 145151  *COUNTRY FIDDLES                 12/15/91            Owned           2055       World
 145191  *ET AND OTHER JOHN WILLIAM HIT   12/15/91            Owned           2055       World
 145201  *THE TERMINATOR & OTHER MOVIE    12/15/91            Owned           2055       World
 145211  *TELEVISIONS GREATEST HITS       12/15/91            Owned           2055       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 101091  BERNSTEIN,ANNIV;TOCCO,PIANO       7/15/84            Owned           2065       World
 145221  *HITS OF THE SOAPS               12/15/91            Owned           2055       World
 145241  *SWITCHED ON BEATLES             12/15/91            Owned           2055       World
 145251  *I GET A KICK OUT OF YOU-ESTRE   12/15/91            Owned           2055       World
 145261  *SOPHISTICATED LADY-ESTREM/HOL   12/15/91            Owned           2055       World
 145271  AMAZING GRACE - CARLO CURLEY     12/15/91            Owned           2055       World
 145281  FANFARES - DOC SEVERINSEN        12/15/91            Owned           2055       World
 145291  TOUCHDOWN!                       12/15/91            Owned           2065       World
 145301  HAWAIIAN HOLIDAY                 12/15/91            Owned           2065       World
 145311  A TRIP TO OCTOBERFEST            12/15/91            Owned           2065       World
 145321  CARIBBEAN HOLIDAY                12/15/91            Owned           2065       World
 145331  MARIACHI                         12/15/91            Owned           2065       World
 145341  *SOUSA'S GREATEST HITS           12/15/91            Owned           2055       World
 145351  LA BAMBA                         12/15/91            Owned           2055       World
 145361  MEDITATIONS - TRAMMELL STARKS    12/15/91            Owned           2055       World
 145371  6ISIONS - ROBERT STRICKLAND      12/15/91            Owned           2055       World
 145381  *HITS OF PHIL COLLINS            12/15/91            Owned           2055       World
 145391  COUNTRY GOLD                      2/15/92            Owned           2055       World
 145401  COUNTRY GOLD VOL 2                2/15/92            Owned           2055       World
 145421  CELEBRATE AMERICA                 2/15/92            Owned           2055       World
 145431  BEST OF MY LOVE                   2/15/92            Owned           2065       World
 145441  MAGIC, MICE & MERMAIDS            2/15/92            Owned           2055       World
 145471  ET AND OTHER JOHN WILLIAM HITS    6/15/92            Owned           2065       World
 145481  THE TERMINATOR & OTHER MOVIE      6/15/92            Owned           2065       World
 145491  TELEVISIONS GREATEST HITS         6/15/02            Owned           2065       World
 145501  HITS OF THE SOAPS                 6/15/92            Owned           2055       World
 145511  SWITCHED ON BEATLES               6/15/92            Owned           2065       World
 145521  I GET A KICK OUT OF YOU           6/15/92            Owned           2065       World
 145531  SOPHISTICATED LADY;D.ELLINGTON    6/15/92            Owned           2065       World
 145541  SOUSA'S GREATEST HITS             6/15/92            Owned           2065       World
 145551  HITS OF PHIL COLLINS;SPECTRUM     6/15/92            Owned           2065       World
 145601  LET'S DANCE                       9/15/92            Owned           2065       World
 145661  GARTH BROOKS' GREATEST HITS       9/15/93            Owned           2065       World
 145671  HYMNS FROM THE OLD COUNTRY CHU    9/15/93            Owned           2065       World
 145681  GREATEST HITS OF ELTON JOHN       9/15/93            Owned           2065       World
 145691  LOUISIANA MAN                     9/15/93            Owned           2065       World
 145701  CLASSIC COUNTRY DANCIN'           9/15/93            Owned           2065       World
 145711  MOVIES GREATEST HITS             12/15/93            Owned           2065       World
 145751  HOLIDAY IN FRANCE                12/15/93            Owned           2065       World
 145761  AN IRISH HOLIDAY                  1/15/94            Owned           2065       World
 145771  THE EAGLES                        8/15/94            Owned           2065       World
 145781  BILLY JOEL                        8/15/94            Owned           2065       World
 145791  NEIL DIAMOND                      8/15/94            Owned           2065       World
 145801  WHITNEY HOUSTON                   8/15/94            Owned           2065       World
 145811  HALLOWEEN                         8/15/94            Owned           2065       World
 145821  FLEETWOOD MAC                     2/15/95            Owned           2065       World
 145831  UNFORGETTABLE:ROD STEWART         2/15/95            Owned           2065       World
 145841  JAMES TAYLOR                      2/15/95            Owned           2065       World
 145851  MOVIE THEMES 94                   2/15/95            Owned           2065       World
 145861  HOUSE DISCO GREATEST HITS         2/15/95            Owned           2065       World
 145971  CARPENTERS                        7/15/95            Owned           2065       World
 145981  GENESIS                           7/15/95            Owned           2065       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 101091  BERNSTEIN,ANNIV;TOCCO,PIANO       7/15/84            Owned           2065       World
 145991  HOUSE DISCO VOL. 2                7/15/95            Owned           2065       World
 146001  JACKSON BROWNE                    7/15/95            Owned           2065       World
 146011  WAITING TO EXHALE & MORE          3/26/96            Owned           2055       World
 146021  TOY STORY AND MORE                3/26/96            Owned           2055       World
 146031  SHADOW OF YOUR SMILE              3/26/96            Owned           2055       World
 146041  BEHIND THE MOON                   3/26/96            Owned           2055       World
 146091  MUSIC OF BARRY MANILOW            7/15/96            Owned           2055       World
 146101  MUSIC OF ABBA                     7/15/96            Owned           2055       World
 146111  MUSIC OF CAROLE KING              7/15/96            Owned           2055       World
 146121  MUSIC OF LINDA RONSTADT           7/15/96            Owned           2055       World
 146131  SCREEN THEMES:MISSION IMPOSSIB    1/15/97            Owned           2055       World
 146141  COUNTRY DANCE MIX                 1/15/97            Owned           2055       World
 146151  MUSIC OF STING                    1/15/97            Owned           2055       World
 146171  COUNTRY WEDDING                   4/15/97            Owned           2055       World
 146181  A TIME FOR US                     4/15/97            Owned           2055       World
 147001  COUNTRY GREATS                    5/15/95            Owned           2065       World
 147011  COUNTRY GREATS VOL 1              4/16/97            Owned           2055       World
 147021  BABY'S GOT HER BLUE JEANS ON     12/15/95            Owned           2055       World
 147031  COUNTRY GREATS VOL 3              4/16/97            Owned           2055       World
 147041  DIXIELAND PARADE                  5/15/95            Owned           2065       World
 147051  SWEET GEORGIA BROWN              12/15/95            Owned           2055       World
 147061  TIGER RAG                        12/15/95            Owned           2055       World
 147071  DIXIELAND VOL 3                   4/16/97            Owned           2055       World
 147081  HOLLYWOOD MAGIC                   5/15/95            Owned           2065       World
 147091  HOLLYWOOD MAGIC VOL 1             4/16/97            Owned           2055       World
 147101  HLWD MAGIC:CASABLANCA & OTHER    12/15/95            Owned           2055       World
 147111  HOLLYWOOD MAGIC VOL 3             4/16/97            Owned           2055       World
 147121  BIG BAND SALUTE                   5/15/95            Owned           2065       World
 147131  BIG BAND SALUTE:MOOD INDIGO      12/15/95            Owned           2055       World
 147141  BIG BAND SALUTE:IN THE MOOD      12/15/95            Owned           2055       World
 147151  BIG BAND SALUTE:MOONLIGHT SERE   12/15/95            Owned           2055       World
 147161  BROADWAY OPENING NIGHT            5/15/95            Owned           2065       World
 147171  BROADWAY VOL 1                    4/16/97            Owned           2055       World
 147181  ON BROADWAY:OPENING NIGHT        12/15/95            Owned           2055       World
 147191  MUSIC OF THE NIGHT:OPENING NIG   12/15/95            Owned           2055       World
 147201  COCKTAIL CLASSICS                 5/15/95            Owned           2065       World
 147211  COCKTAIL CLASSICS:PACHELBEL CA   12/15/95            Owned           2055       World
 147221  COCKTAIL CLASSICS:BEETHOVENS 5   12/15/95            Owned           2055       World
 147231  COCKTAIL CLASSICS:NUTCRACKER     12/15/95            Owned           2055       World
 147241  AMERICAN SALUTE                   5/15/95            Owned           2065       World
 147281  SOLITUDE                          5/15/95            Owned           2065       World
 147291  SOLSTICE SUNSET                  12/15/95            Owned           2055       World
 147321  CLASSIC COUNTRY HYMNS             5/15/95            Owned           2065       World
 147331  CLASSIC COUNTRY VOL 1             4/16/97            Owned           2055       World
 147341  CLASSIC COUNTRY VOL 2             4/16/97            Owned           2055       World
 147351  CLASSIC COUNTRY VOL 3             4/16/97            Owned           2055       World
 147361  FOR LOVERS ONLY                   5/15/95            Owned           2065       World
 147371  LOVERS ONLY:CLAIR DE LUNA        12/15/95            Owned           2055       World
 147381  LOVERS ONLY                      12/15/95            Owned           2055       World
 147391  LOVERS ONLY: MISTY               12/15/95            Owned           2055       World
 147401  YOUR IN MY HEART-SPECTRUM         5/15/95            Owned           2065       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 101091  BERNSTEIN,ANNIV;TOCCO,PIANO       7/15/84            Owned           2065       World
 147441  SAY YOU LOVE ME-SPECTRUM          5/15/95            Owned           2065       World
 147481  GREATEST LOVE OF ALL-SPECTRUM     5/15/95            Owned           2065       World
 147521  MAGIC OF THE MOVIES-SPECTRUM      5/15/95            Owned           2065       World
 147561  ENDLESS LOVE: 3 DISC SET         11/15/95            Owned           2065       World
 147601  ONLY LOVE:3 DISC SET             11/15/95            Owned           2065       World
 147641  BREEZIN:3 DISC SET               11/15/95            Owned           2065       World
 147681  GET LUCKY:3 DISC SET             11/15/95            Owned           2065       World
 147721  CARRIBEAN MON! 3 DISC SET        11/15/95            Owned           2065       World
 147761  NIGHT AT THE POPS:3 DISC SET     11/15/95            Owned           2065       World
 152041  MESSIN AROUND                     5/15/95            Owned           2065       World
 152051  SOUL MAN                          5/15/95            Owned           2065       World
 152061  LET'S GO                          5/15/95            Owned           2065       World
 152071  STOMPIN                            145021            Owned           2065       World
 155011  DND:RENDEVOUS                    10/15/96            Owned           2060       World
 155021  DND:SEDUCTION                    10/15/96            Owned           2060       World
 155031  DND:PASSION                      10/15/96            Owned           2060       World
 155041  DND:AFTERGLOW                    10/15/96            Owned           2060       World
 160011  TALES FROM THE MESA              10/15/90            Owned           2060       World
 160021  SOLSTICE SUNSET                  10/15/90            Owned           2060       World
 160031  FIRST LIGHT                      10/15/90            Owned           2060       World
 160041  NORTHERN LIGHTS                  10/15/90            Owned           2060       World
 160051  SEPTEMBER VISION                 10/15/90            Owned           2060       World
 160061  MEDITATION                       10/15/90            Owned           2060       World
 160071  MOUNTAIN SHADOWS                  3/15/93            Owned           2060       World
 160081  ENCHANTED PATHWAYS                3/15/93            Owned           2060       World
 160091  MYSTIC SHORES                     3/15/93            Owned           2060       World
 160101  EVENING STORMS                    3/15/93            Owned           2060       World
 160121  EVENING SHADOWS                   1/15/96            Owned           2065       World
 160131  MOUNTAIN SHADOWS                  1/15/96            Owned           2065       World
 160141  RAINFOREST                        1/15/96            Owned           2065       World
 160151  OCEAN MAJESTY                     1/15/96            Owned           2065       World
 161011  CHILD TO CHILD                    5/15/92            Owned           2065       World
 161031  CITY OF THE SEA                   5/15/92            Owned           2060       World
 161041  SOLITUDE                          5/15/92            Owned           2060       World
 161051  NORTHERN LIGHTS                   5/15/92            Owned           2060       World
 161061  SANTA FE SUNSET                   5/15/92            Owned           2060       World
 161071  TWILIGHT SHADOWS                  5/15/92            Owned           2060       World
 161081  SCOTT JOPLIN                      5/15/92            Owned           2060       World
 161091  BACH FOR A NEW AGE                5/15/92            Owned           2060       World
 161101  MOZART FOR A NEW AGE              5/15/92            Owned           2060       World
 161151  COMMON PRAYER                     9/15/92            Owned           2060       World
 161161  CHRISTMAS TIDINGS                 9/15/92            Owned           2060       World
 161171  BAROLK FOLK                      12/15/92            Owned           2060       World
 161201  ACOUSTIC GUITAR                  12/15/92            Owned           2060       World
 162161  STARS & STRIPES                   3/15/97            Owned           2060       World
 162171  HOLST:THE PLANETS                 3/15/97            Owned           2060       World
 162181  LIGHT CALVARY & OTHER OVERTURE    3/15/97            Owned           2060       World
 162191  VIVA LA FRANCE                    3/15/97            Owned           2060       World
 162201  FROM LONDON WITH LOVE             3/15/97            Owned           2060       World
 162211  ROMANCING THE FILM                3/15/97            Owned           2060       World
 162221  POP GO THE BEATLES                3/15/97            Owned           2060       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 101091  BERNSTEIN,ANNIV;TOCCO,PIANO       7/15/84            Owned           2065       World
 162231  ON MY OWN                         3/15/97            Owned           2060       World
 162241  A NIGHT AT THE POPS               3/15/97            Owned           2060       World
 162251  PHANTOM OF THE OPERA & OTHER      3/15/97            Owned           2060       World
 162261  AN ENCHANTED EVENING:MUSIC OF     3/15/97            Owned           2060       World
 162271  LEROY ANDERSON'S GREATEST HITS    3/15/97            Owned           2060       World
 162281  MASTERS OF MAYHEM                 3/15/97            Owned           2060       World
 162291  SATIN DOLL                        3/15/97            Owned           2060       World
 162301  RACHMANINOFF:PIANO CONCERTO #3    3/15/97            Owned           2060       World
 165011  CHRISTMAS BRASS                   5/15/92            Owned           2060       World    Extendable at Intersound's Option
 165021  CHRISTMAS LANDSCAPES              5/15/92            Owned           2060       World
 165031  12 DAYS IN DECEMBER               5/15/92            Owned           2060       World
 165041  A DICKENS CHRISTMAS               5/15/92            Owned           2060       World
 165051  CHRISTMAS IN THE CITY             5/15/92            Owned           2060       World
 166011  CHRISTMAS MELODIES:VAN CRAVEN     6/25/96            Owned           2060       World
 166021  ACOUSTIC CHRISTMAS                6/25/96            Owned           2060       World
 166031  CHRISTMAS SAX:TODD NYSTROM        6/25/96            Owned           2060       World
 166041  CHRISTMAS CAROLING                6/25/96            Owned           2060       World
 166051  CHRISTMAS KEYBOARD:KELLER/WELL    6/25/96            Owned           2060       World
 166061  A CHRISTMAS HARP                  6/25/96            Owned           2060       World
 170031  CLASSIC COUNTRY HYMNS             7/15/92            Owned           2065       World
 170041  HYMNS FROM THE BAYOU              7/15/92            Owned           2065       World
 170051  OH HAPPY DAY REUNION-EDWIN HAW    8/15/92            Owned           2065       World
 170061  VOICES OF PRAISE                 10/15/92            Owned           2065       World
 170071  SEASONS OF PRAISE                10/15/92            Owned           2065       World
 170081  ONLY LOVE- KARYN LIST            10/15/92            Owned           2065       World
 170091  BAYOU HYMNS II                    1/15/93            Owned           2065       World
 170101  COUNTRY HYMNS II                  1/15/93            Owned           2065       World
 170211  ACOUSTIC PRAISE:CLASSICAL GUIT    2/15/94            Owned           2065       World
 170221  ACOUSTIC PRAISE:STRING QUART      2/15/94            Owned           2065       World
 170231  PAUL SMITH                        2/15/94            Owned           2065       World
 170291  DANNY CHAMBERS                    2/15/94            Owned           2065       World
 170301  HYMNS FROM THE HEART;SMOKY MTN    1/15/94            Owned           2065       World
 170311  20/20 BLIND                       2/15/94            Owned           2065       World
 170371  8:TERRI LYNN:THE ONLY LIFE FOR   10/15/94            Owned           2065       World
 170381  8:MAIA AMADA:FAITH REMAINS       10/15/94            Owned           2065       World
 170411  8:CRAIG DUNCAN:DEEP RIVER         8/15/94            Owned           2065       World
 170431  A HOMETOWN WEDDING                2/15/95            Owned           2065       World
 175501  VICKIE WINANS                     8/15/94            Owned           2060       World
 175511  SALT OF THE EARTH:ORDER MYSTEP    9/15/94            Owned           2060       World
 175521  JENNIFER HOLLIDAY:ON & ON        10/15/94            Owned           2060       World
 175531  IONA LOCKE:LETS GET IT ON        10/15/94            Owned           2060       World
 175551  FLORIDA MASS CHOIR:HOLY          10/15/94            Owned           2060       World
 175581  PAUL SMITH:EXTRA MEASURE          2/15/94            Owned           2060       World
 175591  20/20 BLIND                       2/15/94            Owned           2060       World
 175611  MAIA AMADA:FAITH REMAINS         10/15/94            Owned           2060       World
 175621  1 WAY:DESTINATION UNKNOWN        10/15/94            Owned           2060       World
 175631  CRAIG DUNCAN:DEEP RIVER          10/15/94            Owned           2060       World
 175641  HOME TOWN WEDDING:C. DUNCAN       2/15/95            Owned           2060       World
 175651  MICHAEL SCOTT & OUTREACH CHOIR    3/15/95            Owned           2060       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 101091  BERNSTEIN,ANNIV;TOCCO,PIANO       7/15/84            Owned           2065       World
 175661  SLIM & THE SUPREME ANGELS         3/15/95            Owned           2060       World
 175671  WILLIAM BECTON                    4/15/95            Owned           2060       World
 175701  MIGHTY CLOUDS OF JOY              4/15/95            Owned           2060       World
 175711  JAMES HALL COMMUNITY CHOIR        9/15/95            Owned           2060       World
 175731  LEAD ME:DALLAS FT WORTH           7/15/95            Owned           2060       World
 175741  DONNIE HARPER                     8/15/95            Owned           2060       World
 175761  A GOSPEL CHRISTMAS                8/15/95            Owned           2060       World
 175781  B CHASE WILLIAMS                  8/15/95            Owned           2060       World
 175801  KATHY MYERS                       3/16/96            Owned           2060       World
 175811  I FEEL GOOD:FREEDOM CHOIR         7/15/95            Owned           2060       World
 175821  MY TRIBUTE:FREEDOM CHOIR          7/15/95            Owned           2060       World
 176071  GMWA COMPILATION                  1/16/96            Owned           2060       World
 176081  DELEON RICHARDS:MY LIFE           4/14/96            Owned           2060       World
 176091  SUNDAY MORNING COUNTRY            3/26/96            Owned           2060       World
 180011  'VICTORY AT SEA'                  9/15/89            Owned           2065       World
 180021  'GREAT BIG BAND HITS              9/15/89            Owned           2065       World
 180031  'SOUND OF MUSIC'                  9/15/89            Owned           2065       World
 180051  'BROADWAY'S GREATEST HITS'        9/15/89            Owned           2065       World
 180061  'WORLD'S GREATEST LOVE SONGS'     9/15/89            Owned           2065       World
 180081  'BEATLE'S GREATEST HITS'          9/15/89            Owned           2065       World
 180091  'YANKEE DOODLE DANDY'             9/15/89            Owned           2065       World
 180101  'DUKE ELLINGTON'S GREATEST HIT    9/15/89            Owned           2065       World
 180111  BLUE TANGO-ANDERSON, LEROY        4/15/90            Owned           2065       World
 180121  FIEDLERS FAVORITES                4/15/90            Owned           2065       World
 180131  JAMES BONDS GREATEST HITS         8/15/90            Owned           2065       World
 180141  HALLELUJAH HOLLYWOOD              4/15/90            Owned           2065       World
 180151  GOTHAMS GREATEST:THEMES           6/15/89            Owned           2060       World
 180171  'BEST OF LAMBADA'-PARA CARIMBO    2/15/90            Owned           2065       World
 180181  DIXIELAND'S GREATEST HITS         8/15/90            Owned           2065       World
 180201  GERSHWIN/ELLINGTON GREATST HIT    8/15/90            Owned           2065       World
 180211  DANCE, DANCE, DANCE               1/15/91            Owned           2065       World
 180221  GERSHWIN AT THE MOVIES            1/15/91            Owned           2065       World
 181011  TEMPLE OF BOOM                    4/15/94            Owned           2065       World
 181021  BASS ZONE                         4/15/94            Owned           2065       World
 181031  BACK 2 BASS X                     9/15/94            Owned           2065       World
 181081  WAY 2 REAL:38TH STREET           11/15/94            Owned           2065       World
 181101  MENTALLY DISTURBED                4/15/95            Owned           2065       World
 181111  BACK 2 BASS X:PG                  2/15/95            Owned           2065       World
 181141  (PG)WAY 2 REAL:38TH ST            2/15/95            Owned           2065       World
 181161  BASS DREAMS                       4/15/95            Owned           2065       World
 181171  THREE STEPS FROM NOWHERE          4/15/95            Owned           2065       World
 181191  PG:BASS DREAMS                    4/15/95            Owned           2065       World
 181211  PASS IT ON: CD MAXI               5/15/95            Owned           2065       World
 181301  BASS ALERT (ENHANCED)            10/15/95            Owned           2065       World
 181351  BASS DATES                       11/15/95            Owned           2065       World
 181361  BASS ALERT:PG VERSION             1/15/96            Owned           2065       World
 181371  BASS DATES:PG VERSION             1/15/96            Owned           2065       World
 181381  GHETTO BEATS                      3/26/96            Owned           2060       World
 181411  GHETTO BEATS:PG VERSION           4/15/96            Owned           2060       World
 181421  *BASS 2 THE OLD SCHOOL            5/15/96            Owned           2060       World
 181431  ROCK THA BASS                     5/15/96            Owned           2060       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 101091  BERNSTEIN,ANNIV;TOCCO,PIANO       7/15/84            Owned           2065       World
 181441  *BACK 2 THA OLD SCHOOL:V2         7/15/96            Owned           2060       World
 181451  *BASS CRIMES                      7/15/96            Owned           2060       World
 181461  *GHOSTTOWN DJ'S FRANTIC          10/15/96            Owned           2060       World
 181491  BOO JAMZ:SUPAQUAD                 5/15/97            Owned           2060       World
 181501  BASS HEADZ:2 DISC                 3/15/97            Owned           2060       World
 181511  BASS TRIP:2 DISC                  3/15/97            Owned           2060       World
 181521  BASS CREATIONS VOL 2              4/15/97            Owned           2060       World
 181531  PHASE BASS                        4/15/97            Owned           2060       World
 181541  BASS MIXX:2 DISC SET              7/15/97            Owned           2060       World
 181551  BASS ASYLUM:2 DISC SET            7/15/97            Owned           2060       World
 183011  BROADWAY-RODGERS & HAMMERSTEIN    9/15/92            Owned           2065       World
 183021  BROADWAY-ANDREW LLOYD WEBBER      9/15/92            Owned           2065       World
 183031  BROADWAY-KERN,GERSHWIN,BERNSTE    9/15/92            Owned           2065       World
 183041  BROADWAY-LA CAGE,CHORUS LINE      9/15/92            Owned           2065       World
 183051  BROADWAY-FIDDLER, FUNNY GIRL      9/15/92            Owned           2065       World
 183061  BROADWAY-LERNER & LOWE            9/15/92            Owned           2065       World
 183071  BROADWAY-OKLAHOMA,CAROUSEL&FLO    9/15/93            Owned           2065       World
 183081  BDWAY-GUYS&DOLLS,HELLO DOLLY&C    9/15/93            Owned           2065       World
 183091  INT BDWAY:WITH ONE LOOK:         11/15/96            Owned           2060       World
 183101  INT BDWAY:NIGHT AND DAY          11/15/96            Owned           2060       World
 183111  INT BDWAY:MY FAVORITE THINGS     11/15/96            Owned           2060       World
 183121  INT BDWAY:SINGIN IN THE RAIN     11/15/96            Owned           2060       World
 184011  HLWD:SEX & SEDUCTION              7/15/94            Owned           2065       World
 184021  HLWD:FINAL FRONTIER               7/15/94            Owned           2065       World
 184031  HLWD:GREAT EPICS                  7/15/94            Owned           2065       World
 184041  HLWD:WAR IS HELL                  7/15/94            Owned           2065       World
 184051  HLWD:WILD WESTERNS                7/15/94            Owned           2065       World
 184061  HLWD:MUSIC FOR MURDER             7/15/94            Owned           2065       World
 184071  HLWD:HEARTSTRINGS                 7/15/95            Owned           2065       World
 184081  HLWD:FINE ROMANCE                 7/15/95            Owned           2065       World
 189011  FRANCE INTERNATIONAL              3/15/95            Owned           2065       World
 189021  ITALY INTERNATIONAL               3/15/95            Owned           2065       World
 189031  GERMANY INTERNATIONAL             3/15/95            Owned           2065       World
 189041  SPAIN INTERNATIONAL               3/15/95            Owned           2065       World
 189051  MEXICO INTERNATIONAL              3/15/95            Owned           2065       World
 189061  CARIBBEAN INTERNATIONAL           3/15/95            Owned           2065       World
 189071  SCOTLAND INTERNATIONAL            3/15/95            Owned           2065       World
 189081  IRELAND INTERNATIONAL             3/15/95            Owned           2065       World
 189091  ISREAL INTERNATIONAL              3/15/95            Owned           2065       World
 189101  GREECE INTERNATIONAL              3/15/95            Owned           2065       World
 189111  HAWAII INTERNATIONAL              3/15/95            Owned           2065       World
 189121  JAPAN INTERNATIONAL               3/15/95            Owned           2065       World
 191051  JANIE FRICKE                      7/15/91            Owned           2065       World
 191101  ROY CLARK - FAVORITE HYMNS        7/15/93            Owned           2065       World
 191121  GATLIN CHRISTMAS                  6/25/96            Owned           2065       World
 191141  JOHNNY RODRIGUEZ RUN FOR BORDE    8/15/93            Owned           2065       World
 191171  ZION CHOIR:THE SOUNDS OF ZION     5/15/94            Owned           2065       World
 191181  KATHY MEYER:A SAFE PLACE          2/15/94            Owned           2065       World
 191191  HEAVEN SENT                       2/15/94            Owned           2065       World
 191211  EDDY RAVEN                        5/15/94            Owned           2065       World
 191221  BANJOMANIA!                       5/15/94            Owned           2065       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 101091  BERNSTEIN,ANNIV;TOCCO,PIANO       7/15/84            Owned           2065       World
 191231  THE GATLIN BROS: COOL WATER       5/15/94            Owned           2065       World
 191241  EDWIN HAWKINS:KINGS & KINGDOMS    5/15/94            Owned           2065       World
 191271  VICKIE WINANS                     7/15/94            Owned           2065       World
 191281  IONA LOCKE:LETS GET IT ON        10/15/94            Owned           2065       World
 191291  8:SALT OF THE EARTH:ORDER MY S    8/15/94            Owned           2065       World
 191301  BANJOMANIA CHRISTMAS              6/25/96            Owned           2060       World
 191331  8:FLORIDA MASS CHOIR:HOLY        10/15/94            Owned           2065       World
 191351  GATLINS BOX SET                   8/15/94            Owned           2065       World
 191411  RONNIE JAMES                      1/15/95            Owned           2070       World
 191431  MICHAEL SCOTT & OUTREACH CHOIR    2/15/95            Owned           2065       World
 191441  SLIM & THE SUPREME ANGELS         2/15/95            Owned           2065       World
 191451  WILLIAM BECTON                    4/15/95            Owned           2065       World
 191471  MIGHTY CLOUDS OF JOY - POWER      4/15/95            Owned           2065       World
 191481  KANSAS:FREAKS OF NATURE           4/15/95            Owned           2065       World
 191491  EXILE                             4/15/94            Owned           2065       World
 191501  SONS OF BEACHES:BELLAMY BROS      5/15/95            Owned           2065       World
 191531  DAN SEALS                         6/15/95            Owned           2065       World
 191551  I FEEL GOOD: MYRA WALKER SINGR    6/15/95            Owned           2065       World
 191561  MY TRIBUTE:MYRA WALKER SINGERS    6/15/95            Owned           2065       World
 191571  LEAD ME:DALLAS FT WORTH CHOIR     6/15/95            Owned           2070       World
 191611  NJ MASS WITH DONNIE HARPER        7/15/95            Owned           2065       World
 191621  B CHASE WILLIAMS WITH SHABACH     9/15/95            Owned           2065       World
 191631  JAMES HALL COMMUNITY CHOIR        9/15/95            Owned           2065       World
 191641  IONA LOCKE                        9/15/95            Owned           2065       World
 191661  KATHY MEYER                       1/15/96            Owned           2065       World
 191671  SOUNDS OF THE SPRIRT:GMWA         1/15/96            Owned           2065       World
 191681  OH HAPPY DAY:MYRA WALKER SINGE    1/16/97            Owned           2065       World
 191691  *DELEON RICHARDS:ITS MY LIFE      3/15/96            Owned           2065       World
 191701  MYRA WALKER:PRECIOUS LORD         1/16/97            Owned           2065       World
 191741  MICHAEL STANLEY:COMING UP FOR     2/15/96            Owned           2070       World
 191761  P.AMOUR:MIDDLE OF A MIRACLE       5/14/96            Owned           2060       World
 191771  *OL' SCHOOL:OHIO PLAYERS          3/15/96            Owned           2071       World
 191781  ANTHONY HILL:A MESSAGE TO JESU    5/14/96            Owned           2060       World
 191801  MICHAEL SCOTT                     8/15/96            Owned           2060       World
 191821  *CAMEO:NASTY                      7/15/96            Owned           2071       World
 191831  *THE GAP BAND:LIVE AND WELL       6/15/96            Owned           2071       World
 191901  *TOGETHER AS ONE:SLIM & M.CLOU    6/15/96            Owned           2071       World
 192141  BAILLIE & THE BOYS:AROUND THE     9/15/96            Owned           2071       World
 192151  JACK JEZZRO:NASHVILLE PLAYERS    10/15/96            Owned           2071       World
 192181  SALT OF THE EARTH:COME LETS WO    9/15/96            Owned           2071       World
 192201  *CONFUNKSHUN:LIVE FOR YA A**      8/15/96            Owned           2071       World
 192221  *EDGAR WINTER:THE REAL DEAL       7/15/96            Owned           2071       World
 192231  VOICES OF THE VALLEY              7/15/96            Owned           2071       World
 192241  SLIM & ANGELS:NOBODY BUT YOU      9/15/96            Owned           2071       World
 192261  MIGHTY CLOUDS:LIVE IN CHARLEST   11/15/96            Owned           2071       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 101091  BERNSTEIN,ANNIV;TOCCO,PIANO       7/15/84            Owned           2065       World
 192341  LIVE AT GMWA 96:MERCY THAT SUI   11/15/96            Owned           2071       World
 192371  OH HAPPY DAY REUNION:E.HAWKINS    1/15/97            Owned           2071       World
 192381  ON & ON:JENNIFER HOLLIDAY         1/16/97            Owned           2071       World
 192391  ZION                              1/16/97            Owned           2071       World
 192401  CLOSEST FRIENDS:HEAVEN SENT       1/16/97            Owned           2071       World
 192411  KINGS & KINGDOMS:EDWIN HAWKINS    1/16/97            Owned           2071       World
 192421  HOLY:FLORIDA MASS CHOIR           1/16/97            Owned           2071       World
 192431  LEAD ME:DFW MASS CHOIR            1/16/97            Owned           2071       World
 192441  SEND YOUR RAIN:NJ MASS CHOIR      1/16/97            Owned           2071       World
 192471  TM YOUTH CHOIR                    2/15/97            Owned           2071       World
 192571  WE REMEMBER HIM                   1/15/97            Owned           2071       World
 192591  GOOD NEWS GROOVE                  2/15/97            Owned           2071       World
 192671  DAZZ BAND                         5/15/97            Owned           2071       World
 192681  STOP THE GUNFIGHT:TRAPP.2PAC,N     972015            Owned           2071       World
 192701  PG:STOP THE GUNFIGHT:TRAPP,2PA    4/22/97            Owned           2071       World
 192741  TRIP ON X                         6/15/97            Owned           2071       World
 192761  R MCDOWELL:ELVIS:TRIBUTE TO TH    6/15/97            Owned           2071       World
 192811  LAKESIDE:INVASION                 8/26/97            Owned           2071       World
 192841  GEORGE CLINTON:LIVE&KICKIN 2      9/15/97            Owned           2071       World
 192871  MICHAEL JOHNSON:ON & ON           8/15/97            Owned           2071       World
 192881  EDDIE RABBITT:BEATIN THE ODDS     9/15/97            Owned           2071       World
 192891  DUELING BANJOMANIA               10/15/97            Owned           2071       World
 193011  CROSSROADS-JANIE FRICKE           8/15/92            Owned           2065       World
 193021  ROY CLARK                         3/15/96            Owned           2065       World
 193031  MEL MCDANIEL                      4/15/93            Owned           2065       World
 193041  JANIE FRICKE                      4/15/93            Owned           2065       World
 193051  LARRY GATLIN                      4/15/93            Owned           2065       World
 193061  MICKEY GILLEY                     4/15/93            Owned           2065       World
 193091  MICKEY GILLEY VOL. 2              1/15/94            Owned           2065       World
 193211  COUNTRY POLKATIME                 3/15/96            Owned           2071       World
 193261  EDDY RAVEN                        7/15/96            Owned           2071       World
 193271  JOHNNY RODRIQUEZ                  7/15/96            Owned           2071       World
 193281  MEL MCDANIEL                      7/15/96            Owned           2071       World
 193291  DIXIELAND                         7/15/96            Owned           2071       World
 193301  MOE BANDY: ACT NATURALLY         10/15/97            Owned           2071       World
 195091  MUSIC FACTORY:DANCE TRIP 2000     2/15/97            Owned           2071       World
 195131  MUY CALIENTE                      9/23/97            Owned           2071       World
 195151  BIG BAND DANCE MIX                4/15/97            Owned           2071       World
 196021  CARMINE                           1/15/94            Owned           2071       World
 196031  WENDY BUCKLEW:PAINTING SIDEWAL    8/15/94            Owned           2065       World
 196061  THE GRAPES                        1/15/95            Owned           2065       World
 199921  B CHASE WILLIAMS                                     Owned           2071       World
 199931  VICKIE WINANS                                        Owned           2071       World
 199941  BRONX MASS                                           Owned           2071       World
-----------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE C-2


                              TO SECURITY AGREEMENT
                            RE: INTELLECTUAL PROPERTY

                               COPYRIGHT LICENSES
                               ==================

    U.S. COPYRIGHT                                              LICENSE
  REG. NO. (AUTHOR)        TITLE         DATE OF REG.     AGREEMENT REFERENCE



                       PLATINUM MASTERS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        REVERSION   LICENSE
SELECTION   PRJ #                 TITLE                         ARTIST     SR #             SR DATE         DATE    REVERSION DATE
----------------------------------------------------------------------------------------------------------------------------------
       2022   1010  Christmas Gift of Love            Various                    EXCLUSIVE  LICENSE                           2004
      41014    909  Songs From Ablion 3 (lease)(REX)  Johnson, Jeff              EXCLUSIVE  LICENSE                           1998
      42000    926  Blue Belly Sky (lease) (REX)      Waiting                    EXCLUSIVE  LICENSE                           1998
      43001    908  Songs From Ablion 2 (lease)(REX)  Johnson, Jeff              EXCLUSIVE  LICENSE                           1998
      45010    905  Isle of Dreams (lease) (REX)      Johnson, Jeff              EXCLUSIVE  LICENSE                           1999
     611452    814  Back To Gospel                    Various                    EXCLUSIVE  LICENSE                           1998
     611752    865  Watching The River Run            Messina, Jim               EXCLUSIVE  LICENSE                           2001
     612192    881  This Is The Day (lease)           Whitman, Walt              EXCLUSIVE  LICENSE            2001
     612202    883  Live And Blessed (lease)          Whitman, Walt              EXCLUSIVE  LICENSE            2001
     612212    882  We Are One (lease)                Whitman, Walt              EXCLUSIVE  LICENSE            2001
     690053    870  Saturday Nite Sing (Video)        Various                    EXCLUSIVE  LICENSE                  (OPEN)
    6519921         Holy Bible - Old Testament        Statler Brothers           EXCLUSIVE  LICENSE            1998
    6520021         Holy Bible - New Testament        Statler Brothers           EXCLUSIVE  LICENSE            1998
               997  Untitled (HOB)                    Barksdale, Becky           EXCLUSIVE  LICENSE                           2001
               885  Undivided Soul                    Emit Ridge                 EXCLUSIVE  LICENSE                           2001
               907  Songs From Ablion 1 (lease)(REX)  Johnson, Jeff              EXCLUSIVE  LICENSE                           1998
               894  On Air                            Parsons, Alan              EXCLUSIVE  LICENSE                           2003
               884  Sing Children Sing (Lease)        Whitman, Walt              EXCLUSIVE  LICENSE                           2001
               878  One Way                           Wiggins, Allen             EXCLUSIVE  LICENSE                           2002
----------------------------------------------------------------------------------------------------------------------------------

                                 Masters Status


-----------------------------------------------------------------------------------------------------------------------------------
item         item                              release   Master Status           Reverts Territory
number       description                       date
-----------------------------------------------------------------------------------------------------------------------------------
   103971    SCOTT JOPLINS GREATEST HITS        5/15/88  Exclusive License       8/31/97   World
   104311    'CHEEK TO CHEEK' ASTAIRE           7/15/88  Non-Exclusive License     2055    World
   104321    'PENNIES FROM HEAVEN' CROSBY       7/15/88  Non-Exclusive License     2055    World
   104331    S'WONDERFUL-GEORGE GERSHWIN       10/15/88  Non-Exclusive License     2055    World
   104361    MAMMY  AL JOLSON                  10/15/88  Non-Exclusive License     2055    World
   104371    PAPER MOON  PAUL WHITEMAN         10/15/88  Non-Exclusive License     2055    World
   104381    'MA CHERIE' - CHEVALIER            2/15/89  Non-Exclusive License     2055    World
   104391    I WISH YOU WERE - ARMSTRONG        2/15/89  Non-Exclusive License     2055    World
   104401    BOO BOO BE DOOP - BETTY BOOP      10/15/88  Non-Exclusive License     2055    World
   104461    THE BEATLES BOOK-HARNOY            8/15/89  Exclusive License       Sell Off  World
   104511    'BROADWAY BAROQUE'-JOHN ARPIN      2/15/90  Exclusive License       8/31/97   World
   104551    AMAZING GRACE-40TH HIGHLANDERS     5/15/89  Exclusive License       8/31/97   World
   104571    POCKETFUL OF DREAMS - CROSBY      10/15/89  Non-Exclusive License     2065    World
   104581    'A FINE ROMANCE'-ASTAIRE           6/15/89  Non-Exclusive License     2065    World
   104591    'VAGABOND LOVER' - RUDI VALLE     10/15/89  Non-Exclusive License     2065    World
   104601    'MAKIN WHOOPEE'-CANTOR/BRICE       6/15/89  Non-Exclusive License     2065    World
   104731    'YOU'RE THE TOP' - MERMAN          1/15/90  Non-Exclusive License     2065    World
   104761    'IRELAND MY IRELAND'-MCCORMACK     1/15/90  Non-Exclusive License     2065    World
   104811    MARIA CALLAS LIVE                  5/15/90  Exclusive License       8/31/97   World
   104821    'MOOD INDIGO'-ELLINGTON            6/15/89  Non-Exclusive License     2065    World
   104831    'LEGENDARY ENTERTAINERS'           9/15/89  Non-Exclusive License     2065    World
   104841    'LEGENDARY BANDS OF THE 20'S'      9/15/89  Non-Exclusive License     2065    World
   104851    'LEGENDARY BANDS OF THE 30'S'      9/15/89  Non-Exclusive License     2065    World
   104861    'BROTHER CAN YOU SPARE A DIME'     9/15/89  Non-Exclusive License     2065    World
   104871    KINGS OF RAGTIME-ARPIN             8/15/89  Exclusive License       8/31/97   World
   104891    20 LEGENDARY TENORS                5/15/90  Exclusive License       8/31/97   World
   104901    'JAZZ ME BLUES'/BIX BIEDERBECK    10/15/89  Non-Exclusive License     2065    World
   104911    'ROSE MARIE' - NELSON EDDY        10/15/89  Non-Exclusive License     2065    World
   105031    ASPECTS OF WEBBER:BBC CONCERT      6/15/89  Exclusive License       Sell Off    US
   105051    DICK TRACY - CRIMESTOPPER          6/15/90  Non-Exclusive License     2065    World
   105061    ANDREW SISTERS;VARIOUS             7/15/90  Non-Exclusive License     2065    World
   105071    HARRY JAMES;VARIOUS                7/15/90  Non-Exclusive License     2065    World
   105081    DORSEY BROTHERS;VARIOUS            7/15/90  Non-Exclusive License     2065    World
   105091    HOLLYWOOD SINGS;VARIOUS            7/15/90  Non-Exclusive License     2065    World
   105151    MUSIC OF CAKEWALK:JOHN ARPIN       8/15/90  Exclusive License       8/31/97   World
   105161    SPIKE JONES; VARIOUS               9/15/90  Non-Exclusive License     2065    World
   105171    MARLENE DIETRICH; VARIOUS          9/15/90  Non-Exclusive License     2065    World
   105181    KATE SMITH; VARIOUS                9/15/90  Non-Exclusive License     2065    World
   105191    CLASSICS AND ALL THE JAZZ          9/15/90  Non-Exclusive License     2065    World
   105251    BACH ON BROADWAY                  10/15/90  Exclusive License       8/31/97   World
   105481    LEGENDS-STARS OF THE 30'S          2/15/91  Exclusive License       8/31/97   World
   105491    LEGENDS - DJANGO RHEINHART         2/15/91  Non-Exclusive License     2065    World
   105501    LEGENDS - BOSWELL SISTERS          2/15/91  Non-Exclusive License     2065    World
   105511    SHOSTAKOVITCH FILM MUSIC           2/15/91  Exclusive License       8/31/97   World
   105531    LEGENDS - HAL KEMP                 6/15/91  Non-Exclusive License     2065    World
   105541    LEGENDS - BUNNY BERIGAN            6/15/91  Non-Exclusive License     2065    World
   105551    LEGENDS - INK SPOTS                6/15/91  Non-Exclusive License     2065    World
   105571    TOUCH OF ART-ART FERRANTE          2/15/91  Exclusive License       Sell Off  World
   105581    LEGENDS - KING COLE TRIO           6/15/91  Non-Exclusive License     2065    World
   105591    CONEY ISLAND BABY                  4/15/91  Exclusive License        1/1/01   World
   105621    JOPLIN:KING OF RAGTIME;ARPIN       1/13/92  Exclusive License       8/31/97   World
   105651    CATHERINE WILSON                   9/15/91  Exclusive License       8/30/01   World
   105661    AMERICAN SPEECHES                  6/15/91  Exclusive License       8/31/97   World
   105671    SPEECHES OF WINSTON CHURCHILL      6/15/91  Exclusive License       8/31/97   World
   105681    PROJECTIONS - MAC FRAMPTON         6/15/91  Exclusive License       Sell Off  World
   105851    FRENCH CONNECTION                  1/15/92  Exclusive License       8/31/97   World
   105901    GLENN MILLER:IN THE MOOD           9/15/91  Non-Exclusive License     2065    World
   105911    TOMMY DORSEY:BOOGIE WOOGIE         9/15/91  Non-Exclusive License     2065    World
   105921    GUY LOMBARDO:AULD LANG SYNE        9/15/91  Non-Exclusive License     2065    World
   105951    THE ENGLISH TUBA                   3/15/92  Exclusive License       8/31/97   World
   107381    WARM VALLEY - JOE HENDERSON        1/15/94  Exclusive License       10/15/96  World
   107411    BACKSTREET                         9/6/94   Exclusive License       9/23/97   World
   107421    DR. BOMBAY                        10/15/94  Exclusive License       9/23/97   World
   108011    BACH'S GREATEST HITS:MAXIPLAY      1/15/86  Non-Exclusive License     2055    World
   108041    MAXI,WAGNER,LISZT, TCHAIKOSKY      7/15/86  Non-Exclusive License     2055    World
   108071    MOZART'S GREATEST HITS:MAXIPLY     2/15/86  Non-Exclusive License     2055    World
   108081    STRAUSS' GREATEST HITS:MAXIPLY     7/15/86  Non-Exclusive License     2055    World
   108091    TCHAIKOVSKY'S GREATEST HITS:MA     7/15/86  Non-Exclusive License     2055    World
   108101    HANDEL'S GREATEST HITS:MAXI        1/15/87  Non-Exclusive License     2055    World
   108111    GREIG'S GREATEST HITS:MAXIPLAY     1/15/87  Non-Exclusive License     2055    World
   108121    BEST OF THE RUSSIANS:MAXIPLAY      1/15/87  Non-Exclusive License     2055    World
   108131    WORLD'S GREATEST OVERTURES:MAX     1/15/87  Non-Exclusive License     2055    World  Extendable at Intersound's Option
-----------------------------------------------------------------------------------------------------------------------------------

                                 Masters Status


-----------------------------------------------------------------------------------------------------------------------------------
item         item                              release   Master Status           Reverts Territory
number       description                       date
-----------------------------------------------------------------------------------------------------------------------------------
   108141    GERSHWINS GREATEST HITS            7/15/87  Non-Exclusive License     2055   World
   108151    MENDELSSOHNS GREATEST HITS         7/15/87  Non-Exclusive License     2055   World
   108161    VIVALDI'S GREATEST HITS            7/15/87  Non-Exclusive License     2055   World
   108171    GREATEST HITS OF 1750              7/15/87  Non-Exclusive License     2055   World
   108181    MOSTLY MOZART;GREATEST HITS        7/15/87  Non-Exclusive License     2055   World
   108191    WORLD'S GREATEST WALTZES           2/15/88  Non-Exclusive License     2055   World
   108201    BEETHOVEN'S GREATEST HITS          2/15/88  Non-Exclusive License     2055   World   Extendable at Intersound's Option
   108211    WORLD'S GREATEST MARCHES           7/15/86  Non-Exclusive License     2055   World
   108221    WORLD'S GREATEST DANCES            2/15/88  Non-Exclusive License     2055   World
   108231    BRAHM'S GREATEST HITS              2/15/88  Non-Exclusive License     2055   World
   108241    CHOPINS GREATESTHITS               6/15/88  Non-Exclusive License     2055   World
   108251    WAGNERS GREATEST HITS              6/15/88  Non-Exclusive License     2055   World
   108261    WORLDS GREATESTVIOLIN CONCERT      6/15/88  Non-Exclusive License     2055   World
   108271    WORLDS GREATEST PIANO CONCERTO     6/15/88  Non-Exclusive License     2055   World
   108281    DVORAKS GREATESTHITS               5/15/88  Non-Exclusive License     2055   World
   108301    WORLDS GREATEST MELODIES           9/15/88  Non-Exclusive License     2055   World
   108311    GREATEST HITS OF TRUMPET           9/15/88  Non-Exclusive License     2055   World
   108321    BEETHOVEN FESTIVAL HITS            5/15/88  Non-Exclusive License     2055   World   Extendable at Intersound's Option
   108331    GREATEST HITS OF THE ORGAN         9/15/88  Non-Exclusive License     2055   World
   108341    CLASSICAL MUSIC FOR PEOPLE         9/15/88  Non-Exclusive License     2055   World
   108351    GREATEST HITS OF ALL               9/15/88  Non-Exclusive License     2055   World   Extendable at Intersound's Option
   108361    AMERICA'S GREATEST HITS            3/15/89  Non-Exclusive License     2055   World
   108371    FRANCE'S GREATEST HITS             3/15/89  Non-Exclusive License     2055   World
   108381    AT THE MOVIES                      3/15/89  Non-Exclusive License     2055   World
   108391    AT THE POPS                        3/15/89  Non-Exclusive License     2055   World
   108441    CHRISTMAS LEGENDS                  6/15/89  Non-Exclusive License     2055   World
   108451    'AT THE OPERA'                     6/15/89  Non-Exclusive License     2055   World   Extendable at Intersound's Option
   108471    MORE CLASS HATE CLASS              6/15/89  Non-Exclusive License     2055   World
   108481    BERLIOZ GREATEST HITS              6/15/89  Non-Exclusive License     2055   World
   108491    'AT THE BALLET'                    6/15/89  Non-Exclusive License     2055   World   Extendable at Intersound's Option
   108501    RUSSIA'S GREATEST HITS             0/15/89  Non-Exclusive License     2055   World   Extendable at Intersound's Option
   108511    VIENNA'S GREATEST HITS             0/15/89  Non-Exclusive License     2055   World
   108521    BIZET'S GREATEST HITS              0/15/89  Non-Exclusive License     2055   World
   108531    WORLD'S GREATEST ENCORES           0/15/89  Non-Exclusive License     2055   World
   108541    WORLD'S GREATEST SYMPHONIES        0/15/89  Non-Exclusive License     2055   World
   108551    GERMANY'S GREATEST HITS            2/15/90  Non-Exclusive License     2055   World
   108561    GREATEST HITS FROM AIDA            2/15/90  Non-Exclusive License     2055   World
   108571    WORLDS GREATEST PIANO MASTERPIECES 2/15/90  Non-Exclusive License     2055   World
   108581    WORLD'S GREATEST CHORUS'           2/15/90  Non-Exclusive License     2055   World
   108591    CHRISTMAS AIRS                     7/15/90  Non-Exclusive License     2055   World
   108601    LA TRAVIATA - GREATEST HITS        6/15/90  Non-Exclusive License     2055   World
   108611    FANTASIA'S GREATEST HITS           6/15/90  Non-Exclusive License     2055   World
   108621    MOZART AT THE MOVIES               6/15/90  Non-Exclusive License     2055   World
   108631    ITALY'S GREATEST HITS              6/15/90  Non-Exclusive License     2055   World
   108641    YOUR FAVORITE MOZART               9/15/90  Non-Exclusive License     2055   World
   108651    CLASSICS FOR LOVERS                9/15/90  Non-Exclusive License     2055   World
   108661    STRAVINSKY'S GREATEST HITS         9/15/90  Non-Exclusive License     2055   World
   108671    SHAKESPERE'S GREATEST HITS         9/15/90  Non-Exclusive License     2055   World
   108681    GREATEST HITS OF THE BAROQUE       1/15/91  Non-Exclusive License     2055   World
   108691    ENGLAND'S GREATEST HITS            1/15/91  Non-Exclusive License     2055   World
   108701    SCHUBERT'S GREATEST HITS           6/15/91  Non-Exclusive License     2055   World
   108711    HAYDN'S GREATEST HITS              6/15/91  Non-Exclusive License     2055   World
   108721    LISZT'S GREATEST HITS              6/15/91  Non-Exclusive License     2055   World
   108731    OPERA AT THE MOVIES                6/15/91  Non-Exclusive License     2055   World
   108741    SCOTT JOPLIN:ROBERT STRICKLAND     6/15/91  Non-Exclusive License     2055   World
   108751    OPERA FOR PEOPLE WHO HATE OPERA    2/15/92  Non-Exclusive License     2055   World
   108761    SALONS GREATEST HITS               2/15/92  Non-Exclusive License     2055   World
   108771    VERDI'S GREATEST HITS              2/15/92  Non-Exclusive License     2055   World   Extendable at Intersound's Option
   108781    RACHMANINOFF GREATEST HITS         2/15/92  Non-Exclusive License     2055   World
   108791    WORLD'S GREATEST LOVE THEMES       7/15/92  Non-Exclusive License     2055   World
   108801    WORLD'S GREATEST HERORS            7/15/92  Non-Exclusive License     2055   World
   108811    RAVEL'S GREATEST HITS              7/15/92  Non-Exclusive License     2055   World
   108821    PROKOVIEF'S GREATEST HITS          7/15/92  Non-Exclusive License     2055   World
   109011    THE BASIC BAROQUE                  3/15/89  Non-Exclusive License     2055   World
   109021    THE BASIC GERSHWIN                 3/15/89  Non-Exclusive License     2055   World
   109031    THE BASIC TCHAIKOVSKY              3/15/89  Non-Exclusive License     2055   World
   109041    THE BASIC STRAUSS                  3/15/89  Non-Exclusive License     2055   World
   109051    THE BASIC OVERTURES                3/15/89  Non-Exclusive License     2055   World
   109061    THE BASIC MOZART                   3/15/89  Non-Exclusive License     2055   World
   109071    THE BASIC BEETHOVEN                3/15/89  Non-Exclusive License     2055   World
   109081    THE BASIC MARCHES                  3/15/89  Non-Exclusive License     2055   World
   109091    THE BASIC BACH                     3/15/89  Non-Exclusive License     2055   World
-----------------------------------------------------------------------------------------------------------------------------------

                                 Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item         item                              release   Master Status           Reverts Territory
number       description                       date
-----------------------------------------------------------------------------------------------------------------------------------
   109101    BACH:BRANDENBURG CONCERTI          3/15/89  Non-Exclusive License     2055       World
   109111    THE BASIC HANDEL                   1/15/90  Non-Exclusive License     2055       World
   109121    THE BASIC DANCES                   1/15/90  Non-Exclusive License     2055       World
   109131    THE BASIC BRAHMS                   1/15/90  Non-Exclusive License     2055       World
   109141    THE BASIC DVORAK                   1/15/90  Non-Exclusive License     2055       World
   109151    THE BASIC PIANO CONCERTOS          1/15/90  Non-Exclusive License     2055       World
   109161    THE BASIC VIOLIN CONCERTOS         1/15/90  Non-Exclusive License     2055       World
   109171    THE BASIC TCHAIKOVSKY BALLETS      1/15/90  Non-Exclusive License     2055       World
   109181    THE BASIC CHOPIN                   1/15/90  Non-Exclusive License     2055       World
   109191    THE ESSENTIAL BRAHMS               5/15/90  Non-Exclusive License     2055       World
   109201    ESSENTIAL OPERA OVERTURES          5/15/90  Non-Exclusive License     2055       World
   109211    THE BASIC MENDELSSOHN              5/15/90  Non-Exclusive License     2055       World
   109221    MOZART - BASIC STRING SERENADE     5/15/90  Non-Exclusive License     2055       World
   109231    BEETH:SYM 4/7:ENGLISH PHILHARM     7/15/90  Non-Exclusive License     2055       World
   109241    MOZART CONCERTOS                   7/15/90  Non-Exclusive License     2055       World
   109251    BEETH:PIANO CONCERTOS 3/5          7/15/90  Non-Exclusive License     2055       World
   109261    BRAHMS SYM 2/3, ACADEMIC           7/15/90  Non-Exclusive License     2055       World
   109271    MENDELSSOHN/BRAHMS VIOLIN CONC     7/15/90  Non-Exclusive License     2055       World
   109281    TCHAIK:SYM 4/PIANO CON 1/1812      7/15/90  Non-Exclusive License     2055       World
   109291    THE BASIC GRIEG;ENGLISH PHIL       7/15/90  Non-Exclusive License     2055       World
   109301    THE BASIC HAYDN;ENGLISH PHIL       7/15/90  Non-Exclusive License     2055       World
   109311    ROSSINI OVERTURES                  3/15/91  Non-Exclusive License     2055       World
   109321    BEETHOVEN SONATAS                  3/15/91  Non-Exclusive License     2055       World
   109331    STRAVINSKY                         3/15/91  Non-Exclusive License     2055       World
   109341    BEETHOVEN SYMPHONIES 6 & 7         3/15/91  Non-Exclusive License     2055       World
   109361    BASIC WAGNER                       7/15/91  Non-Exclusive License     2055       World
   109371    THE BASIC BIZET                    7/15/91  Non-Exclusive License     2055       World
   109381    THE BASIC BALLET                   7/15/91  Non-Exclusive License     2055       World
   109391    THE BASIC RAVEL                   11/15/91  Non-Exclusive License     2055       World
   109401    THE BASIC MOZART SYMPHONIES       11/15/91  Non-Exclusive License     2055       World
   109411    THE BASIC SEASONS                 11/15/91  Non-Exclusive License     2055       World
   109421    THE BASIC DANCES OF EUROPE        11/15/91  Non-Exclusive License     2055       World
   109431    THE BASIC LISZT                    6/15/92  Non-Exclusive License     2055       World
   109441    THE BASIC BRAHMS PIANO CONCERT     6/15/92  Non-Exclusive License     2055       World
   109451    THE BASIC TCHAIK SYM. 2 & 4        6/15/92  Non-Exclusive License     2055       World
   109461    THE BASIC SCHUBERT                 6/15/92  Non-Exclusive License     2055       World
   109471    THE BASIC SYMPHONIES               4/15/93  Non-Exclusive License     2055       World
   109481    THE BASIC CHORUSES                 4/15/93  Non-Exclusive License     2055       World
   109901    DECK THE HALLS 2 DISC SET          7/15/92  Non-Exclusive License     2055       World
   109911    WORLD'S GREATEST CAROLS (2DISC     7/15/92  Non-Exclusive License     2055       World
   110111    SENTIMENTAL JOURNEY 2 DISC SET     8/15/91  Non-Exclusive License     2055       World
   110121    ROARING 20'S   2 DISC SET          8/15/91  Non-Exclusive License     2055       World
   110131    FABULOUS 30'S  2 DISC SET          8/15/91  Non-Exclusive License     2055       World
   110141    BIG BAND THEMES  2 DISC SET        8/15/91  Non-Exclusive License     2055       World
   110171    FERANTE AND TEICHER SET                     Exclusive License        7/1/96      World
   110241    GLENN MILLER: 2 DISC SET           3/15/93  Non-Exclusive License     2055       World
   110251    BENNY GOODMAN: 2 DISC SET          3/15/93  Non-Exclusive License     2055       World
   110261    TOMMY DORSEY: 2 DISC SET           3/15/93  Non-Exclusive License     2055       World
   110321    CLASSICS FOR LOVERS               11/16/96  Non-Exclusive License     2055       World
   110351    THE KINGS OF SWING (4 DISC)        1/15/96  Non-Exclusive License     2055       World
   110401    THE BIG BANDS (4 DISC SET)         1/15/96  Non-Exclusive License     2047       World
   110451    THE WAR YEARS (4 DISC SET)         1/15/96  Non-Exclusive License     2047       World
   110501    THE GREAT ENTERTAINERS (4 DISC     8/15/93  Non-Exclusive License     2055       World
   110751    CLASSICAL MUSIC FOR PEOPLE WHO    12/15/93  Non-Exclusive License     2065       World
   110901    THE GREAT ENTERTAINERS:4 DISC      1/15/96  Non-Exclusive License     2047       World
   111051    BELLAMY BROS:20 YEARS              8/15/94  Exclusive License       8/14/96  U.S. & Canada
   112011    COMPLETE BEETHOVEN SYMPHONIES      5/15/92  Non-Exclusive License     2055       World
   112021    MOZART FESTIVAL                    5/15/92  Non-Exclusive License     2055       World
   112031    TCHAIKOVSKY FESTIVAL               5/15/92  Non-Exclusive License     2055       World
   112041    MELODIES OF THE CLASSICS           6/15/92  Non-Exclusive License     2055       World
   112051    HANDEL'S GREATEST HITS 4 DISC      8/15/92  Non-Exclusive License     2055       World
   112061    PIANO MASTERPIECES 4 DISC SET      8/15/92  Non-Exclusive License     2055       World
   112071    JOY TO THE WORLD(5 DISC SET)       8/15/92  Non-Exclusive License     2055       World
   112081    BAROQUE FESTIVAL:4 DISC SET       12/15/92  Non-Exclusive License     2055       World
   112091    BRAHMS FESTIVAL: 4 DISC SET       12/15/92  Non-Exclusive License     2055       World
   112101    CLASSICS FOR LOVERS                5/15/93  Non-Exclusive License     2055       World
   112111    CLASSICS GO TO THE MOVIES          5/15/93  Non-Exclusive License     2055       World
   112121    CLASSICAL MUSIC FOR PEOPLE:4CD     2/15/94  Non-Exclusive License     2055       World
   112131    OPERA FOR PEOPLE WHO HATE:4 CD     2/15/94  Non-Exclusive License     2055       World
   112141    CHOPIN: 4 DISC SET                 4/15/95  Non-Exclusive License     2055       World
   112151    GREAT ORCHESTRAL MASTERPIECES      4/15/95  Non-Exclusive License     2055       World
   112161    WORLD'S GREATEST CONCERTOS:5 D     6/15/96  Non-Exclusive License     2055       World
-----------------------------------------------------------------------------------------------------------------------------------

                                 Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item         item                              release   Master Status           Reverts Territory
number       description                       date
-----------------------------------------------------------------------------------------------------------------------------------
   112171    WORLD'S GREATEST SYMPHONIES:5D     6/15/96  Non-Exclusive License     2055    World
   112181    GREAT MELODIES OF CLASSICS:4 D     6/15/97  Non-Exclusive License     2055    World
   112191    ROMANTIC MELODIES CLASSICS:4 D     6/15/97  Non-Exclusive License     2055    World
   112201    CLASSICAL BRUNCH:4 DISC SET        6/17/97  Non-Exclusive License     2055    World
   112211    COFFEEHOUSE CLASSICS:4 DISC SE     6/17/97  Non-Exclusive License     2055    World
   112261    BACHS GREATEST HITS               11/15/92  Non-Exclusive License     2055    World
   112271    STRAUSS GREATEST HITS             11/15/92  Non-Exclusive License     2055    World
   112281    TCHAIKOVSKY'S GREATEST HITS       11/15/92  Non-Exclusive License     2055    World
   112291    VIVALDI'S GREATEST HITS           11/15/92  Non-Exclusive License     2055    World
   112301    BEETHOVEN'S GREATEST HITS         11/15/92  Non-Exclusive License     2055    World
   112311    WORLD'S GREATEST MARCHES          11/15/92  Non-Exclusive License     2055    World
   112321    BRAHMS GREATEST HITS              11/15/92  Non-Exclusive License     2055    World
   112331    BIZET'S GREATEST HITS             11/15/92  Non-Exclusive License     2055    World
   112341    GREAT CHORUSES                    11/15/92  Non-Exclusive License     2055    World
   112351    MOZART & THE MOVIES               11/15/92  Non-Exclusive License     2055    World
   112361    GREAT LOVE THEMES                 11/15/92  Non-Exclusive License     2055    World
   112371    HAYDN'S GREATEST HITS             11/15/92  Non-Exclusive License     2055    World
   112381    VERDI'S GREATEST HITS             11/15/92  Non-Exclusive License     2055    World
   112391    1812 OVERTURE - TCHAIKOVSKY       11/15/92  Non-Exclusive License     2055    World
   112401    RAVEL: BOLERO                     11/15/92  Non-Exclusive License     2055    World
   112411    MOZART'S GREATEST HITS            11/15/92  Non-Exclusive License     2055    World
   112421    WORLD'S GREATEST ENCORES          11/15/92  Non-Exclusive License     2055    World
   112431    GREAT ORCHESTRAL MARCHES          11/15/92  Non-Exclusive License     2055    World
   112441    BEETHOVEN SYMPHONY #9             11/15/92  Non-Exclusive License     2055    World
   112451    TCHAIKOVSKY: NUTCRACKER,SWAN      11/15/92  Non-Exclusive License     2055    World
   112501    MUSICAL ODYSSEY                    8/11/95  Non-Exclusive License     2055    World
   112511    BACH:MAN & HIS MUSIC               7/15/95  Non-Exclusive License     2055    World
   112521    BEETHOVEN:MAN & HIS MUSIC:ENHA     8/11/95  Non-Exclusive License     2055    World
   112531    BAROQUE:MAN & HIS MUSIC:ENHANC     8/11/95  Non-Exclusive License     2055    World
   112541    CHOPIN:MAN & HIS MUSIC:ENHANCE     8/11/95  Non-Exclusive License     2055    World
   112551    CLASSICS FOR LOVERS:ENHANCED       8/11/95  Non-Exclusive License     2055    World
   112561    TCHAIK:MAN & HIS MUSIC:ENHANCE     8/11/95  Non-Exclusive License     2055    World
   112571    MOZART-MAN & MUSIC-ENHANCED CD     8/11/95  Non-Exclusive License     2055    World
   112581    PIANO MASTERPIECES:ENHANCED        8/11/95  Non-Exclusive License     2055    World
   112591    PUCCINI:MAN & HIS MUSIC:ENHANC     8/11/95  Non-Exclusive License     2055    World
   112601    STRAUSS:MAN & HIS MUSIC:ENHANC     8/11/95  Non-Exclusive License     2055    World
   113011    BEETHOVEN SYMPHONIES (FRENCH)      9/15/92  Non-Exclusive License     2055    World
   113021    MOZART FESTIVAL (FRENCH)           9/15/92  Non-Exclusive License     2055    World
   113031    TCHAIKOVSKY FESTIVAL (FRENCH)      9/15/92  Non-Exclusive License     2055    World
   113041    CLASSIQUE MELODIES (FRENCH)        9/15/92  Non-Exclusive License     2055    World
   113051    HANDEL FESTIVAL (FRENCH)           9/15/92  Non-Exclusive License     2055    World
   113061    PIANO MASTERPIECES (FRENCH)        9/15/92  Non-Exclusive License     2055    World
   113071    JOY TO THE WORLD (5)(FRENCH)       9/15/92  Non-Exclusive License     2055    World
   113081    FIRST NOEL (FRENCH)                9/15/92  Non-Exclusive License     2055    World
   113091    DECK THE HALLS (FRENCH)            9/15/92  Non-Exclusive License     2055    World
   113101    WHITE CHRISTMAS (FRENCH)           9/15/92  Non-Exclusive License     2055    World
   113111    THE NUTCRACKER (FRENCH)            9/15/92  Non-Exclusive License     2055    World
   113121    SLEIGH RIDE (FRENCH)               9/15/92  Non-Exclusive License     2055    World
   113131    HOLIDAY CLASSICS (FRENCH)          9/15/92  Non-Exclusive License     2055    World
   113141    MESSIAH HIGHLIGHTS (FRENCH)        9/15/92  Non-Exclusive License     2055    World
   113151    JOY TO THE WORLD (FRENCH)          9/15/92  Non-Exclusive License     2055    World
   113161    BAROQUE FESTIVAL (FRENCH)          2/15/93  Non-Exclusive License     2055    World
   113171    BRAHMS FESTIVAL (FRENCH)           2/15/93  Non-Exclusive License     2055    World
   113181    CLASSICS FOR LOVERS-FRENCH         9/15/93  Non-Exclusive License     2055    World
   113191    CLASSICS GO TO THE MOVIES-FREN     9/15/93  Non-Exclusive License     2055    World
   113261    BACH'S GREATEST HITS-FRENCH       12/15/92  Non-Exclusive License     2055    World
   113271    STRAUSS GREATEST HITS-FRENCH      12/15/92  Non-Exclusive License     2055    World
   113281    TCHAIKOVSKY'S GREATEST HITS/FR    12/15/92  Non-Exclusive License     2055    World
   113291    VIVALDI'S GREATEST HITS-FRENCH    12/15/92  Non-Exclusive License     2055    World
   113301    BEETHOVEN'S GREATEST HITS-FREN    12/15/92  Non-Exclusive License     2055    World
   113311    WORLD'S GREATEST MARCHES-FRENC    12/15/92  Non-Exclusive License     2055    World
   113321    BRAHMS GREATEST HITS-FRENCH       12/15/92  Non-Exclusive License     2055    World
   113331    BIZETS GREATEST HITS               2/15/93  Non-Exclusive License     2055    World
   113341    GREAT CHORUSES-FRENCH             12/15/92  Non-Exclusive License     2055    World
   113351    MOZART & THE MOVIES-FRENCH        12/15/92  Non-Exclusive License     2055    World
   113361    GREAT LOVE THEMES-FRENCH          12/15/92  Non-Exclusive License     2055    World
   113371    HAYDN'S GREATEST HITS-FRENCH      12/15/92  Non-Exclusive License     2055    World
   113381    VERDI'S GREATEST HITS-FRENCH      12/15/92  Non-Exclusive License     2055    World
   113391    1812 OVERTURE - FRENCH            12/15/92  Non-Exclusive License     2055    World
   113401    RAVEL: BOLERO - FRENCH            12/15/92  Non-Exclusive License     2055    World
   113411    MOZART'S GREATEST HITS            12/15/92  Non-Exclusive License     2055    World
   113421    WORLD'S GREATEST ENCORES-FRENC    12/15/92  Non-Exclusive License     2055    World
-----------------------------------------------------------------------------------------------------------------------------------

                                 Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item         item                              release   Master Status           Reverts Territory
number       description                       date
-----------------------------------------------------------------------------------------------------------------------------------
   113431    GREAT ORCHESTRAL MARCHES-FRENC    12/15/92  Non-Exclusive License     2055    World
   113441    BEETHOVEN SYM #9 - FRENCH         12/15/92  Non-Exclusive License     2055    World
   113451    TCHAIKOVSKY: NUTCRACKER-FRENCH    12/15/92  Non-Exclusive License     2055    World
   113481    CELEBRATION - FRENCH              12/15/92  Non-Exclusive License     2055    World
   113491    PACHELBEL: CANON - FRENCH         12/15/92  Non-Exclusive License     2055    World
   113501    VIVALDI'S FOUR SEASONS - FRENC    12/15/92  Non-Exclusive License     2055    World
   113511    BOLERO & OTHER FRENCH FAV-FREN    12/15/92  Non-Exclusive License     2055    World
   113521    MOZART'S EINE KLEINE NACH-FREN    12/15/92  Non-Exclusive License     2055    World
   113531    BEETHOVEN'S FIFTH - FRENCH        12/15/92  Non-Exclusive License     2055    World
   113541    MUSIC OF THE STRAUSS FAMILY-FR    12/15/92  Non-Exclusive License     2055    World
   113551    CLASSIC FILM MUSIC-FRENCH         12/15/92  Non-Exclusive License     2055    World
   113561    MOZART'S PIANO CONCERTO-FRENCH    12/15/92  Non-Exclusive License     2055    World
   113571    BERLIOZ'S SYMPHONIE FANTAS-FRN    12/15/92  Non-Exclusive License     2055    World
   113581    TCHAIK: PIANO CONCERTO 1-FRENC    12/15/92  Non-Exclusive License     2055    World
   113591    CHOPIN'S 2ND PIANO CON-FRENCH     12/15/92  Non-Exclusive License     2055    World
   113601    BRAHMS 4TH SYM - FRENCH           12/15/92  Non-Exclusive License     2055    World
   113611    BEETHOVEN'S 9TH - FRENCH          12/15/92  Non-Exclusive License     2055    World
   113621    ORFF'S CARMINA BURANA-FRENCH      12/15/92  Non-Exclusive License     2055    World
   113631    DEBUSSY'S LA MER - FRENCH         12/15/92  Non-Exclusive License     2055    World
   113641    STRAVINSKY'S RITE OF SPRING-FR    12/15/92  Non-Exclusive License     2055    World
   113651    DVORAK'S 9TH SYM-FRENCH           12/15/92  Non-Exclusive License     2055    World
   113661    RACHMANINOFF PIANO CON-FRENCH     12/15/92  Non-Exclusive License     2055    World
   113671    CLASSICS FOR LOVERS-FRENCH        12/15/92  Non-Exclusive License     2055    World
   113681    A NIGHT ON BALD MOUNTAIN-FRENC    12/15/92  Non-Exclusive License     2055    World
   113691    CHOPIN'S GREATEST HITS-FRENCH     12/15/92  Non-Exclusive License     2055    World
   113701    GREAT ROMANTIC OVERTURES           4/15/93  Non-Exclusive License     2055    World
   113711    TCHAIKOVSKY 1812 OVERTURE          4/15/93  Non-Exclusive License     2055    World
   114001    ROARING TWENTIES:4 DISC SET        6/15/97  Non-Exclusive License     2055    World
   114051    FABULOUS FORTIES:4 DISC SET        6/15/97  Non-Exclusive License     2055    World
   114101    SUNDAY MORNING W/THE TIMES:3 D     8/16/97  Non-Exclusive License     2055    World
   114181    CLASSICS FOR KIDS:3 DISC SET       6/15/97  Non-Exclusive License     2055    World
   114221    BEST OF BARBERSHOP:3 DISC          7/15/97  Non-Exclusive License     2055    World
   114261    ROMANTIC MELODIES PIANO:4 DISC     1/15/98  Non-Exclusive License     2055    World
   117051    LEGENDS:4 DISC SET                10/15/96  Non-Exclusive License     2055    World
   117251    *WEEKEND CLASSICS:4 DISC SET       8/15/97  Non-Exclusive License     2055    World
   117261    *COFFEHOUSE CLASSICS:4 DISC SE     8/15/97  Non-Exclusive License     2055    World
   117271    *SUNDAY WITH THE TIMES:4 DISC      8/15/97  Non-Exclusive License     2055    World
   117281    *CLASSICS FOR LOVERS:4 DISC SE     8/15/97  Non-Exclusive License     2055    World
   117301    *MUSIC OF THE SEASONS:4 DISC S     8/15/97  Non-Exclusive License     2055    World
   117311    *DRIVE TIME CLASSICS:4 DISC SE     8/15/97  Non-Exclusive License     2055    World
   117321    *BACH AND BAGELS:4 DISC SET        8/15/97  Non-Exclusive License     2055    World
   117331    *JOYEAUX NOEL:4 DISC SET           8/15/97  Non-Exclusive License     2055    World
   120011    *TCHAIKOVSKY:SYMPHONY #5          12/15/87  Non-Exclusive License     2055    World
   120021    WAGNER:OVERTURES                  12/15/87  Non-Exclusive License     2055    World
   120031    STRAUSS:WALTZES                   12/15/87  Non-Exclusive License     2055    World
   120041     GERSHWIN:AN AMERICAN IN PARIS    12/15/87  Non-Exclusive License     2055    World
   120051    *HANDEL:WATER MUSIC               12/15/87  Non-Exclusive License     2055    World
   120061    RIMSKY KORSAKOFF:SCHEREZADE       12/15/87  Non-Exclusive License     2055    World
   120071    GREIG:PEER GYNT;HOLBERG           12/15/87  Non-Exclusive License     2055    World
   120081    SCHUBERT:SYMPHONY #8&#5           12/15/87  Non-Exclusive License     2055    World
   120091    ST SAENS:ORGAN SYMPHONY           12/15/87  Non-Exclusive License     2055    World
   120101    BRAHMS:SYMPHONY #2                12/15/87  Non-Exclusive License     2055    World
   120111    BEETHOVEN SYMPHONY # 7            12/15/87  Non-Exclusive License     2055    World
   120121    TCHAIKOVSKY:SYMPHONY #6           12/15/87  Non-Exclusive License     2055    World
   120131      TCHAIKOVSKY:1812 OVERTURE/DA    12/15/87  Non-Exclusive License     2055    World
   120141    MOZART:SYMPHONY #40/41            12/15/87  Non-Exclusive License     2055    World
   120151    SCHUMANN/CHOPIN:CONCERTOS         12/15/87  Non-Exclusive License     2055    World
   120161     ON PARADE:GREAT MARCHES          12/15/87  Non-Exclusive License     2055    World
   120171     PACHELBEL:KANON AND OTHER BAR     4/15/88  Non-Exclusive License     2055    World
   120181    J.S.BAH:JESU JOY OF MAN'S DE       4/15/88  Non-Exclusive License     2055    World
   120191     THE ENTERTAINER-PIANO RAGS BY     4/15/88  Non-Exclusive License     2055    World
   120201    BACH ORGAN BOOK;BRUNELLE           4/15/88  Non-Exclusive License     2055    World
   120211     VIVALDI:FOUR SEASONS;JAPP SCH     4/15/88  Non-Exclusive License     2055    World
   120221    *RAVEL:BOLERO;OFFENBACH:ORPHEU     4/15/88  Non-Exclusive License     2055    World
   120231    *TCHAIKOVSKY:ROMEO AND JULIET      4/15/88  Non-Exclusive License     2055    World
   120241     MOZART:EINE KLEINE NACTMUSICK     4/15/88  Non-Exclusive License     2055    World
   120251    *BEETHOVEN:SYM #5;ROYAL PROMEN     4/15/88  Non-Exclusive License     2055    World
   120261     CLASSIC OVERATURES:WILLIAM TE     4/15/88  Non-Exclusive License     2055    World
   120271    *TCHAIKOVSKY-NUTCRACKER SUITE      8/15/88  Non-Exclusive License     2055    World
   120281    MUSIC OF THE STRAUSS FAMILY        8/15/88  Non-Exclusive License     2055    World
   120291    *GREIG:PIANO CONCERTO,HOLBERG      8/15/88  Non-Exclusive License     2055    World
   120301    HAYDN:SURPRISE SYMPHONY;MOZART     8/15/88  Non-Exclusive License     2055    World
-----------------------------------------------------------------------------------------------------------------------------------

                                 Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item         item                              release   Master Status           Reverts Territory
number       description                       date
-----------------------------------------------------------------------------------------------------------------------------------
   120311    *WALTZFEST WALTZES BY TCHAIK,S     8/15/88  Non-Exclusive License     2055    World
   120321     GREAT MELODIES FROM THE CLASS     8/15/88  Non-Exclusive License     2055    World
   120331    *MASTER OF THE BAROQUE:BACH/HA     8/15/88  Non-Exclusive License     2055    World
   120341     GREAT OPERA OVERTURES&MARCHES     8/15/88  Non-Exclusive License     2055    World
   120351    BRAHMS:TRAGIC OVERTURE             8/15/88  Non-Exclusive License     2055    World
   120361    *GREAT ORCHESTRAL DANCES:BRAHM     8/15/88  Non-Exclusive License     2055    World
   120371    BACH FAMILY NOTEBOOK               1/15/89  Non-Exclusive License     2055    World
   120381    *THE BAROQUE TRUMPET:BACH,TELE     1/15/89  Non-Exclusive License     2055    World
   120391    HANDEL:CONCERTI GROSSI OP 6        1/15/89  Non-Exclusive License     2055    World
   120401     A LITTLE NIGHT MUSIC              1/15/89  Non-Exclusive License     2055    World
   120411    BEETHOVEN:SYM 2;PIANO CONC 2       1/15/89  Non-Exclusive License     2055    World
   120421    CONCERT ENCORES:STRAUSS,GREIG,     1/15/89  Non-Exclusive License     2055    World
   120431    *GREAT ORCHESTRAL MARCHES          1/15/89  Non-Exclusive License     2055    World
   120441     CLASSIC FILM MUSIC;2001,AMADE     1/15/89  Non-Exclusive License     2055    World
   120451     MEMORIES OF OLD VIENNA:STRAUS     1/15/89  Non-Exclusive License     2055    World
   120461    *BAROQUE BRASS FESTIVAL:VIVALD     1/15/89  Non-Exclusive License     2055    World
   120471     MOZART:PIANO CONCERTO #21         8/15/89  Non-Exclusive License     2055    World
   120481    *GERSHWIN 'PORGY AND BESS'         8/15/89  Non-Exclusive License     2055    World
   120491    MENDELSSOHN:SYMPHONY NO.4          8/15/89  Non-Exclusive License     2055    World
   120501    BERLIOZ:SYMPHONY FASTASTIQUE       8/15/89  Non-Exclusive License     2055    World
   120511     TCHAIKOVSKY:PIANO CONCERTO #1     8/15/89  Non-Exclusive License     2055    World
   120521    *BIZET:CARMEN SUITES               8/15/89  Non-Exclusive License     2055    World
   120531    BEETHOVEN:SYMPHONY NO. 3           8/15/89  Non-Exclusive License     2055    World
   120541    *WORLD'S GREATEST MARCHES          8/15/89  Non-Exclusive License     2055    World
   120551    *LIGHT CAVALRY/GREAT ROMANTIC      8/15/89  Non-Exclusive License     2055    World
   120561    BRAHM'S SYMPHONY #4                8/15/89  Non-Exclusive License     2055    World
   120581    TCHAIKOVSKY: SYMPHONY #4           8/15/90  Non-Exclusive License     2055    World
   120591    MOZART: SYMPHONIES 35 & 40         8/15/90  Non-Exclusive License     2055    World
   120611    *BEETHOVEN: SYMPHONY #9            8/15/90  Non-Exclusive License     2055    World
   120641    *BRAHMS VIOLIN CONCERTO            8/15/90  Non-Exclusive License     2055    World
   120651    BEETHOVEN PIANO CONCERTO 5         8/15/90  Non-Exclusive License     2055    World
   120661    TWELVE DAYS IN DECEMBER            8/15/90  Non-Exclusive License     2055    World
   120671    A CLASSIC CHRISTMAS                8/15/90  Non-Exclusive License     2055    World
   120681    SILENT NIGHT                       8/15/90  Non-Exclusive License     2055    World
   120691    'HALLELUJAH'                       8/15/90  Non-Exclusive License     2055    World
   120701    CHRISTMAS BRASS                    8/15/90  Non-Exclusive License     2055    World
   120711    CAROLS FOR CHRISTMAS               8/15/90  Non-Exclusive License     2055    World
   120721    BEETHOVEN: SYMPHONY 4 & 8          2/15/91  Non-Exclusive License     2055    World
   120731    MENDELSSOHN VIOLIN CONCERTO        2/15/91  Non-Exclusive License     2055    World
   120741    *ORFF - CARMINA BURANA             2/15/91  Non-Exclusive License     2055    World
   120751    DVORAK SLAVONIC DANCES             2/15/91  Non-Exclusive License     2055    World
   120761    *DEBUSSY LA MER, PRELUDE FAUN      2/15/91  Non-Exclusive License     2055    World
   120771    STRAVINSKY:LA SACRE DU PRINTEM     5/15/91  Non-Exclusive License     2055    World
   120781    *TRUMPET CONCERTOS                 5/15/91  Non-Exclusive License     2055    World
   120791    MOZART: SYMPHONIES 36 & 39         5/15/91  Non-Exclusive License     2055    World
   120801    MOZART: HORN CONCERTOS             5/15/91  Non-Exclusive License     2055    World
   120811    BEETHOVEN: SYM 6, EGMONT           5/15/91  Non-Exclusive License     2055    World
   120821    *PASS IN REVIEW                    5/15/91  Non-Exclusive License     2055    World
   120831    *BACH:BRANDENBERG CON 1-3         11/15/91  Non-Exclusive License     2055    World
   120841    *BACH:BRANDENBERGH CON 4-6        11/15/91  Non-Exclusive License     2055    World
   120851    *DVORAK'S NINTH                   11/15/91  Non-Exclusive License     2055    World
   120861    *RACHMANINOFF'S 2ND PIANO CON     11/15/91  Non-Exclusive License     2055    World
   120871    BRAHMS SYMPHONY NO. 1             11/15/91  Non-Exclusive License     2055    World
   120881    *CLASSICS FOR LOVERS              11/15/91  Non-Exclusive License     2055    World
   120891    *A NIGHT ON BALD MOUNTAIN         11/15/91  Non-Exclusive License     2055    World
   120901    CHOPIN'S PIANO CONCERTO NO. 1     11/15/91  Non-Exclusive License     2055    World
   120911    *HIGHLIGHTS FROM AIDA             11/15/91  Non-Exclusive License     2055    World
   120921    *WORLD'S GREATEST CHORUSES        11/15/91  Non-Exclusive License     2055    World
   120931    DEBUSSY: FRANCK                    3/23/92  Non-Exclusive License     2055    World
   120941    MOZART: SINFONIA CONCERTANTE       3/23/92  Non-Exclusive License     2055    World
   120951    SERENADE FOR STRINGS               3/23/92  Non-Exclusive License     2055    World
   120961    *ROMEO & JULIET                    3/23/92  Non-Exclusive License     2055    World
   120971    *VIVE LA FRANCE                    3/23/92  Non-Exclusive License     2055    World
   120981    *BEETHOVEN - SONATAS               3/23/92  Non-Exclusive License     2055    World
   120991    BARTOK - PETROUSKA                 8/15/92  Non-Exclusive License     2055    World
   121001    WORLDS GREAT BALLETS               8/15/92  Non-Exclusive License     2055    World
   121011    *CELEBRATION!                      8/15/92  Non-Exclusive License     2055    World
   121021    HAYDN                              8/15/92  Non-Exclusive License     2055    World
   121031    MOZART: SYM 40 & 41                4/15/93  Non-Exclusive License     2055    World
   121041    *OPERA AT THE MOVIES               4/15/93  Non-Exclusive License     2055    World
   121051    LISZT:GREIG - PIANO CONCERTOS      4/15/93  Non-Exclusive License     2055    World
   122011    ART OF THE BAROQUE                 1/15/93  Non-Exclusive License     2055    World
-----------------------------------------------------------------------------------------------------------------------------------

                                 Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item         item                              release   Master Status           Reverts Territory
number       description                       date
-----------------------------------------------------------------------------------------------------------------------------------
   122021    ART OF BACH                        1/15/93  Non-Exclusive License     2055    World
   122031    ART OF MOZART                      1/15/93  Non-Exclusive License     2055    World
   122041    ART OF BEETHOVEN                   1/15/93  Non-Exclusive License     2055    World
   122051    ART OF SYMPHONY                    1/15/93  Non-Exclusive License     2055    World
   122061    ART OF THE CONCERTO                1/15/93  Non-Exclusive License     2055    World
   122071    ART OF TCHAIKOVSKY                 1/15/93  Non-Exclusive License     2055    World
   122081    ART OF BRAHMS                      3/15/93  Non-Exclusive License     2055    World
   122091    ART OF DANCE                       3/15/93  Non-Exclusive License     2055    World
   122101    ART OF THE OVERTURE                3/15/93  Non-Exclusive License     2055    World
   122131    MENUS: FRANCE                     10/15/93  Non-Exclusive License     2055    World
   122141    MENUS: GERMANY                    11/15/93  Non-Exclusive License     2055    World
   122151    MENUS: ITALY                      10/15/93  Non-Exclusive License     2055    World
   122161    MENUS: GREECE                     11/15/93  Non-Exclusive License     2055    World
   122171    MENUS: SPAIN                      11/15/93  Non-Exclusive License     2055    World
   122181    MENUS: CARIBBEAN                  11/15/93  Non-Exclusive License     2055    World
   122191    MENUS: CHINA                      11/15/93  Non-Exclusive License     2055    World
   122201    MENUS: SWITZERLAND                11/15/93  Non-Exclusive License     2055    World
   122211    MENUS: MEXICO                     11/15/93  Non-Exclusive License     2055    World
   122221    MENUS: ISRAEL                     11/15/93  Non-Exclusive License     2055    World
   125001    CLASSICAL TREASURY:20 CD'S         7/15/95  Non-Exclusive License     2055    World
   125011    GREGORIAN CHANT:RENAISSANCE MU     9/16/96  Non-Exclusive License     2055    World
   125021    BAROQUE:HANDEL MESSIAH             9/16/96  Non-Exclusive License     2055    World
   125031    BAROQUE:BACH:TOCATA & FUGUE        9/16/96  Non-Exclusive License     2055    World
   125041    BAROQUE:VIVADLI:THE FOUR SEASO     9/16/96  Non-Exclusive License     2055    World
   125051    MOZART EINE KLEINE NACTMUSIC       9/16/96  Non-Exclusive License     2055    World
   125061    MOZART:THE MARRIAGE OF FIGARO      9/16/96  Non-Exclusive License     2055    World
   125071    MOZART:PIANO CONCERTO #21          9/16/96  Non-Exclusive License     2055    World
   125081    BEETHOVEN:EGMONT OVERTURE          9/16/96  Non-Exclusive License     2055    World
   125091    BEETHOVEN:MOONLIGHT SONATA         9/16/96  Non-Exclusive License     2055    World
   125101    BEETHOVEN:EMPEROR CONCERTO         9/16/96  Non-Exclusive License     2055    World
   125111    HAYDN:SYMPHONY NOS 94,100,104      9/16/96  Non-Exclusive License     2055    World
   125121    SCHUBERT:SYM #8                    9/16/96  Non-Exclusive License     2055    World
   125131    ROSSINI:THE BARBER OF SEVILLE      9/16/96  Non-Exclusive License     2055    World
   125141    WAGNER;RIDE OF THE VALKYRIES       9/16/96  Non-Exclusive License     2055    World
   125151    BIZET:CARMEN SUITE                 9/16/96  Non-Exclusive License     2055    World
   125161    TCHAIKOVSKY:THE NUTCRACKER SUI     9/16/96  Non-Exclusive License     2055    World
   125171    DVORAK:SYMPHONY NO. 9              9/16/96  Non-Exclusive License     2055    World
   125181    STRAUSS:RACHMANINOFF               9/16/96  Non-Exclusive License     2055    World
   125191    RAVEL:BOLERO DEBUSSY               9/16/96  Non-Exclusive License     2055    World
   125201    COPLAND & BERNSTEIN                9/16/96  Non-Exclusive License     2055    World
   125211    MOZART:REQUIEM MASS HIGHLIGHTS     9/16/96  Non-Exclusive License     2055    World
   125221    BEETHOVEN:SYMPHONY NO. 5           9/16/96  Non-Exclusive License     2055    World
   125231    CHOPIN:HIGHLIGHTS 24 PRELUDES      9/16/96  Non-Exclusive License     2055    World
   125241    VERDI:RIGOLETTO,AIDA,TROVATORE     9/16/96  Non-Exclusive License     2055    World
   125251    STRAUSS JR:BLUE DANUBE,EMPEROR     9/16/96  Non-Exclusive License     2055    World
   125261    BRAHMS:SYMPHONY NO. 3              9/16/96  Non-Exclusive License     2055    World
   125271    MOUSSORGSKY:PROKOFIEV              9/16/96  Non-Exclusive License     2055    World
   125281    TCHAIKOVSKY:SERENADE FOR STRIN     9/16/96  Non-Exclusive License     2055    World
   125291    BARTOK/STRAVINSKY/GERSHWIN         9/16/96  Non-Exclusive License     2055    World
   125301    ORFF:CARMINA BURANA                9/16/96  Non-Exclusive License     2055    World
   125311    BEETHOVEN:SYM NO. 6                8/15/97  Non-Exclusive License     2055    World
   125321    NIKOLAI RIMSKY-KORSAKOFF           8/15/97  Non-Exclusive License     2055    World
   125331    TCHAIK:ROMEO & JULIET              8/15/97  Non-Exclusive License     2055    World
   125341    GRIEG:PIANO CONCERTO               8/15/97  Non-Exclusive License     2055    World
   130001    MASTERS-MOZART                              Non-Exclusive License     2055    World
   130051    MASTERS-BACH                                Non-Exclusive License     2055    World
   130101    MASTERS-BEETHOVEN                           Non-Exclusive License     2055    World
   130151    MASTERS-TCHAIKOVSKY                         Non-Exclusive License     2055    World
   130191    MOZART VIOLIN CONCERTOS 4&5      DELETE     Non-Exclusive License     2055    World
   130201    MASTER-BAROQUE                              Non-Exclusive License     2055    World
   130251    MASTERS-VARIOUS                             Non-Exclusive License     2055    World
   130301    MASTER-VARIOUS                              Non-Exclusive License     2055    World
   130351    MASTERS-MOVIES                              Non-Exclusive License     2055    World
   130601    MASTERS-SYMPHONIES                 7/15/91  Non-Exclusive License     2055    World
   130651    MUSIC'S MAGICAL MOMENTS 4 DISC     7/15/91  Non-Exclusive License     2055    World
   130701    GREAT ORCHESTRAL DANCES 4 DISC     7/15/91  Non-Exclusive License     2055    World
   130751    WORLD'S GREAT OVERTURE 4 DISC      7/15/91  Non-Exclusive License     2055    World
   130801    WORLD'S GRT COMPOSERS-10 DISC      9/15/93  Non-Exclusive License     2055    World
   130911    WORLD'S GRT SYMPHONIES-10 DISC     9/15/93  Non-Exclusive License     2055    World
   131021    AMERICAN FESTIVAL                DELETE     Non-Exclusive License     2055    World
   131091    BERNSTEIN-COMPLETE SOLO PIANO    DELETE     Non-Exclusive License     2055    World
   131771    CHOPIN-WALTZES-ARTHUR LIMA       DELETE     Non-Exclusive License     2055    World
-----------------------------------------------------------------------------------------------------------------------------------

                                 Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item         item                              release   Master Status           Reverts Territory
number       description                       date
-----------------------------------------------------------------------------------------------------------------------------------
  131831 COPLAND-PIANO MUSIC-JAMES TOCO  DELETE     Non-Exclusive License    2055       World
  131981 NEW YORK, NEW YORK-NYCGMC       DELETE     Non-Exclusive License    2055       World
  132131 BACH-BRANDENBURG CONCERTOS456   DELETE     Non-Exclusive License    2055       World
  132141 VIVALDI-FOUR SEASONS            DELETE     Non-Exclusive License    2055       World
  132181 GREAT BAROQUE ALLEGROS          DELETE     Non-Exclusive License    2055       World
  132251 MOZART-SONATAS-KUIJKEN          DELETE     Non-Exclusive License    2055       World
  132371 DVRAK-AMERICAN QUARTET          DELETE     Non-Exclusive License    2055       World
  132441 GERSHWIN PIANO CONCERTO         DELETE     Non-Exclusive License    2055       World
  132491 COUPERIN-CONCERTS ROYAUX        DELETE     Non-Exclusive License    2055       World
  132541 COUPERIN-APOTHEOSE LULLY-COREL  DELETE     Non-Exclusive License    2055       World
  132871 GREGORIAN CHANTS-RUHLAND        DELETE     Non-Exclusive License    2055       World
  132891 SCARLATTI-SONATAS-LEONHARDT     DELETE     Non-Exclusive License    2055       World
  133021 TANEYEV-SUITE DE CONCERT        DELETE     Non-Exclusive License    2055       World
  133211 I GOT PLENTY OF GERSHWIN        DELETE     Non-Exclusive License    2055       World
  134001 TUNES FROM THE TOONS             10/15/91  Non-Exclusive License    2055       World
  134011 THE JOSEPHINE BAKER STORY         1/15/92  Non-Exclusive License    2055       World
  134031 AND GOD SING PRAISE               3/15/92  Non-Exclusive License    2055       World
  134041 OLD MILL STREAM-BARBERSHOP WIN    3/15/92  Exclusive License       1/1/01      World
  134051 BEGIN THE BEGUINE-ARTIE SHAW      3/23/92  Non-Exclusive License    2055       World
  134061 ADIOS MUCHACHOS-XAVIER CUGAT      3/23/92  Non-Exclusive License    2055       World
  134071 GAY CABALLERO-FRANK CRUMIT        3/23/92  Non-Exclusive License    2055       World
  134081 MOTEN SWING - ANDY KIRK           3/15/92  Non-Exclusive License    2055       World
  134121 MACDOWELL CONCERTOS               4/15/92  Exclusive License      8/31/97      World
  134131 COPLAND & DISCIPLES               4/15/92  Exclusive License      8/31/97      World
  134141 DANIEL DOMB CELLO PROJECT         3/23/92  Exclusive License      8/31/97      World
  134161 GILBERT/SULLIVAN: MIKADO          7/15/92  Non-Exclusive License    2055       World
  134171 GILBERT/SULLIVAN:YEOMAN OF GUA    7/15/92  Non-Exclusive License    2055       World
  134181 BENNY GOODMAN                     8/15/92  Non-Exclusive License    2055       World
  134191 FAT WALLER                        8/15/92  Non-Exclusive License    2055       World
  134201 JELLY ROLL MORTON                 8/15/92  Non-Exclusive License    2055       World
  134211 BILLIE HOLIDAY                    8/15/92  Non-Exclusive License    2055       World
  134221 BEST OF THE HONKY TONK PIANO      8/15/92  Exclusive License      8/31/97      World
  134231 BAROQUE BEATLES                   8/15/92  Exclusive License      8/31/97      World
  134241 ART FERRANTE-MUSICAL JEMS        10/15/92  Exclusive License      Sell Off     World
  134251 MY FAIR LADY                      8/15/92  Exclusive License      8/31/97      World
  134341 MOZART:PIANO CONERTOS VOL 2      10/15/92  Exclusive License      8/31/97      World
  134391 SATIES GREATEST HITS              4/15/93  Exclusive License      8/31/97      World
  134411 TCHAIKOVSKY: PIANO CON 1&2 HAN    4/15/93  Exclusive License      8/31/97      World
  134421 PROKOFIEV:VIOLIN CONC;KIM-FREE    4/15/93  Exclusive License      8/31/97      World
  134431 SPIRITUALS(WARFIELD/ARPIN)        5/15/93  Exclusive License      8/31/97      World
  134441 BEST OF BAGPIPES (VARIOUS)        5/15/93  Exclusive License      8/31/97      World
  134451 MOZART:PIANO CON.V.3 HAN/FREE     5/15/93  Exclusive License      8/31/97      World
  134471 MARIAN ANDERSON - TRIBUTE TO      5/15/93  Exclusive License      8/31/97      World
  134481 HAYDN:KEYBOARD CONCERTOS VOL 1    8/15/93  Exclusive License      8/31/97      World
  134491 RACHMANINOFF: SYM NO.2            8/15/93  Exclusive License      8/31/97      World
  134511 GILBERT & SULLIVAN:IOLANTHE       8/15/93  Non-Exclusive License    2055       World
  134521 GILBERT & SULLIVAN:THE GONDOLI    8/15/93  Non-Exclusive License    2055       World
  134531 SWEET GEORGIA BROWN               8/15/93  Exclusive License       1/1/01      World
  134541 MAZELTOV                          8/15/93  Exclusive License      8/31/97      World
  134601 GILBERT&SULLIVAN GH:ROCHESTER     8/15/93  Non-Exclusive License    2055       World
  134611 HAYDN:LORD NELSON MASS            9/15/93  Exclusive License      8/31/97      World
  134621 MOZART: REQUIEM                   9/15/93  Exclusive License      8/31/97      World
  134631 PROKOFIEV & TCHAIK:PIANO CONCE    9/15/93  Exclusive License      8/31/97      World
  134641 SCHUMANN:PIANO CONCERTO & CARN    9/15/93  Exclusive License      8/31/97      World     Extendable at Intersound's Option
  134661 BEETHOVEN:PIANO CON. 1 & 2        9/15/93  Exclusive License       5/1/98      World     Extendable at Intersound's Option
  134671 BEETHOVEN:PIANO CON. 3 & 4        9/15/93  Exclusive License       5/1/98      World
  134681 BEETHOVEN: PIANO CON. 5           9/15/93  Exclusive License       5/1/98      World     Extendable at Intersound's Option
  134711 MOZART:PIANO CONCERTOS VOL IV     1/15/94  Exclusive License      8/31/97      World
  134721 LIZST:SCHUBERT LIEDER,VOL. 1     10/15/93  Exclusive License      8/31/97      World
  134731 MOZART:HAYDN:HANDEL:OBOE CONCE    1/15/94  Exclusive License      8/31/97      World
  134751 MOZART:COMPLETE WORKS FOR TWO     2/15/94  Exclusive License      8/31/97      World
  134761 STARS & STRIPES: BARBERSHOP       2/15/94  Exclusive License       1/1/97      World
  134791 PROKOFIEV VIOLIN CONCERTO NO.1    2/15/94  Exclusive License      8/31/97      World
  134861 20 LEGENDARY SOPRANOS             2/15/94  Exclusive License      8/31/97      World
  134871 MOZART:VIOLIN PIANO CON #27       4/15/94  Exclusive License      8/31/97      World
  134881 BRAHMS:PIANO CONCERTO NO. 1       4/15/94  Exclusive License      8/31/97      World     Extendable at Intersound's Option
  134911 FRENCH PIANO ALBUM                4/15/94  Exclusive License      8/31/97      World     Extendable at Intersound's Option
  134971 GREGORIAN CHANTS                  4/15/94  Exclusive License      8/31/97      World     Extendable at Intersound's Option
  134981 HYMNS OF FAITH:MORMAN TABERNAC    5/15/94  Exclusive License     Sell Off  United States Extendable at Intersound's Option
  134991 2 STEINWAYS ON BROADWAY           4/15/94  Exclusive License      8/31/97      World     Extendable at Intersound's Option
-----------------------------------------------------------------------------------------------------------------------------------

                                 Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item         item                              release   Master Status           Reverts Territory
number       description                       date
-----------------------------------------------------------------------------------------------------------------------------------
  135031 SUNSET BLVD:ARPIN,LONDON POPS     6/15/94  Exclusive License      8/31/97      World     Extendable at Intersound's Option
  135041 48TH HIGHLANDERS:WORLDS GRT HY    7/15/94  Exclusive License      8/31/97      World
  135071 MENDELSSOHN:PIANO CONCERTOS      10/15/94  Non-Exclusive License    2055       World
  135081 MOZART:PIANO CONCERTO VOL.5      10/15/94  Non-Exclusive License    2055       World
  135091 MENDELSSOHN:VIOLIN CONCERTO      10/15/94  Non-Exclusive License    2055       World     Extendable at Intersound's Option
  135101 MORMON TAB:LIVE IN JERUSALEM      9/15/94  Exclusive License      8/31/97      World
  135151 PINES OF ROME:PACIFIC SYMPHONY   10/15/94  Exclusive License      8/31/97      World
  135171 VIOLIN ENCORES:SILVERSTEIN       10/15/94  Exclusive License     Sell Off  United States
  135181 MY ROMANCE:JOHN ARPIN            10/15/94  Exclusive License      8/31/97      World
  135211 RARE RUSSIAN:MORMON TAB           3/15/95  Exclusive License     Sell Off      World      Extendable at Intersound's Option
  135221 LOVE SWEET SONG  1993             4/15/95  Exclusive License        1/1/01     World      Extendable at Intersound's Option
  135301 ARPIN:SOMEBODY LOVES ME           6/15/95  Exclusive License       8/31/97     World      Extendable at Intersound's Option
  135311 JOPLIN RARITIES                   6/15/95  Exclusive License       8/31/97     World      Extendable at Intersound's Option
  135321 BARBERSHOP VOL. 1994              7/15/95  Exclusive License        1/1/01     World      Extendable at Intersound's Option
  135341 VIETNAM TRIOLOGY: CHICAGO         9/15/95  Exclusive License       8/31/97     World      Extendable at Intersound's Option
  135351 GAIDZUNOV TCHIAKOVKSY:VIOLIN      9/15/95  Exclusive License       8/31/97     World
  135361 WHILE MY GUITAR GENTLY WEEPS      9/15/95  Exclusive License       8/31/97     World
  135371 MOZART:PIANO CONCERTO VOL. 6      9/15/95  Exclusive License       8/31/97     World
  135381 DVORAK: VIOLIN CONCERTO           9/15/95  Exclusive License       8/31/97     World      Extendable at Intersound's Option
  135391 GREIG: PIANO CONCERTO             9/15/95  Exclusive License       8/31/97     World
  135401 RACHMANIOFF:3RD PIANO CONCERTO    9/15/95  Exclusive License       8/31/97     World      Extendable at Intersound's Option
  135411 HAYDN:PIANO CONCERTO VOL. 4       9/15/95  Exclusive License       8/31/97     World
  135511 BENNY GOODMAN                     2/15/96  Non-Exclusive License     2047      World
  135521 HARRY JAMES                       2/15/96  Non-Exclusive License     2047      World
  135531 KATE SMITH                        2/15/96  Non-Exclusive License     2047      World
  135541 AL JOLSON                         2/15/96  Non-Exclusive License     2047      World
  135551 BANDS OF THE 20'S                 2/15/96  Non-Exclusive License     2047      World
  135561 BANDS OF THE 30'S                 2/15/96  Non-Exclusive License     2047      World
  135761 BARBERSHOP                        2/15/97  Exclusive License         2006      World      Extendable at Intersound's Option
  135771 FULL MOON                          972015  Non-Exclusive License     1999      World
  135891 BARBERSHOP 96                     9/23/97  Exclusive License         2001      World      Extendable at Intersound's Option
  135921 AL JOLSON:ON BDWAY:2 DISC         9/15/97  Non-Exclusive License     2055      World      Extendable at Intersound's Option
  135951 LOWEN & NAVARRO: LIVE WIRE       10/15/97  Exclusive License         2002      World
  136011 BACH'S GREATEST HITS              8/15/93  Non-Exclusive License     2055      World
  136021 BEETHOVEN'S GREATEST HITS         8/15/93  Non-Exclusive License     2055      World
  136031 MOZART'S GREATEST HITS            8/15/93  Non-Exclusive License     2055      World
  136041 HANDEL'S GREATEST HITS            8/15/93  Non-Exclusive License     2055      World
  136051 TCHAIKOVSKY'S GREATEST HITS       8/15/93  Non-Exclusive License     2055      World
  136061 GREATEST HITS OF THE BAROQUE      8/15/93  Non-Exclusive License     2055      World
  136071 STRAUSS' GREATEST HITS            8/15/93  Non-Exclusive License     2055      World
  136081 RAVEL'S GREATEST HITS             8/15/93  Non-Exclusive License     2055      World
  136091 CHOPIN'S GREATEST HITS            8/15/93  Non-Exclusive License     2055      World
  136101 DVORAK'S GREATEST HITS            8/15/93  Non-Exclusive License     2055      World
  136111 WORLDS GREATEST OVERTURES         8/15/93  Non-Exclusive License     2055      World
  136121 WORLDS GREATEST MARCHES           8/15/93  Non-Exclusive License     2055      World
  136131 OPERETTA                         11/15/94  Non-Exclusive License     2055      World
  136141 CHORUSES                         11/15/94  Non-Exclusive License     2055      World
  136171 BRAHMS:REFERENCE GOLD 2 DISC      3/15/96  Non-Exclusive License     2055      World
  136181 ENCORES:REFERENCE GOLD 2 DISC     3/15/96  Non-Exclusive License     2055      World
  136191 GERSHWIN-REF GOLD                 7/15/97  Non-Exclusive License     2055      World
  136201 JOPLIN - REF GOLD                 7/15/97  Non-Exclusive License     2055      World
  136591 CONCERT GOLD:INTERLUDES           2/15/97  Non-Exclusive License     2055      World
  136601 CONCERT GOLD:STARS & STRIPES      2/15/97  Non-Exclusive License     2055      World
  136741 ROSSINI:OPERA FOR ORCHESTRA       5/15/96  Non-Exclusive License     2055      World
  136751 MOZART;OPERA FOR ORCHESTRA        5/15/96  Non-Exclusive License     2055      World
  138001 BEST OF THE BAROQUE:3 DISC SET    8/15/95  Non-Exclusive License     2055      World
  138041 THE MAGIC OF MOZART:3 DISC SET    8/15/95  Non-Exclusive License     2055      World
  138081 THE GREAT SYMPHONIES:3 DISC SE    8/15/95  Non-Exclusive License     2055      World
  138121 PIANO MASTERPIECES                8/15/95  Non-Exclusive License     2055      World
  138161 VIVE LA FRANCE                    8/15/95  Non-Exclusive License     2055      World
  138201 WORLDS GREAT OVERTURES:3 DISC     8/15/95  Non-Exclusive License     2055      World
  138241 THE GREAT ROMANTICS               8/15/95  Non-Exclusive License     2055      World
  138281 WORLDS GREATEST MARCHES:3 DISC    8/15/95  Non-Exclusive License     2055      World
  138321 RUSSIAN FANTASY: 3 DISC SET       8/15/95  Non-Exclusive License     2055      World
  138361 BEETHOVEN: CONCERTOS 3 DISC       8/15/95  Exclusive License       8/31/97     World
  138401 GREAT MELODIES CLASSICS 3-DISC   10/16/97  Non-Exclusive License     2055      World
  138411 WORLDS'GREATEST CLASSICS 3-DIS   10/16/97  Non-Exclusive License     2055      World
  138421 ORCHESTRAL MELODIES 3-DISC       10/16/97  Non-Exclusive License     2055      World
  138431 ROMANTIC MELODIES 3-DISC         10/16/97  Non-Exclusive License     2055      World
-----------------------------------------------------------------------------------------------------------------------------------

                                 Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item         item                              release   Master Status           Reverts Territory
number       description                       date
-----------------------------------------------------------------------------------------------------------------------------------
   138441    CLASSICAL MASTERPIECES 3-DISC     10/16/97  Non-Exclusive License     2055             World
   138451    MELODIES FOR ORCHESTRA 3-DISC     10/16/97  Non-Exclusive License     2055             World
   138461    CLASSICS FOR LOVERS 3-DISC        10/16/97  Non-Exclusive License     2055             World
   138471    GREAT ROMANTICS 3-DISC            10/16/97  Non-Exclusive License     2055             World
   145161    THE MUSIC OF ABBA-LONDON SYMPH    12/15/91  Exclusive License       12/15/97       U.S. & Canada
   145171    BEATLES GREATEST HITS-LONDON      12/15/91  Exclusive License       12/15/97       U.S. & Canada
   145181    HOT LATIN NIGHTS-FERRANTE&TEIH    12/15/91  Exclusive License        7/1/96            World
   145451    COUNTRY BANJOS                     6/15/92  Exclusive License       Sell Off           World
   145461    COUNTRY FIDDLES                    6/15/92  Exclusive License       Sell Off           World
   145611    NAT KING COLE                      9/15/92  Non-Exclusive License     2047             World
   145631    TOMMY DORSEY                       8/15/92  Non-Exclusive License     2047             World
   145641    GLENN MILLER                       9/15/92  Non-Exclusive License     2047             World
   145651    ALL THAT JAZZ                      9/15/92  Non-Exclusive License     2047             World
   145721    AMAZING GRACE & OTHER BAGPIPE      1/15/94  Exclusive License       8/31/97            World
   147731    CARRIBBEAN MON                     6/16/97  Non-Exclusive License     2055             World
   147741    CARRIBBEAN MON                     6/16/97  Non-Exclusive License     2055             World
   152001    HORAS & MORE                       5/15/95  Exclusive License       2/28/00            World
   152011    JEWISH PARTY FAVORITES             5/15/95  Exclusive License       2/28/00            World
   152021    LETS DANCE                         5/15/95  Exclusive License       2/28/00            World
   152031    TO LIFE                            5/15/95  Exclusive License       2/28/00            World
   161111    CLASSICAL MUSIC PEOPLE WHO HAT     5/15/92  Non-Exclusive License     2060             World
   161121    CLASSICS FOR LOVERS                5/15/92  Non-Exclusive License     2060             World
   161181    CLASSICAL PIANO (COMPILATION)     12/15/92  Non-Exclusive License     2060             World
   161191    SOMEONE TO WATCH OVER ME:ARPIN    12/15/92  Exclusive License       8/31/97            World
   162011    WHAT DOES A DEAF GUY-BEETHOVE      5/15/93  Non-Exclusive License     2060             World
   162021    PROLIFIC IN EVERY RESP.-BACH       5/15/93  Non-Exclusive License     2060             World
   162031    NOT BAD FOR A KID - MOZART         5/15/93  Non-Exclusive License     2060             World
   162041    DON'T GIVE UP - TCHAIKOVSKY        5/15/93  Non-Exclusive License     2060             World
   162051    INSTRUMENTAL STRATEGY-OVERTUR      5/15/93  Non-Exclusive License     2060             World
   162061    LONG HAIR LOUD MUSIC-SYMPHONY      5/15/93  Non-Exclusive License     2060             World
   162101    TCHAIK:1812 OVERTURE & OTHER H     3/15/97  Non-Exclusive License     2060             World
   162111    BRAHMS:PIANO CONCERTO NO 1         3/15/97  Non-Exclusive License     2060             World
   162121    MOZART:SYMPHONIES 40 & 41          3/15/97  Non-Exclusive License     2060             World
   162131    BOLERO & OTHER FRENCH MASTERPI     3/15/97  Non-Exclusive License     2060             World
   162141    HANDEL:MESSIAH HIGHLIGHTS          3/15/97  Non-Exclusive License     2060             World
   162151    GERSHWIN PLAYS RHAPSODY IN BLU     3/15/97  Non-Exclusive License     2060             World
   170011    MY FATHERS HOUSE                   4/15/92  Exclusive License       Sell Off           World
   170021    HYMNS FROM THE HILLS-LYNN          4/15/92  Exclusive License       12/31/97           World
   170111    TERRI LYNN - INSIDE A TEAR         3/15/93  Exclusive License       6/20/01            World
   170191    PRAISE IN STREETS-BLUESTONE        5/15/93  Exclusive License       Sell Off           World
   170241    JI LIM:THROUGH IRON WALLS          2/15/93  Exclusive License       Sell Off           World
   170321    HEAVEN'S METAL                     6/15/94  Exclusive License       Sell Off           World
   170391    9:1 WAY:DESTINATION UNKNOWN        9/15/94  Exclusive License        6/6/97            World
   174011    VIVALDI'S GREATEST HITS            5/15/92  Non-Exclusive License     2060             World
   174021    BACH'S GREATEST HITS               5/15/92  Non-Exclusive License     2060             World
   174031    HANDEL'S GREATEST HITS             5/15/92  Non-Exclusive License     2060             World
   174041    MOZART'S GREATEST HITS             5/15/92  Non-Exclusive License     2060             World
   174051    BEETHOVEN'S GREATEST HITS          5/15/92  Non-Exclusive License     2060             World
   174061    TCHAIKOVSKY'S GREATEST HITS        5/15/92  Non-Exclusive License     2060             World
   174071    CHOPIN'S GREATEST HITS             5/15/92  Non-Exclusive License     2060             World
   174081    GREATEST HITS OF THE ORGAN         5/15/92  Non-Exclusive License     2060             World
   174091    WORLD'S GREATEST OVERTURES         5/15/92  Non-Exclusive License     2060             World
   174101    WORLD'S GREATEST CHORUSES          5/15/92  Non-Exclusive License     2060             World
   174111    WORLD'S GREATEST WALTZES           5/15/92  Non-Exclusive License     2060             World
   174121    GREAT HITS OF THE BAROQUE          5/15/92  Non-Exclusive License     2060             World
   174131    PIANO MASTERPIECES                 3/15/93  Non-Exclusive License     2060             World
   174141    GREAT CONCERTOS                    3/15/93  Non-Exclusive License     2060             World
   174151    BRAHMS GREATEST HITS              12/15/93  Non-Exclusive License     2060             World
   174161    WORLDS GREATEST SYMPHONIES        12/15/93  Non-Exclusive License     2060             World
   175541    JAMES HALL:GOD IS IN CONTROL       9/15/94  Exclusive License         1999             World
   175681    CRYSTAL GAYLE: COUNTRY HYMNS       4/15/95  Exclusive License         1998         United States
   180041    'WEST SIDE STORY'                  9/15/89  Non-Exclusive License     2065             World
   180071    'HOLLYWOOD'S GREATEST HITS'        9/15/89  Exclusive License       8/31/97            World
   181041    BASS FREAKS                        7/15/94  Exclusive License        6/5/99            World
   181051    CRTOON:BASS FREAKS                11/15/94  Exclusive License        6/5/99            World
   181151    BASS CREATIONS                     4/15/95  Exclusive License       3/28/00            World
   181241    KC & THE SUNSHINE BAND             5/15/95  Exclusive License        3/1/00        U.S. & Canada
   189131    HOLIDAY IN RUSSIA                  4/15/96  Non-Exclusive License     2060             World
   189141    HOLIDAY IN JAMAICA                 4/15/96  Non-Exclusive License     2060             World
   190041    CHUCK MANGIONE GREATEST HITS       2/15/91  Exclusive License       Sell Off       United States
   191071    KANSAS LIVE AT THE WHISKY          5/15/92  Exclusive License       6/23/97    United States & Canada
   191081    LATEST & GREATEST BELLAMY BROS     6/15/92  Exclusive License        6/1/98    United States & Canada
-----------------------------------------------------------------------------------------------------------------------------------

                                 Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item         item                              release   Master Status           Reverts Territory
number       description                       date
-----------------------------------------------------------------------------------------------------------------------------------
   191091    BELLAMY BROS - RIP OFF THE KNB     7/15/93  Exclusive License       5/30/97    United States & Canada
   191201    BECKY HOBBS                        3/15/94  Exclusive License        3/1/97            World
   191251    EDGAR WINTER-I'M NOT A KID ANY     5/15/94  Exclusive License        5/1/97        U.S. & Canada
   191311    JAMES HALL - GOD IS IN CONTROL    10/15/94  Exclusive License       8/15/99            World
   191401    LEWIS GRIZZARD:ALIMONY            11/15/94  Exclusive License       10/15/96           World
   191421    JONATHAN CAIN                      4/7/95   Exclusive License       6/30/99   World except Scandanavia
   191511    JEFFERSON STARSHIP:NEXT GENERA     5/15/95  Exclusive License       6/30/97        U.S. & Canada
   191521    A GOSPEL CHRISTMAS                 7/15/95  Exclusive License       4/26/00            World
   191541    PAUL MORTON                        6/15/95  Exclusive License       6/30/00        U.S. & Canada
   191581    GUESS WHO: LIBERTY                 6/15/95  Exclusive License        6/5/00     World except Canada
   191601    CANDI STATON                       7/15/95  Exclusive License       6/30/98            World
   191651    SKELETON CREW:ENHANCED             9/15/95  Exclusive License       5/30/00            World
   191711    AMAZING GRACE                      1/16/97  Non-Exclusive License   1/31/01            World
   191721    IN THE SPIRIT                      1/15/96  Non-Exclusive License   1/31/01            World
   191731    HIGHWAY 101:REUNITED               2/15/96  Exclusive License        1/8/00            World
   191751    *BETTY:LIMBOLAND                   3/15/96  Exclusive License       1/11/99            World
   191841    BELLAMY BROS:TROPICAL CHRISTMA     6/14/96  Exclusive License         2000          US / Canada
   191851    A CRYSTAL CHRISTMAS:CRYSTAL GA     4/14/96  Exclusive License         2000          US / Canada
   191861    *BELLAMY BROS:DANCIN               7/15/96  Exclusive License         2000          US / Canada
   191871    *SINBAD:SUMMER JAM VOL 1           5/15/96  Exclusive License        7/1/01            World
   192102    EDWIN HAWKINS SEMINAR 91           1/15/93  Exclusive License       Sell-Off       United States
   192112    EDWIN HAWKINS: IF YOU LOVE ME      8/15/93  Exclusive License       Sell-Off       United States
   192251    *SUMMER JAM 2                     10/15/96  Exclusive License         2001             World
   192321    *EDDIE JAMES:GRACE                10/15/96  Exclusive License         1999             World
   192331    HIGHER:EDDIE JAMES/PHOENIX MAS    10/15/96  Exclusive License         1999             World
   192581    HWY 101:LATEST & GREATEST          2/15/97  Exclusive License         2000             World
   192751    THE HIT LIST:PG                    7/15/97  Non-Exclusive License     2000             World
   192781    RADIO FREE MUSIC:VOL 1             7/15/97  Exclusive License         2000         United States
   192791    BELLAMY BROS:OVER THE LINE         7/15/97  Exclusive License         2000         United States
   192851    THE HIT LIST                       7/15/97  Non-Exclusive License     2000             World
   193071    CRYSTAL GAYLE                      4/15/93  Exclusive License        1/1/98        U.S. & Canada
   193101    GATLIN BROS GREATEST HITS          1/15/94  Exclusive License       Sell Off           World
   193111    BELLAMY BROS:TAKE ME HOME          3/15/94  Exclusive License        3/1/97        U.S. & Canada
   193131    MOE BANDY: GREATEST HITS          11/15/94  Exclusive License        3/1/97            World
   193141    TONY ORLANDO GREATEST HITS        11/15/94  Exclusive License       12/29/96       U.S. & Canada
   193151    CRYSTAL GAYLE:SOMEDAY              4/15/95  Exclusive License        5/1/98        U.S. & Canada
   193161    MOE BANDY COUNTRY HYMNS            4/15/95  Exclusive License        3/1/97            World
   193181    MOE BANDY:A COWBOY CHRISTMAS       6/25/96  Exclusive License        3/1/97            World
   193191    PATRICIA CONROY                    2/15/96  Exclusive License       9/30/98        United States
   193231    ONE WAY LOVE:BELLAMY BROTHERS      3/15/96  Exclusive License         2000         United States
   195001    *CANT GET THIS NO MORE             4/15/96  Non-Exclusive License     1999         United States
   195011    *BETTER GET THIS NOW               4/15/96  Non-Exclusive License     1999         United States
   195021    *CANT GET THIS NO MORE VOL 2      10/15/96  Non-Exclusive License     1999         United States
   195031    BETTER GET THIS NOW VOL 2          9/15/96  Non-Exclusive License     1999         United States
   195041    *BOOTY MIX 96                      9/15/96  Non-Exclusive License     1999         United States
   195051    EURO MIX 97                       11/15/96  Non-Exclusive License     2000         United States
   195061    PG:CANT GET THIS NO MORE V2       10/15/96  Non-Exclusive License     2000         United States
   195071    PG:BETTER GET THIS NOW V2         10/15/96  Non-Exclusive License     2000         United States
   195081    GROOOVE MIX 97                     1/15/97  Non-Exclusive License     2000         United States
   195101    BOOTY MIX 2:THE NEXT BOUNCE         972015  Non-Exclusive License     2000         United States
   195161    ELEKTRONIKA-CHEMISTRY              5/15/97  Non-Exclusive License     2000         United States
   195171    BOOTLEG BOOTY:                     8/15/97  Non-Exclusive License     2000         United States
   195191    INDIGO MOODS:NEW AGE               9/23/97  Non-Exclusive License     2000         United States
   195201    FLAVORS OF JAZZ                    9/15/97  Non-Exclusive License     2000         United States
   195211    RETRO LUNCH BOX:SQUEEZE THE CH     9/15/97  Non-Exclusive License     2000         United States
   195221    CHEMICAL DANCE RAVE V2             9/23/97  Non-Exclusive License     2000         United States
   195231    NASTY                              9/15/97  Non-Exclusive License     2000         United States
   195241    BEFORE X                          10/15/97  Non-Exclusive License     2000         United States
   196041    AQUARIUM RESCUE UNIT ALB          10/15/94  Exclusive License        7/6/99            World
   196051    AQUARIUM RESCUE UNIT EP            8/15/94  Exclusive License        7/6/99            World
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

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                                   SCHEDULE D

                               PERMITTED LICENSES